                                                                  Exhibit 10.4

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of this Company's confidential treatment request.


                                   CONTRACT




                                    between

                              SUNTEL PRIVATE LTD

                                      and

                          AIRSPAN COMMUNICATIONS LTD

                                      for

                               Purchase Order No

                                  LP/0442/99

                                April 26, 1999

This Contract is entered into between:


                    Suntel (Private) Ltd. ("The Purchaser")

                                of the one part

                                      and

                   Airspan Communications Ltd ("Contractor")

                              of the other part.

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                                      iii

                                   Contract
                                   --------

                               Table Of Contents
                               -----------------

Introduction
Clause 1   Definitions

Clause 2   Contractor's Scope of Supply

Clause 3   Contractor's Subcontractors
           3.1 General
           3.2 Technical information

Clause 4   Specifications
           4.1 General
           4.2 Technical Specification
           4.3 System Description
           4.4 Design, construction and manufacture
           4.5 Information from The Purchaser

Clause 5   The Purchaser's Share of Responsibilities

Clause 6   Changes

           6.1 General
           6.2 Changes demanded by The Purchaser
           6.3 Changes proposed by the Contractor
           6.4 Contractor's obligation to propose changes
           6.5 The Purchaser's approval of changes
           6.6 Supplementary agreement
           6.7 Variations in prices
               6.7.1  Increase or decrease in prices
               6.7.2  Reimbursements to The Purchaser for increased costs

Clause 7   Project Group, Progress Report, Time Schedule and Delays

           7.1 Project group
           7.2 Progress report
           7.3 Time schedule
           7.4 Delays

Clause 8   Inspection

           8.1 General
           8.2 No prejudice

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                                      iv

           8.3    Subcontractors

Clause 9   Acceptance Procedure and Actual Date of Delivery

           9.1    General
           9.2    Quality assurance
           9.3    System test (or Site Acceptance Test)
           9.4    Acceptance test (or System Acceptance Test)
           9.5    Actual Date of Delivery

Clause 10  Warranties and Certain Consequences in the Event of Breaches of
           Warranties

           10.1   Warranty period
           10.2   Corrective Measures Activity
           10.3   Warranty of Corrective Measures
           10.4   Notification of defects
           10.7   Warranty regarding replaced or corrected parts
           10.8   Warranty of Reliability and Maintainability
           10.9   Warranty of Documentation
                  10.9.1  Sufficient and adequate for Operation and Maintenance
                  10.9.2  Additional Documentation
           10.10  Spares Warranty
           10.11  Warranty of right to use and reproduce etc.
           10.12  Repairs Warranty
           10.13  Warranty for production
           10.15  Title and intellectual property rights
           10.16  Exceptions from warranties
           10.17  Records of events

Clause 11  Delivery

           11.1   Equipment and Software
                  11.1.1  Contractual Date of Delivery
                  11.1.2  Passing of Title
                  11.1.3  Software license
           11.2   Installation
           11.3   Training
           11.4   Documentation
           11.5   Spare parts
           11.6   Test Instruments
           11.7   Marking

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                                       v

           11.8    Packing
           11.9    Order Procedure

Clause 12  Liquidated Damages in the Event of Delays in Delivery
           12.1 General
           12.2 WLL System, training, documentation, spare parts and test instruments
           12.3 Delays caused by The Purchaser or Force Majeure Events

Clause 13  Prices

Clause 14  Payments
           14.1    General
           14.2.1  Equipment and Software
           14.4.1  Invoicing
           14.4.2  Interest

Clause 15  Liability for Accidents, Damage and Loss
           15.1    Liability before passing of risk
           15.2    Other indemnification
           15.3    Gross misconduct
           15.4    Limitation of The Purchaser's liability
           15.5    Obligations to limit damages and loss

Clause 16  Patents and Other. Intellectual and Industrial Property Rights

Clause 17  Force Majeure

Clause 18  Optional Orders

           18.1    WLL System
           18.2    Terms and conditions
           18.3    Exercise of option

Clause 19   Network and Maintenance

Clause 20   Non Waiver

Clause 21   Language

Clause 22   The Purchaser's Approval

Clause 23   Compliance with the Law

Clause 24   Assignment

Clause 25   Termination

Clause 26   Cancellation

            26.1   General
            26.2   Cancellation due to Contractor
            26.3   Cancellation with reference to Force Majeure

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                                      vi

          26.4   Consequences of cancellation according to 26.2
          26.5  Consequences of cancellation according to 26.3
          26.6   Ownership to Equipment etc.
          26.7   Survival of Clauses

Clause 27 Entire Agreement Modifications of the Contract

Clause 28 Order of Priority

Clause 29 Applicable Law

Clause 30 Confidentiality

Clause 31 Disputes

Clause 32 Notices

Clause 33 Support Bond

Clause 34 Contract Period


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                                      vii

                   List of Annexes to the Contract Document
                   ----------------------------------------

     Annex 1    Technical Specifications

     Annex 2    Compliance List to the Technical Specifications

     Annex 3    System Description

     Annex 4    Price Summary

     Annex 5    Price Lists

     Annex 6    Discount Table

     Annex 7    Equipment and Software

     Annex 8    Optional Equipment and Software

     Annex 9    Turn-key services

     Annex 10   Training

     Annex 11   Documentation

     Annex 12   Spare Parts

     Annex 13   Test Equipment

     Annex 14   Logistics

     Annex 15   Quality

     Annex 16   System Requirements

     Annex 17   Acceptance Procedure

     Annex 18   Time Schedule

     Annex 19   Share of Responsibilities

     Annex 20   Subcontractors and Local Support

     Annex 21   Network Operations and Maintenance

     Annex 22   Vendor Financing

     Annex 23   Insurance

     Annex 24   Availability

     Annex 25   Definition of Service Effecting Errors

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                                     viii

     Annex 26   Software License

     Annex 27   Project Organisation

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                                       i

                             Clause 1- Definitions
                             ---------------------

For the purpose of this Contract the following words and abbreviations shall have the meaning herein assigned to them unless the subject matter or context would obviously require otherwise:

"Actual Date of Delivery" with respect to the WLL System shall mean the date defined in Clause 9.5. And applies to the first phase of the project as defined in Annex 18.

"Delivery" shall be delivery of equipment that is not part of the phase 1.

"The Purchaser's Share of Responsibility" shall mean all buildings, facilities and equipment as well as all labour and services to be or caused to be provided by The Purchaser under this Contract as further set out in Clause 5.

"Contract" shall mean this Contract between the Purchaser and the Contractor, including all Annexes as amended from time to time and incorporated herein and all documents to which reference may properly be made in order to ascertain the right and obligations of the parties.

"Contract Price" shall mean that the sum so named in the Contract together with any additions thereto or deductions therefrom as are agreed in writing under the Contract.

"Contractor's Scope of Supply" shall mean all Equipment, Software, Documentation, Installation, spare parts, test instruments, services and other activities to be supplied by the Contractor.

"Contractual Date of Delivery" with respect to the WLL System shall mean the date defined in Clause 11.1.1.

"Day" shall mean calendar day.

"CIP" as defined in INCOTERMS 1990.

"Documentation" shall mean all necessary written and drawn information about the WLL System for operation, maintenance and training.

"Equipment" shall mean the hardware including standard software (except documentation other than documentation included in Software) collectively (including spare parts) that is to be supplied by the Contractor under this Contract.

"WLL System" shall mean all Equipment and Software to be supplied by the Contractor meeting all the requirements of this Contract including the details set out in Annexes 7-13 and 21, when properly installed, interfaced and used in conjunction with the Contractor's Scope of Supply obligations defined in the Technical Specification.

"Installation" shall mean assembling and testing.

"Latest Version" shall mean the last maintained release of software issued to The Purchaser and in use on the System.

"Licence" shall mean the Licence grated to The Purchaser by Supplier.

"Month" shall mean calendar month.

"Object Code" shall mean Software either written directly or translated from Source Code, which when presented on a suitable medium may be directly executed by and through computer hardware and/or firmware and which code may be stored on any storage medium whatsoever.

"Premises" shall mean the place or places other than the Contractor's premises to which the Equipment and Software are to be delivered or where Contractor's Scope of Supply obligations are to be carried out.

"Software" shall mean all operating systems, application, programs, compilers, utilities, service software and other programs and associated documentation provided by the Contractor for inclusion in the WLL System.

"Software Release" shall mean revisions to Software containing new features or enhancements.

"Source Code" shall mean Software in assembly language or any higher-level language and all available appropriate documentation.

"Specifications" shall have the meaning set out in Clause 4.1 and shall include Technical Specifications.

"System" shall be as described in Annex 3.

"Technical Specifications" shall have the meaning as set out in Subclause 4.1.

"Tender" means the tender published by Suntel.

"Time Schedule" shall have the meaning appearing in Subclause 7.3.

"Week" shall mean calendar week.

"Limited commercial traffic" is defined as commercial service provided with subscriber terminals used and provided for site and system acceptance (which are supplied in the first phase of this contract).

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                                      iii

                    Clause 2 - Contractor's Scope of Supply
                    ---------------------------------------

The Contractor undertakes to supply and shall deliver to The Purchaser in accordance with the terms and conditions of this Contract the WLL System, all of which shall meet the requirements set out in this Contract.

In the performance of its undertakings under this Contract the Contractor shall provide (if purchased) the Purchaser with a WLL System consisting of

- Equipment and Software set out in Annex 7

- Optional Equipment and Software set out in Annex 8

- Turn-Key Services set out in Annex 9

- Training set out in Annex 10

- Documentation set out in Annex 11

- Spare parts set out in Annex 12

- Test Equipment set out in Annex 13

- Network operations and maintenance set out in Annex 21

all on the terms and conditions set out in this Contract.

The Contractor shall consequently, with regard to the Contractor's Scope of Supply and services unless otherwise specifically stated in this Contract, bear the responsibility for providing:

all design, engineering, labour, materials, equipment, software, services, tools and instruments, Documentation, information, manufacture, assembling, technical marking, packing, transportation, action, unloading, Installation, commissioning, inspection, testing, delivery, training and maintenance support with respect to the WLL System and undertakes - without extra costs to The Purchaser - to provide hardware, software, documentation, services or other activities which are necessary to fulfil the Contractor's obligations as set forth in this Contract.

Concerning design responsibility the Contractor shall be solely responsible for the design and adequacy of the System and shall not claim any additional payment nor be relieved from any obligation imposed on it by this Contract on grounds of misunderstanding or insufficient information received from and/or supplied by The Purchaser and/or its representatives on any matter whatsoever related to this Contract.

The Contractor's responsibility for the design of the System shall not in any way be diminished nor shall its design approach be restricted or limited by The Purchaser's acceptance of the Contractor's guidance or recommendations as to engineering standards and design specifications or by The Purchaser's suggestions or recommendations on any aspect of the said design.

The System shall be commercially functional and fully available for at least
99.50 % of the time, 24 hours a day, throughout the full calendar year. The definition and calculation for availability is given Annex 24 Availability.

Failure to meet the above parameters will be deemed as breach of performance and shall be referred to the project group, which shall determine the impact of extent of any penalty, according to the terms and conditions within the contract.

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                                      iv

                    Clause 3 - Contractor's Subcontractors
                    --------------------------------------

3.1  General
------------

     Subject to any expressed provision to the contrary contained in this Contract, The Purchaser hereby agrees that the Contractor in the performance of this Contract may enter into subcontract and purchase arrangements with subcontractors with respect to the services, work at site units of the Equipment and Software, therein referred to, provided that any subcontracting by Contractor is subject to the prior written consent of The Purchaser on a case by case basis. This consent of The Purchaser shall in no way affect the Contractor or relieve the Contractor from its responsibilities or obligations under this Contract nor create any contractual or employer - employee relationship between The Purchaser and any subcontractor or supplier of the Contractor.

     The Contractor may substitute individual subcontractors, provided that the Equipment offered by another subcontractor can be integrated in the WLL System and in particular that it and its spare parts are pin-to-pin compatible with the substituted ones, while maintaining the full responsibility of the Contractor for all requirements and guarantees specified.

     Contractor's subcontractors, their names, addresses and equipment or services to be supplied, are set out in Annex 20.

3.2  Technical information
--------------------------

     The Contractor shall without charge furnish The Purchaser with such technical information as The Purchaser may from time to time require - in order to be able to make reliable evaluations and to operate, maintain, repair and replace - with respect to any materials and components that the Contractor will purchase from other sources as well as materials and components that the above subcontractors and suppliers will employ in the performance of the Contract, provided that the said information is or can reasonably be made available to the Contractor.

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                                       v

                           Clause 4 - Specifications
                           -------------------------

4.1  General
------------

     In satisfying its obligations under this Contract the Contractor shall incorporate into the Contractor's Scope of Supply the standards and specifications defined in Subclauses 4.2 - 4.3 (inclusive), all of which will hereinafter collectively be referred to as the "Specifications". The said term shall also include any subsequent amendment or addition to the said standards or specifications.

4.2  Technical Specification
----------------------------

     The Contractor's Scope of Supply shall in all respects satisfy those technical and performance specifications that are set out in Annex 1, and 2 hereto.

4.3  System Description
-----------------------

     The Contractor's Scope of Supply shall in all respects satisfy those descriptions that are set out in Annex 3 hereto.

4.4  Design, Construction and Manufacture
-----------------------------------------

     The WLL System shall

     (i) be designed, constructed, manufactured and assembled so as to achieve reliability in accordance with the provisions set out in Annex 1, 2 and 3 and Annex 15 and otherwise in accordance with good engineering and manufacturing practices, and

     (ii) be such as to ensure that the WLL System will function properly, both separately and as an integrated and reliable part of the networks to which it is connected. The Contractor shall always take into account the importance that The Purchaser attaches to the requirements that the WLL System shall be easy to handle with respect to operation and maintenance. The Contractor shall execute the Contract with the care, skill and diligence expected from a competent contractor.

4.5  Information from The Purchaser
-----------------------------------

     To the extent the Contractor has not obtained from The Purchaser all necessary information already prior to the signing of this Contract (and has not been provided by The Purchaser under Clause 5), the Contractor undertakes to take all such actions as are necessary to obtain all information regarding technical features and characteristics of as well as other circumstances relating to the relevant networks, The Purchaser' equipment and information regarding WLL recommendations released by ETSI (that are defined below) to enable the Contractor to fulfil its undertakings under this Contract and to provide The Purchaser with Contractor's Scope of Supply fulfilling all the requirements set out in the Specifications or otherwise in this Contract.

     To the extent the Contractor so requests in writing The Purchaser shall furnish the Contractor with such information as is referred to above that is readily available to The Purchaser or, if the information is not so available, advise the Contractor of such knowledge (if any) as The Purchaser may have readily available, on how to obtain the required information.

     Relevant WLL ETSI Recommendations
     ---------------------------------

  ETS 301 055 - Transmission and Multiplexing (TM);
                Digital Radio Relay Systems (DRRS);
                Direct Sequence Code Division Multiple Access (DS-CDMA) point-to-multipoint DRRS in frequency bands in the band 1 GHz to 3 GHz

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                                      vi

             Clause 5 - The Purchaser's Share of Responsibilities
             ----------------------------------------------------

     The Purchaser's shall provide or cause to be provided the facilities, equipment, labour and services that are set out in Annex 19.
                                                             --------

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                                      vii

                              Clause 6 - Changes
                              ------------------

6.1  General
------------

     The parties recognise that changes to the Contractor's Scope of Supply or otherwise of this Contract may be necessary or desired after the date of signing of the Contract. The following provisions shall apply to The Purchaser and the Contractor's rights and obligations with respect to such changes. To be deemed to be a change under this Clause 6, the change shall have been demanded by The Purchaser or proposed by the Contractor, as the case may be.

     Any new or changed Software and Equipment shall be considered as an integrated part of the WLL System and shall fall under the conditions of this Contract.

6.2   Changes Demanded by The Purchaser
---------------------------------------

     The Purchaser shall have the right at any time to request reasonable changes in the Specifications and other changes in the Contractor's Scope of Supply. The Contractor agrees to effect all such reasonable changes as The Purchaser may request, subject to changing price as provided in Clause
     6.7.1 and reasonable other conditions.

6.3  Changes Proposed by the Contractor
---------------------------------------

     The Contractor shall inform The Purchaser about any possible change, possible improvement or development regarding the WLL System and related technology that comes to the Contractor's knowledge during the validity of this Contract and that is not already known to The Purchaser.

     The Contractor may propose such changes of the Contractor's Scope of Supply as the Contractor deems appropriate.

6.4  The Contractor's Obligation to Propose Changes
---------------------------------------------------

     The Contractor shall be obliged to propose such changes to the Contractor's
           Scope of Supply as are necessary or advisable in order to
     (i) achieve technical improvements of the WLL System, or otherwise implement technical or economical improvements or new technology or experiences;

     (ii)  obtain consents necessary from authorities Sri Lanka or

     (iii) otherwise minimise the cost of day-to-day operation and maintenance of the WLL System.

6.5  The Purchaser's Approval of Changes
----------------------------------------

     The Contractor may not, without the prior written consent of The Purchaser, make any change to any part of the Contractor's Scope of Supply, - even if after such change Contractor's Scope of Supply still complies with the Specifications.


6.6  Supplementary Agreement
----------------------------

      For each change, whether proposed by the Contractor or The Purchaser, the Contractor shall provide The Purchaser with a written offer. Such offer shall set forth in detail the change of the Contractor's Scope of Supply and shall contain information on possible changes of

      - Equipment
      - Software
      - Documentation

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                                     viii

      - Training
      - Turn-key Services
      - Spare parts
      - Test Equipment
      - Prices
      - Contractual Date of Delivery
      - Other Dates according to Time Schedule
      Warranties

      and on other changes of The Purchaser's Scope of Supply resulting from the change in question as well as on any other terms and conditions that according to the Contractor shall govern the change. The information on prices shall be split on the various items that The Purchaser reasonably requires and be accompanied by all necessary drawings and specifications including a description of the consequences for the WLL System, the environments, the reliability, the maintainability, the training of The Purchaser's staff, the Contractor's Scope of Supply and The Purchaser's Share of Responsibility etc. sufficiently detailed so as to permit The Purchaser to judge on the reasonableness of the prices and other terms and conditions.

      If the change has been proposed by The Purchaser the offer shall be submitted by the Contractor as soon as practicable, however, in no case later than thirty (30) days after receipt of The Purchaser's proposal. The Contractor shall be bound by any offer referred to herein for such a period of time as is required to enable The Purchaser to evaluate and make decision on the basis of the offer.

      Any change according to Subclauses 6.2, 6.3 and 6.6 above has to be agreed by The Purchaser in' the form of a written numbered change order or supplementary order ("Supplementary Agreement"). The Contractor shall not commence any work relating to such a change until The Purchaser has authorised the same and all the related terms and conditions. However, if The Purchaser so requests in writing, the Contractor shall be obliged to commence and carry out minor or urgent changes, notwithstanding that all of the terms and conditions have not at that time been agreed to by The Purchaser.

6.7   Variations in Prices
-------------------------

      6.7.1 Increase or decrease in Prices
      ------------------------------------

      In the event that a change referred to in Clause 6 would result in

      (i) a material increase of the Contractor's costs for the Contractor's performance under this Contract or

      (ii) a material decrease of the Contractor's costs for the Contractor's performance under this Contract then the parties shall mutually in writing agree upon, in good faith, such price increase or decrease as the case may be.

      In the ascertainment and determination of such an increase or decrease, rates and prices specified in this Contract shall as far as possible serve as a guide. Where this is not possible, the increase or decrease shall be an amount that is reasonable in view of all the circumstances.

6.7.2 Reimbursements to The Purchaser for increased costs
---------------------------------------------------------

      6.7.2.1 It is expressly agreed that The Purchaser shall in no event bear any increase of Contract Prices resulting from changes required in order to make the WLL System meet the requirements set out in this Contract.

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                                      ix

      6.7.2.2 Any costs or expenses incurred by The Purchaser due to such a change shall be reimbursed by the Contractor on demand and may be set off by The Purchaser against any payment The Purchaser shall make to the Contractor under this Contract.

      6.7.2.3 In the event that any change would require a change of The Purchaser's Share of Responsibility or of any other equipment belonging to The Purchaser, and the Contractor has failed to inform The Purchaser of this fact prior to the conclusion of the Supplementary Agreement referred to in Subclause 6.6 above, the Contractor shall reimburse The Purchaser for all such increase of costs that The Purchaser will incur due to such a change and the provisions of set-off in Subclause 6.7.2.2 above shall apply.

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                                       x

      Clause 7 - Project Group, Progress Report, Time Schedule and Delays
      -------------------------------------------------------------------

7.1  Project Group
------------------

     For the supervision of the parties' performance under this Contract, the Contractor and The Purchaser shall on The Purchaser's request form a joint project group consisting of representatives from each party ("Project Group") which shall decide when and where to meet. Each party shall bear all costs for its own representatives. Minutes of meetings shall be kept and signed by one representative of each party authorized to this effect. When considered necessary representatives of subcontractors and experts of the parties shall attend the meetings. It is incumbent upon the Contractor to see to it that representatives of the Contractor's subcontractors will attend, if so required. The costs for such experts shall be borne by the party in question. The costs for representatives of the subcontractors of a party shall be borne by the party in question or subcontractor, as they may have agreed separately.

     At the meetings the Project Group shall discuss the progress of the Contractor's Scope of Supply and The Purchaser's Share of Responsibility and review the operation and maintenance facilities of the WLL System.

     The Project Group shall supervise the test procedures for Acceptance Tests set out in Annex 17.

     The Project Group is authorized to make decisions within the technical scope of the Contract . A technical change or correction which entails increased costs or extension of the delivery time shall promptly, but latest at the next meeting be notified in writing by the Contractor. If such notice is not made, the Contractor has no right to demand compensation for such increased costs or to demand acceptance by The Purchaser of prolongation of the delivery time.

     A decision binding on the parties shall be deemed to have been made only if all the representatives of both parties agree and the decision is contained in duly signed minutes. The Project Group shall, however, not be authorized to make decisions that will affect Contract Price(s) or the Contractual Date of Delivery or otherwise decisions resulting in modifications of the Contract. In the event that any of the representatives deem a question to fall outside the authority or competence of the Project Group the question shall be referred for resolution to the Engineering Vice Presidents or their equivalents of each party.

     A detailed description of the Project Organisation, including names of the persons participating and their experiences in the field is set out in Annex 27.

7.2  Progress Report
--------------------

     The Contractor shall every week submit to The Purchaser a Progress Report in three copies up until System Acceptance is achieved. The Progress Report shall contain, as a minimum, a report of all activities related to the Contract that have taken place since the last report, as well as information regarding future activities and the progress of the Contractor's Scope of Supply. After System Acceptance progress reports shall be issued at a frequency mutually agreed.


     The Progress Report shall furthermore contain a complete review of the status of accomplishments, developments and implementation of the Contractor's Scope of Supply obligations against the Time Schedule.

7.3. Time Schedule
------------------

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

                                      xi

     As an integral part of this Contract is attached as Annex 18 a Time
     Schedule indicating crucial milestone dates. The Contractor and The Purchaser undertake to fulfil their undertakings under this Contract in accordance with the Time Schedule. Time is of the essence of this Contract.

7.4  Delays
-----------

     Without prejudice to the provisions of Clause 17, each party to this Contract shall promptly notify the other party in writing where the notifying party has a reasonable belief that circumstances exist or are likely to occur that would be reasonably expected to prevent the Contractor (or any of its subcontractors or suppliers) or The Purchaser (or any of its assignees) from fulfilling its obligations under this Contract according to the Time Schedule.

     In a case where any party, at any time, reasonably believes that any other party is unable to fulfil its obligations on the respective date set out in the Time Schedule, the parties shall meet to determine what action is required. Any notification and/or action that might be determined as a consequence hereof shall be without prejudice to any right or remedy the parties may have under this Contract.

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                                      xii

                             Clause 8 - Inspection
                             ---------------------

8.1  General
------------

     At such times and in such manner as The Purchaser shall deem appropriate for the purpose of inspecting or testing the contractual work in progress and activities under this Contract, including the Contractor's own tests and results thereof, representatives of The Purchaser shall be given notices of the testing and shall have access to the Contractor's and its subcontractor's works as well as other places where activities under this Contract are in preparation or progress. The Purchaser shall have full access to and on request be provided with all test records relating to the Contractor's Scope of Supply. Any inspection or test carried out by The Purchaser or its representatives shall not unduly delay the Contractor.

     The Purchaser shall at all reasonable times have access to the Contractor's
          Scope of Supply, and the Contractor shall provide appropriate facilities for such access and for the purpose of inspection and testing. The Purchaser shall also have full access to all relevant plants, offices and Contractor's Scope of Supply sites of the Contractor and any of its Subcontractors to enable The Purchaser to inspect the Contractor's Scope of Supply and monitor progress.

     The Contractor shall permit The Purchaser or its designated representatives to carry out the following inspection activities at any time: (i) to audit the Contractor's quality assurance system and its application to the Contractor's Scope of Supply including, without limitation, to the manufacture, development, and/or provision of raw materials and components; and (ii) to inspect all parts of the Contractor's Scope of Supply to the extent reasonably practicable to ensure that their quality meets the requirements of the Contract.

     The factory inspection or audit of parts of the System in accordance with this Clause shall not in any way prejudice any right or remedy which The Purchaser may have against the Contractor, or relieve the Contractor of any of its liabilities, and in particular it is without prejudice to the Contractor's obligations relating to the performance of the System under Clause 4.

     Any approval given by or on behalf of The Purchaser in respect of any aspect of the Contractor's Scope of Supply carried out or proposed by the Contractor, or in respect of any part of the System, shall not relieve the Contractor of any obligations under the Contract.

     The Purchaser or its representatives may request that the Contractor performs such reasonable tests and repeated tests (in addition to and apart from such tests as are referred to in Clause 9) as The Purchaser (or its representatives) will consider necessary to be assured that the result of the activities will comply with the requirements of this Contract. The Contractor shall, without extra costs to The Purchaser, provide with all labour, facilities, test equipment and other things and services necessary for this purpose.

     In the event that Software or Equipment is in the course of the inspection found to be defective or otherwise not in conformity with the Specifications, the Contractor shall within shortest possible time take all necessary action to repair all faults, defects or non-conformance.

8.2  Subcontractors
-------------------

     The Contractor shall ensure that the provisions of this Clause 8 also apply to all subcontracts or orders made or placed by the Contractor with any one of its subcontractors and that the provisions of this Clause 8 are held good by the said subcontractors.

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           Clause 9 Acceptance Procedure and Actual Date of Delivery
           ---------------------------------------------------------

9.1  General
------------

     The Acceptance Procedure falls into the following main events:
     - Quality assurance
     - Visual Inspection
     - System test (known as Site Acceptance)
     - Acceptance test (known as System Acceptance)
     - TEC tests

     Except to the extent otherwise specifically provided in this Contract the Contractor shall be responsible for the performance of the quality surveillance, inspections, tests (including repeated tests, if any) which are required for the completion of Contractor's Scope of Supply and for the demonstration of its compliance with the Specifications and other requirements set out in this Contract. For the purpose of achieving this object the Contractor shall except to the extent otherwise specifically provided in this Contract be obliged at its own expense
     (i) to carry out the said surveillance and perform and supervise the tests;
     (ii) provide with or place at The Purchaser's disposal, as the case may be, all equipment, tools, programs (software), labour, supplies, and services required for the performance of the said surveillance and tests; and

     (iii) to issue reports, keep and provide records, and issue certificates as to the results of the surveillance and tests. The said surveillance and all the tests shall be performed at the Contractor's risk.

                                   CONTRACT



                                    between

                              SUNTEL PRIVATE LTD

                                      and

                          AIRSPAN COMMUNICATIONS LTD

                                      for

                               Purchase Order No

                                  LP/0442/99

                                April 26, 1999

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This Contract is entered into between:


                    Suntel (Private) Ltd. ("The Purchaser")

                                of the one part

                                      and

                   Airspan Communications Ltd ("Contractor")

                              of the other part.

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                                   Contract
                                   --------

                               Table Of Contents
                               -----------------

Introduction
Clause 1  Definitions

Clause 2  Contractor's Scope of Supply

Clause 3  Contractor's Subcontractors

          3.1   General

          3.2   Technical information

Clause 4  Specifications

          4.1   General

          4.2   Technical Specification

          4.3   System Description

          4.4   Design, construction and manufacture

          4.5   Information from The Purchaser

Clause 5  The Purchaser's Share of Responsibilities

Clause 6  Changes

          6.1   General

          6.2   Changes demanded by The Purchaser

          6.3   Changes proposed by the Contractor

          6.8   Contractor's obligation to propose changes

          6.9   The Purchaser's approval of changes

          6.10  Supplementary agreement

          6.11  Variations in prices

                6.11.1  Increase or decrease in prices

                6.11.2  Reimbursements to The Purchaser for increased costs

Clause 7  Project Group, Progress Report, Time Schedule and Delays

          7.1  Project group

          7.2  Progress report

          7.3  Time schedule

          7.4  Delays

Clause 8  Inspection

          8.1  General

          8.2  No prejudice

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
          8.3   Subcontractors

Clause 9  Acceptance Procedure and Actual Date of Delivery

          9.1    General

          9.2    Quality assurance

          9.3    System test (or Site Acceptance Test)

          9.4    Acceptance test (or System Acceptance Test)

          9.5    Actual Date of Delivery

Clause 10 Warranties and Certain Consequences in the Event of Breaches of
          Warranties

          10.1   Warranty period

          10.2   Corrective Measures Activity

          10.3   Warranty of Corrective Measures

          10.4   Notification of defects

          10.7   Warranty regarding replaced or corrected parts

          10.8   Warranty of Reliability and Maintainability

          10.9   Warranty of Documentation

                 10.9.1   Sufficient and adequate for Operation and Maintenance

                 10.9.2   Additional Documentation

          10.10  Spares Warranty

          10.11  Warranty of right to use and reproduce etc.

          10.12  Repairs Warranty

          10.13  Warranty for production

          10.15  Title and intellectual property rights

          10.16  Exceptions from warranties

          10.17  Records of events

Clause 11 Delivery

          11.1   Equipment and Software

                 11.1.1   Contractual Date of Delivery

                 11.1.2   Passing of Title

                 11.1.3   Software license

          11.4   Installation

          11.5   Training

          11.4   Documentation

          11.5   Spare parts

          11.6   Test Instruments

          11.7   Marking

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
           11.8    Packing

           11.9    Order Procedure

Clause 12  Liquidated Damages in the Event of Delays in Delivery

           12.1    General

           12.2 WLL System, training, documentation, spare parts and test instruments

           12.3 Delays caused by The Purchaser or Force Majeure Events

Clause 13  Prices

Clause 14  Payments

           14.1    General

           14.2.2  Equipment and Software

           14.4.3  Invoicing

           14.4.4  Interest

Clause 15  Liability for Accidents, Damage and Loss

           15.1    Liability before passing of risk

           15.2    Other indemnification

           15.3    Gross misconduct

           15.4    Limitation of The Purchaser's liability

           15.5    Obligations to limit damages and loss

Clause 16  Patents and Other. Intellectual and Industrial Property Rights

Clause 17  Force Majeure

Clause 18  Optional Orders

           18.4    WLL System

           18.5    Terms and conditions

           18.6    Exercise of option

Clause 19  Network and Maintenance

Clause 20  Non Waiver

Clause 21  Language

Clause 22  The Purchaser's Approval

Clause 23  Compliance with the Law

Clause 24  Assignment

Clause 25  Termination

Clause 26  Cancellation

           26.1    General

           26.2    Cancellation due to Contractor

           26.3    Cancellation with reference to Force Majeure

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           26.4    Consequences of cancellation according to 26.2

           26.5    Consequences of cancellation according to 26.3

           26.6    Ownership to Equipment etc.

           26.7    Survival of Clauses

Clause 27  Entire Agreement Modifications of the Contract

Clause 28  Order of Priority

Clause 29  Applicable Law

Clause 30  Confidentiality

Clause 31  Disputes

Clause 32  Notices

Clause 33  Support Bond

Clause 34  Contract Period

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                    List of Annexes to the Contract Document
                    ----------------------------------------

     Annex 1   Technical Specifications

     Annex 2   Compliance List to the Technical Specifications

     Annex 3   System Description

     Annex 4   Price Summary

     Annex 5   Price Lists

     Annex 6   Discount Table

     Annex 7   Equipment and Software

     Annex 8   Optional Equipment and Software

     Annex 9   Turn-key services

     Annex 10  Training

     Annex 11  Documentation

     Annex 12  Spare Parts

     Annex 13  Test Equipment

     Annex 14  Logistics

     Annex 15  Quality

     Annex 16  System Requirements

     Annex 17  Acceptance Procedure

     Annex 18  Time Schedule

     Annex 19  Share of Responsibilities

     Annex 20  Subcontractors and Local Support

     Annex 21  Network Operations and Maintenance

     Annex 22  Vendor Financing

     Annex 23  Insurance

     Annex 24  Availability

     Annex 25  Definition of Service Effecting Errors

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     Annex 26  Software License

     Annex 27  Project Organisation

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                                       1

                             Clause 1- Definitions
                             ---------------------

For the purpose of this Contract the following words and abbreviations shall have the meaning herein assigned to them unless the subject matter or context would obviously require otherwise:

"Actual Date of Delivery" with respect to the WLL System shall mean the date defined in Clause 9.5. And applies to the first phase of the project as defined in Annex 18.

"Delivery" shall be delivery of equipment that is not part of the phase 1.

"The Purchaser's Share of Responsibility" shall mean all buildings, facilities and equipment as well as all labour and services to be or caused to be provided by The Purchaser under this Contract as further set out in Clause 5.

"Contract" shall mean this Contract between the Purchaser and the Contractor, including all Annexes as amended from time to time and incorporated herein and all documents to which reference may properly be made in order to ascertain the right and obligations of the parties.

"Contract Price" shall mean that the sum so named in the Contract together with any additions thereto or deductions therefrom as are agreed in writing under the Contract.

"Contractor's Scope of Supply" shall mean all Equipment, Software, Documentation, Installation, spare parts, test instruments, services and other activities to be supplied by the Contractor.

"Contractual Date of Delivery" with respect to the WLL System shall mean the date defined in Clause 11.1.1.

"Day" shall mean calendar day.

"CIP" as defined in INCOTERMS 1990.

"Documentation" shall mean all necessary written and drawn information about the WLL System for operation, maintenance and training.

"Equipment" shall mean the hardware including standard software (except documentation other than documentation included in Software) collectively (including spare parts) that is to be supplied by the Contractor under this Contract.

"WLL System" shall mean all Equipment and Software to be supplied by the Contractor meeting all the requirements of this Contract including the details set out in Annexes 7-13 and 21, when properly installed, interfaced and used in conjunction with the Contractor's Scope of Supply obligations defined in the Technical Specification.

"Installation" shall mean assembling and testing.

"Latest Version" shall mean the last maintained release of software issued to The Purchaser and in use on the System.

"Licence" shall mean the Licence grated to The Purchaser by Supplier.

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                                       2

"Month" shall mean calendar month.

"Object Code" shall mean Software either written directly or translated from Source Code, which when presented on a suitable medium may be directly executed by and through computer hardware and/or firmware and which code may be stored on any storage medium whatsoever.

"Premises" shall mean the place or places other than the Contractor's premises to which the Equipment and Software are to be delivered or where Contractor's Scope of Supply obligations are to be carried out.

"Software" shall mean all operating systems, application, programs, compilers, utilities, service software and other programs and associated documentation provided by the Contractor for inclusion in the WLL System.

"Software Release" shall mean revisions to Software containing new features or enhancements.

"Source Code" shall mean Software in assembly language or any higher-level language and all available appropriate documentation.

"Specifications" shall have the meaning set out in Clause 4.1 and shall include Technical Specifications.

"System" shall be as described in Annex 3.

"Technical Specifications" shall have the meaning as set out in Subclause 4.1.

"Tender" means the tender published by Suntel.

"Time Schedule" shall have the meaning appearing in Subclause 7.3.

"Week" shall mean calendar week.

"Limited commercial traffic" is defined as commercial service provided with subscriber terminals used and provided for site and system acceptance (which are supplied in the first phase of this contract).

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                                       3

                    Clause 2 - Contractor's Scope of Supply
                    ---------------------------------------

The Contractor undertakes to supply and shall deliver to The Purchaser in accordance with the terms and conditions of this Contract the WLL System, all of which shall meet the requirements set out in this Contract.

In the performance of its undertakings under this Contract the Contractor shall provide (if purchased) the Purchaser with a WLL System consisting of

- Equipment and Software set out in Annex 7

- Optional Equipment and Software set out in Annex 8

- Turn-Key Services set out in Annex 9

- Training set out in Annex 10

- Documentation set out in Annex 11

- Spare parts set out in Annex 12

- Test Equipment set out in Annex 13

- Network operations and maintenance set out in Annex 21

all on the terms and conditions set out in this Contract.

The Contractor shall consequently, with regard to the Contractor's Scope of Supply and services unless otherwise specifically stated in this Contract, bear the responsibility for providing:

all design, engineering, labour, materials, equipment, software, services, tools and instruments, Documentation, information, manufacture, assembling, technical marking, packing, transportation, action, unloading, Installation, commissioning, inspection, testing, delivery, training and maintenance support with respect to the WLL System and undertakes - without extra costs to The Purchaser - to provide hardware, software, documentation, services or other activities which are necessary to fulfil the Contractor's obligations as set forth in this Contract.

Concerning design responsibility the Contractor shall be solely responsible for the design and adequacy of the System and shall not claim any additional payment nor be relieved from any obligation imposed on it by this Contract on grounds of misunderstanding or insufficient information received from and/or supplied by The Purchaser and/or its representatives on any matter whatsoever related to this Contract.

The Contractor's responsibility for the design of the System shall not in any way be diminished nor shall its design approach be restricted or limited by The Purchaser's acceptance of the Contractor's guidance or recommendations as to engineering standards and design specifications or by The Purchaser's suggestions or recommendations on any aspect of the said design.

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                                       4

The System shall be commercially functional and fully available for at least
99.50 % of the time, 24 hours a day, throughout the full calendar year. The definition and calculation for availability is given Annex 24 Availability.

Failure to meet the above parameters will be deemed as breach of performance and shall be referred to the project group, which shall determine the impact of extent of any penalty, according to the terms and conditions within the contract.

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                                       5

                     Clause 3 - Contractor's Subcontractors
                     --------------------------------------

3.1  General
------------

     Subject to any expressed provision to the contrary contained in this Contract, The Purchaser hereby agrees that the Contractor in the performance of this Contract may enter into subcontract and purchase arrangements with subcontractors with respect to the services, work at site units of the Equipment and Software, therein referred to, provided that any subcontracting by Contractor is subject to the prior written consent of The Purchaser on a case by case basis. This consent of The Purchaser shall in no way affect the Contractor or relieve the Contractor from its responsibilities or obligations under this Contract nor create any contractual or employer - employee relationship between The Purchaser and any subcontractor or supplier of the Contractor.

     The Contractor may substitute individual subcontractors, provided that the Equipment offered by another subcontractor can be integrated in the WLL System and in particular that it and its spare parts are pin-to-pin compatible with the substituted ones, while maintaining the full responsibility of the Contractor for all requirements and guarantees specified.

     Contractor's subcontractors, their names, addresses and equipment or services to be supplied, are set out in Annex 20.

3.2  Technical information
--------------------------

     The Contractor shall without charge furnish The Purchaser with such technical information as The Purchaser may from time to time require - in order to be able to make reliable evaluations and to operate, maintain, repair and replace - with respect to any materials and components that the Contractor will purchase from other sources as well as materials and components that the above subcontractors and suppliers will employ in the performance of the Contract, provided that the said information is or can reasonably be made available to the Contractor.

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                                       6

                           Clause 4 - Specifications
                           -------------------------

4.1  General
------------

     In satisfying its obligations under this Contract the Contractor shall incorporate into the Contractor's Scope of Supply the standards and specifications defined in Subclauses 4.2 - 4.3 (inclusive), all of which will hereinafter collectively be referred to as the "Specifications". The said term shall also include any subsequent amendment or addition to the said standards or specifications.

4.2  Technical Specification
----------------------------
     The Contractor's Scope of Supply shall in all respects satisfy those technical and performance specifications that are set out in Annex 1, and 2 hereto.
4.3  System Description
-----------------------
     The Contractor's Scope of Supply shall in all respects satisfy those descriptions that are set out in Annex 3 hereto.
4.4  Design, Construction and Manufacture
-----------------------------------------
     The WLL System shall

     (i) be designed, constructed, manufactured and assembled so as to achieve reliability in accordance with the provisions set out in Annex 1, 2 and 3 and Annex 15 and otherwise in accordance with good engineering and manufacturing practices, and

     (ii) be such as to ensure that the WLL System will function properly, both separately and as an integrated and reliable part of the networks to which it is connected. The Contractor shall always take into account the importance that The Purchaser attaches to the requirements that the WLL System shall be easy to handle with respect to operation and maintenance. The Contractor shall execute the Contract with the care, skill and diligence expected from a competent contractor.

4.5  Information from The Purchaser
-----------------------------------

     To the extent the Contractor has not obtained from The Purchaser all necessary information already prior to the signing of this Contract (and has not been provided by The Purchaser under Clause 5), the Contractor undertakes to take all such actions as are necessary to obtain all information regarding technical features and characteristics of as well as other circumstances relating to the relevant networks, The Purchaser' equipment and information regarding WLL recommendations released by ETSI (that are defined below) to enable the Contractor to fulfil its undertakings under this Contract and to provide The Purchaser with Contractor's Scope of Supply fulfilling all the requirements set out in the Specifications or otherwise in this Contract.

     To the extent the Contractor so requests in writing The Purchaser shall furnish the Contractor with such information as is referred to above that is readily available to The Purchaser or, if the information is not so available, advise the Contractor of such knowledge (if any) as The Purchaser may have readily available, on how to obtain the required information.

     Relevant WLL ETSI Recommendations
     ---------------------------------

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                                       7

ETS 301 055 - Transmission and Multiplexing (TM);
               Digital Radio Relay Systems (DRRS);
               Direct Sequence Code Division Multiple Access (DS-CDMA) point-to-multipoint DRRS in frequency bands in the band 1 GHz to 3 GHz

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                                       8

              Clause 5 - The Purchaser's Share of Responsibilities
              ----------------------------------------------------

The Purchaser's shall provide or cause to be provided the facilities, equipment, labour and services that are set out in Annex 19.
                                                  --------

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                                       9

                               Clause 6 - Changes
                               ------------------

6.1  General
------------

     The parties recognise that changes to the Contractor's Scope of Supply or otherwise of this Contract may be necessary or desired after the date of signing of the Contract. The following provisions shall apply to The Purchaser and the Contractor's rights and obligations with respect to such changes. To be deemed to be a change under this Clause 6, the change shall have been demanded by The Purchaser or proposed by the Contractor, as the case may be.

     Any new or changed Software and Equipment shall be considered as an integrated part of the WLL System and shall fall under the conditions of this Contract.
6.2  Changes Demanded by The Purchaser
--------------------------------------

     The Purchaser shall have the right at any time to request reasonable changes in the Specifications and other changes in the Contractor's Scope of Supply. The Contractor agrees to effect all such reasonable changes as The Purchaser may request, subject to changing price as provided in Clause
     6.7.1 and reasonable other conditions.

6.3  Changes Proposed by the Contractor
---------------------------------------

     The Contractor shall inform The Purchaser about any possible change, possible improvement or development regarding the WLL System and related technology that comes to the Contractor's knowledge during the validity of this Contract and that is not already known to The Purchaser.

     The Contractor may propose such changes of the Contractor's Scope of Supply as the Contractor deems appropriate.
6.4  The Contractor's Obligation to Propose Changes
---------------------------------------------------

     The Contractor shall be obliged to propose such changes to the Contractor's
           Scope of Supply as are necessary or advisable in order to
     (i) achieve technical improvements of the WLL System, or otherwise implement technical or economical improvements or new technology or experiences;

     (ii)  obtain consents necessary from authorities Sri Lanka or

     (iii) otherwise minimise the cost of day-to-day operation and maintenance of the WLL System.

6.5  The Purchaser's Approval of Changes
----------------------------------------

     The Contractor may not, without the prior written consent of The Purchaser, make any change to any part of the Contractor's Scope of Supply, - even if after such change Contractor's Scope of Supply still complies with the Specifications.

6.6  Supplementary Agreement
----------------------------

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                                      10

     For each change, whether proposed by the Contractor or The Purchaser, the Contractor shall provide The Purchaser with a written offer. Such offer shall set forth in detail the change of the Contractor's Scope of Supply and shall contain information on possible changes of

     - Equipment
     - Software
     - Documentation
     - Training
     - Turn-key Services
     - Spare parts
     - Test Equipment
     - Prices
     - Contractual Date of Delivery
     - Other Dates according to Time Schedule
     Warranties

     and on other changes of The Purchaser's Scope of Supply resulting from the change in question as well as on any other terms and conditions that according to the Contractor shall govern the change. The information on prices shall be split on the various items that The Purchaser reasonably requires and be accompanied by all necessary drawings and specifications including a description of the consequences for the WLL System, the environments, the reliability, the maintainability, the training of The Purchaser's staff, the Contractor's Scope of Supply and The Purchaser's Share of Responsibility etc. sufficiently detailed so as to permit The Purchaser to judge on the reasonableness of the prices and other terms and conditions.

     If the change has been proposed by The Purchaser the offer shall be submitted by the Contractor as soon as practicable, however, in no case later than thirty (30) days after receipt of The Purchaser's proposal. The Contractor shall be bound by any offer referred to herein for such a period of time as is required to enable The Purchaser to evaluate and make decision on the basis of the offer.

     Any change according to Subclauses 6.2, 6.3 and 6.6 above has to be agreed by The Purchaser in' the form of a written numbered change order or supplementary order ("Supplementary Agreement"). The Contractor shall not commence any work relating to such a change until The Purchaser has authorised the same and all the related terms and conditions. However, if The Purchaser so requests in writing, the Contractor shall be obliged to commence and carry out minor or urgent changes, notwithstanding that all of the terms and conditions have not at that time been agreed to by The Purchaser.

6.7  Variations in Prices
-------------------------

     6.7.1  Increase or decrease in Prices
     -------------------------------------

     In the event that a change referred to in Clause 6 would result in

     (iii) a material increase of the Contractor's costs for the Contractor's performance under this Contract or

     (iv) a material decrease of the Contractor's costs for the Contractor's performance under this Contract

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                                      11

        then the parties shall mutually in writing agree upon, in good faith, such price increase or decrease as the case may be.

        In the ascertainment and determination of such an increase or decrease, rates and prices specified in this Contract shall as far as possible serve as a guide. Where this is not possible, the increase or decrease shall be an amount that is reasonable in view of all the circumstances.

6.7.2   Reimbursements to The Purchaser for increased costs
-----------------------------------------------------------

        6.7.2.1 It is expressly agreed that The Purchaser shall in no event bear any increase of Contract Prices resulting from changes required in order to make the WLL System meet the requirements set out in this Contract.

        6.7.2.2 Any costs or expenses incurred by The Purchaser due to such a change shall be reimbursed by the Contractor on demand and may be set off by The Purchaser against any payment The Purchaser shall make to the Contractor under this Contract.

        6.7.2.3 In the event that any change would require a change of The Purchaser's Share of Responsibility or of any other equipment belonging to The Purchaser, and the Contractor has failed to inform The Purchaser of this fact prior to the conclusion of the Supplementary Agreement referred to in Subclause 6.6 above, the Contractor shall reimburse The Purchaser for all such increase of costs that The Purchaser will incur due to such a change and the provisions of set-off in Subclause 6.7.2.2 above shall apply.

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      Clause 7 - Project Group, Progress Report, Time Schedule and Delays
      -------------------------------------------------------------------

7.1  Project Group
------------------

     For the supervision of the parties' performance under this Contract, the Contractor and The Purchaser shall on The Purchaser's request form a joint project group consisting of representatives from each party ("Project Group") which shall decide when and where to meet. Each party shall bear all costs for its own representatives. Minutes of meetings shall be kept and signed by one representative of each party authorized to this effect. When considered necessary representatives of subcontractors and experts of the parties shall attend the meetings. It is incumbent upon the Contractor to see to it that representatives of the Contractor's subcontractors will attend, if so required. The costs for such experts shall be borne by the party in question. The costs for representatives of the subcontractors of a party shall be borne by the party in question or subcontractor, as they may have agreed separately.

     At the meetings the Project Group shall discuss the progress of the Contractor's Scope of Supply and The Purchaser's Share of Responsibility and review the operation and maintenance facilities of the WLL System.

     The Project Group shall supervise the test procedures for Acceptance Tests set out in Annex 17.

     The Project Group is authorized to make decisions within the technical scope of the Contract. A technical change or correction which entails increased costs or extension of the delivery time shall promptly, but latest at the next meeting be notified in writing by the Contractor. If such notice is not made, the Contractor has no right to demand compensation for such increased costs or to demand acceptance by The Purchaser of prolongation of the delivery time.

     A decision binding on the parties shall be deemed to have been made only if all the representatives of both parties agree and the decision is contained in duly signed minutes. The Project Group shall, however, not be authorized to make decisions that will affect Contract Price(s) or the Contractual Date of Delivery or otherwise decisions resulting in modifications of the Contract. In the event that any of the representatives deem a question to fall outside the authority or competence of the Project Group the question shall be referred for resolution to the Engineering Vice Presidents or their equivalents of each party.

     A detailed description of the Project Organisation, including names of the persons participating and their experiences in the field is set out in Annex 27.

7.2  Progress Report
--------------------

     The Contractor shall every week submit to The Purchaser a Progress Report in three copies up until System Acceptance is achieved. The Progress Report shall contain, as a minimum, a report of all activities related to the Contract that have taken place since the last report, as well as information regarding future activities and the progress of the Contractor's Scope of Supply. After System Acceptance progress reports shall be issued at a frequency mutually agreed.

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     The Progress Report shall furthermore contain a complete review of the status of accomplishments, developments and implementation of the Contractor's Scope of Supply obligations against the Time Schedule.

7.3. Time Schedule
------------------

     As an integral part of this Contract is attached as Annex 18 a Time
     Schedule indicating crucial milestone dates. The Contractor and The Purchaser undertake to fulfil their undertakings under this Contract in accordance with the Time Schedule. Time is of the essence of this Contract.

7.4  Delays
-----------

     Without prejudice to the provisions of Clause 17, each party to this Contract shall promptly notify the other party in writing where the notifying party has a reasonable belief that circumstances exist or are likely to occur that would be reasonably expected to prevent the Contractor (or any of its subcontractors or suppliers) or The Purchaser (or any of its assignees) from fulfilling its obligations under this Contract according to the Time Schedule.

     In a case where any party, at any time, reasonably believes that any other party is unable to fulfil its obligations on the respective date set out in the Time Schedule, the parties shall meet to determine what action is required. Any notification and/or action that might be determined as a consequence hereof shall be without prejudice to any right or remedy the parties may have under this Contract.

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                             Clause 8 - Inspection
                             ---------------------

8.1  General
------------

     At such times and in such manner as The Purchaser shall deem appropriate for the purpose of inspecting or testing the contractual work in progress and activities under this Contract, including the Contractor's own tests and results thereof, representatives of The Purchaser shall be given notices of the testing and shall have access to the Contractor's and its subcontractor's works as well as other places where activities under this Contract are in preparation or progress. The Purchaser shall have full access to and on request be provided with all test records relating to the Contractor's Scope of Supply. Any inspection or test carried out by The Purchaser or its representatives shall not unduly delay the Contractor.

     The Purchaser shall at all reasonable times have access to the Contractor's Scope of Supply, and the Contractor shall provide appropriate facilities for such access and for the purpose of inspection and testing. The Purchaser shall also have full access to all relevant plants, offices and Contractor's Scope of Supply sites of the Contractor and any of its Subcontractors to enable The Purchaser to inspect the Contractor's Scope of Supply and monitor progress.

     The Contractor shall permit The Purchaser or its designated representatives to carry out the following inspection activities at any time: (i) to audit the Contractor's quality assurance system and its application to the Contractor's Scope of Supply including, without limitation, to the manufacture, development, and/or provision of raw materials and components; and (ii) to inspect all parts of the Contractor's Scope of Supply to the extent reasonably practicable to ensure that their quality meets the requirements of the Contract.

     The factory inspection or audit of parts of the System in accordance with this Clause shall not in any way prejudice any right or remedy which The Purchaser may have against the Contractor, or relieve the Contractor of any of its liabilities, and in particular it is without prejudice to the Contractor's obligations relating to the performance of the System under Clause 4.

     Any approval given by or on behalf of The Purchaser in respect of any aspect of the Contractor's Scope of Supply carried out or proposed by the Contractor, or in respect of any part of the System, shall not relieve the Contractor of any obligations under the Contract.

     The Purchaser or its representatives may request that the Contractor performs such reasonable tests and repeated tests (in addition to and apart from such tests as are referred to in Clause 9) as The Purchaser (or its representatives) will consider necessary to be assured that the result of the activities will comply with the requirements of this Contract. The Contractor shall, without extra costs to The Purchaser, provide with all labour, facilities, test equipment and other things and services necessary for this purpose.

     In the event that Software or Equipment is in the course of the inspection found to be defective or otherwise not in conformity with the Specifications, the Contractor shall within shortest possible time take all necessary action to repair all faults, defects or non-conformance.

8.2  Subcontractors
-------------------

     The Contractor shall ensure that the provisions of this Clause 8 also apply to all subcontracts or orders made or placed by the Contractor with any one of its

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     subcontractors and that the provisions of this Clause 8 are held good by the said subcontractors.

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           Clause 9  Acceptance Procedure and Actual Date of Delivery
           ----------------------------------------------------------

9.1  General
------------

     The Acceptance Procedure falls into the following main events:
     - Quality assurance
     - Visual Inspection
     - System test (known as Site Acceptance)
     - Acceptance test (known as System Acceptance)
     - TEC tests
     Except to the extent otherwise specifically provided in this Contract the Contractor shall be responsible for the performance of the quality surveillance, inspections, tests (including repeated tests, if any) which are required for the completion of Contractor's Scope of Supply and for the demonstration of its compliance with the Specifications and other requirements set out in this Contract. For the purpose of achieving this object the Contractor shall except to the extent otherwise specifically provided in this Contract be obliged at its own expense

     (i) to carry out the said surveillance and perform and supervise the tests;
     (ii) provide with or place at The Purchaser's disposal, as the case may be, all equipment, tools, programs (software), labour, supplies, and services required for the performance of the said surveillance and tests; and
     (iii) to issue reports, keep and provide records, and issue certificates as to the results of the surveillance and tests. The said surveillance and all the tests shall be performed at the Contractor's risk.

All reasonable direct costs to which The Purchaser may be put by any repetition of an inspection or a test shall be reimbursed by the Contractor on demand and may be deducted by The Purchaser from any moneys to be paid by The Purchaser under this Contract.

9.2  Quality Assurance
----------------------

     The Contractor shall be responsible for carrying out a continuous quality surveillance in accordance with the quality assurance procedure laid down in Annex 15 in order to ensure that the Equipment and the Software in all
              --
     respects will meet all the requirements set out in this Contract.

9.3  System Test (or Site Acceptance Test)
------------------------------------------

     The Contractor shall be responsible for carrying out a System test for each site. Representatives of The Purchaser shall be present. The object of the System test is to establish that each part of the WLL System will fulfil all the functional and technical requirements set out in this Contract.

     As soon as possible after completion of the System test, the Contractor shall furnish to The Purchaser a report regarding the test. To the extent an unsuccessful test so requires, the Contractor shall cure the discovered deviation from the requirements and provide for repeated test.

     Prior to the start of any System Acceptance Test the Contractor shall have proved that the System tests have been successful and have cured to the satisfaction of The Purchaser the deviation from the requirements or any other defect or deficiency that

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     has been observed in the course of the System test. If the Purchaser agrees a System Acceptance Test can take place without all System Tests being complete.

     To the extent an unsuccessful test so requires, the Contractor shall cure the discovered deviation from the requirements and provide for a repeated test.

     At the time when the Contractor has successfully completed a Systems Test (Site Acceptance Test), the Purchaser shall accept the title and risk for that part of the network that has been successfully tested. Alternatively, provision of revenue producing traffic for more than one month will constitute completion of System Test for a specific site.

9.4  Acceptance Test
--------------------

     When,

     (i) the tests and inspections referred to above in this Clause 9 have demonstrated that all Equipment and Software delivered by the Contractor complies with all relevant requirements, standards and Specifications;

     (ii) such Equipment and Software as shall be installed by Contractor has been installed on Premises ready for operation;

     (iii)   relevant training referred to in Clause 11 has been performed;

     (iv)    relevant documentation has been delivered in accordance with Clause
             11,

     and

     (v) relevant Test Equipment have been delivered in accordance with Clause 11, then The Purchaser shall perform an acceptance test ("System Acceptance Test"). The purpose of this Acceptance Test is to establish whether the Equipment and the Software complies with all the relevant requirements and Specifications when operated and otherwise handled by The Purchaser personnel duly trained by the Contractor utilising the Documentation supplied by the Contractor. The detailed test procedure and criteria of a successful Acceptance Test shall be agreed upon in accordance with Clause 7.1.

9.5  Actual Date of Delivery
----------------------------

     The Acceptance Test shall be deemed to have been successfully performed when it has been demonstrated that all relevant requirements of this Contract are met or when the Purchaser has carried commercial traffic for a period of more than 90 days.

     The Actual date of Delivery is when all defects, deficiencies, or deviations from the requirements discovered in connection with the Acceptance test, or prior thereto, have been cured to the satisfaction of The Purchaser, and a successful Acceptance Test has shown that Contractor's Scope of Supply with respect to WLL System meets all the requirements of this Contract.

     It is recognised by the parties that even after the Acceptance Test, some minor defects and deficiencies that are non-essential for the proper operation or

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     maintenance of the WLL System might exist. The parties shall by agreement enter these defects or deficiencies into a list of defects which shall also include a time schedule for the taking by Contractor of the necessary corrective measures. The stipulations of this Contract as regards warranty obligations contained in Clause 10 below shall apply to Contractor's duty to take such corrective measures.

     If the Purchaser fails to make any or all sites available for Installation of the equipment one hundred and twenty days (120) after the contract signature, the Purchaser shall by default accept the equipment, for that part of the network that cannot be installed, and make all relevant payments applicable to Site and System Acceptance. At this time, title and risk for the equipment that cannot be installed shall pass from the Contractor to the Purchaser.

     If the System Acceptance Test (required before Actual Date of Delivery can be achieved) is delayed because of the Purchaser's failure to make sites "ready for installation", the System Acceptance Test shall be conducted only on those sites that have passed Site Acceptance.

     The Time Schedule and Milestones for the implementation and preparation of the Sites by the Purchaser shall be defined in Annex 18.

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        Clause 10  Warranties and Certain Consequences in the Event of
         ---------------------------------------------------------------
                             Breaches of Warranties
                             ----------------------

10.1   Warranty Period
----------------------

       The Contractor warrants that the WLL System installed and ready for operation and Spare Parts delivered to The Purchaser, at all times during a warranty period of eighteen (18) months from the Actual Date of Delivery of the WLL System will conform to all the requirements set out in the Specifications. Subject to the provisions of Subclause 10.2 and
       10.3 any lack of conformity that is in existence, or will occur, or will appear prior to or during the warranty period, and any other defect, deficiency, or malfunction that is due to construction, manufacture, workmanship, materials, programming, transportation or installation which appear prior to the expiration of the warranty period shall be considered such a defect will be covered by Contractors warranty obligations. Design faults shall be warranted for twenty-four (24) months from the Actual Date of Delivery.

10.2   Corrective Measures Activity
-----------------------------------

       In case of breach of warranty obligations defined in Subclause 10.1 above the Contractor shall at its own risk and expense cure the defect by repair, replacement, modification, adjustment, delivery and installation of additional Equipment or Software, or performance of additional work or implement any other adequate corrective measures (all such measures collectively referred to as "Corrective Measures").

10.3   Warranty of Corrective Measures
--------------------------------------

       The Contractor shall be obliged to take the necessary Corrective Measures and other actions referred to in this Clause 10 within the shortest practicable time, however not later than at such a final date for the Corrective Measures specified by The Purchaser taking into account the breach to be cured, the work to be done and The Purchaser operational and maintenance requirements. The Contractor shall at the request of The Purchaser render such assistance, advice or instruction that in the Contractor's reasonable opinion would be sufficient to remedy the defect. If the Contractor or The Purchaser would deem it necessary to arrange that the Corrective Measures are taken by the Contractor's personnel, the Contractor shall make such personnel available as fast as possible but no longer than forty eight (48) hours from the moment when The Purchaser has dispatched a request.

       If the Corrective Measures will be in the form of replacement and The Purchaser does not have the relevant spare part available the Contractor shall make the spare part available as soon as the circumstances permit, but in no case later than forty eight (48) hours from the moment when The Purchaser has dispatched a request for such a spare part.

       Major Service effecting errors shall be corrected within 5 working days from the moment The Purchaser has dispatched a request for correcting such an error and the Contractor has acknowledge this request.

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       Minor Service effecting errors and Non Service effecting errors shall be corrected within eight (8) weeks from the moment The Purchaser has dispatched a request for correcting such an error and the Contractor has acknowledge this request.

       Major, Minor and Non Service Effecting errors are defined in Annex 25.

       If the Contractor in spite of proper notification should not be able to carry out his duties within the agreed period of time, The Purchaser shall have the right to correct the defects) or have it (them) corrected by others.

       If spare parts purchased by The Purchaser have been used for replacement of defective parts or any interim repair of the defective parts has been made, the Contractor shall at his own expense repair the replaced part or make the final repair thereof, as the case may be, or deliver spare parts in replacement. The Purchaser shall bear the risk and costs of transport to the Premises of Contractor and the Contractor shall bear the risk and costs of the return transport for such defective parts as well as of repaired parts and parts supplied in replacement.

10.4   Notification of Defects
------------------------------

       The Purchaser shall notify the Contractor of a defect not later than thirty (30) days from The Purchaser's discovery thereof. Notice of defects and requests for Corrective Measures shall, at the discretion of The Purchaser, be made by fax, letter or hand delivery.

       The Purchaser shall also be entitled for the purpose hereof to avail itself of any guarantee or other security provided by the Contractor in accordance with this Contract.

10.7   Warranty Regarding Replaced or Corrected Parts
-----------------------------------------------------

       In the event that any part of the WLL System has been corrected, repaired, replaced, modified or adjusted pursuant to a warranty obligation, a fresh warranty period of the same duration as set forth in Subclause 10.1 shall apply to such a part or if replaced to the new part. This fresh period shall start to run as from the date when The Purchaser confirms that the repair, replacement, modification or adjustment has been successfully completed.

10.8   Warranty of Reliability and Maintainability
--------------------------------------------------

       Without prejudice to the provision of Subclause 10.1 above Contractor warrants that the reliability and maintainability of the WLL System will comply with the provisions set out in the Specifications, so that the respective values which can be derived from the parameters contained in Annex 15 will be obtained during the warranty period of eighteen (18) months. The compliance with the parameters shall be demonstrated with the methods set out in Annex 15.

       In the event the WLL System does not fulfil the reliability and maintainability specified in the Specifications the Contractor shall be obliged to take such Corrective Measures at its own risk and expense as are necessary to have the WLL System to fulfil the Specifications with regard to the aforesaid parameters.

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10.9   Warranty of Documentation
--------------------------------

       10.9.1   Sufficient and Adequate for Operation and Maintenance
       --------------------------------------------------------------

                The Contractor warrants for the technical life time of the WLL System that the information contained in the Documentation, will be continuously updated, will be provided in a timely manner and will be sufficient and adequate for the proper operation and maintenance of the WLL System.

                To any damage or defect caused or revealed by lack of documents stated in Subclause 10.9.1 the provisions of Subclause 10.2 shall apply, notwithstanding whether the damage or defect existed or appeared prior to the expiration of the respective warranty period set out in Subclause 10.1.

       10.9.2   Additional Documentation
       ---------------------------------

                The Purchaser may wish to develop certain additional documentation with respect to the functioning of the WLL System. The Contractor shall be obliged to check the accuracy and completeness of such documentation and within a reasonable period of time from The Purchaser's request to such effect submit in writing to The Purchaser its approval or disapproval of the said documents. In the event of disapproval Contractor shall specify in what respect the documentation is incorrect or incomplete and what measures should be taken to make the documentation correct and complete. Any compensation for Contractor's work referred to in this Subclause 10.9.2 shall for each case be agreed upon between the parties.

10.10  Spares Warranty
----------------------

       The Contractor warrants that it is able to supply The Purchaser with spares, or equivalent replacement parts, or substitute parts with an equal or greater level of functionality that maintains backwards compatibility for repair and maintenance of Equipment delivered for a period up to ten (10) years from Actual Date of Delivery. Such parts shall be provided at reasonable prices and delivery times.

       If the Contractor after the above mentioned period intends to stop the manufacturing of a type of spares or equivalent replacement parts, the Contractor shall inform The Purchaser about his intention at least twelve
       (12) months in advance.

10.11  Warranty of Right to Use and Reproduce Etc.
-------------------------------------------------

       The Contractor warrants that The Purchaser shall have the right to use all and any Software as well as of all and any Documentation (and parts thereof) that the Contractor has supplied without thereby infringing any right of the Contractor, its subcontractors or employees, or a third party, or being obliged to pay any compensation to the Contractor, its subcontractors or employees, or to any third party. The Purchaser's right to reproduce, change or modify software and documents is limited to the rights defined in the software license that is granted by the Contractor for use by The Purchaser in the WLL System delivered by the Contractor to The Purchaser. This is defined in Annex 26.

10.12  Repairs Warranty
-----------------------

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       The Contractor warrants that it, during a period of at least up to ten
       (10) years from Actual Date of Delivery or from the date of discontinuation of commercial availability of the related equipment, whichever comes the latest, is capable of and will, at The Purchaser's request, repair defective material in Equipment delivered under this Contract.

       Contractor warrants that if The Purchaser so wishes it shall enter into Annual Operations and Maintenance Contract with The Purchaser in forms set out in Annex 21 and be bound to all conditions there is in the License included without limitation to conditions as to price and for as long as The Purchaser requires for a period of up to ten years.

10.13  Warranty for Production of Equipment and Software
--------------------------------------------------------

       The Contractor warrants to ensure the supply to The Purchaser of Equipment and Software in every respect for upgrading, extensions, and maintenance of the WLL System at least for a period up to ten (10) years after the Actual Date of Delivery., at prices and within reasonable delivery times and on other reasonable conditions. In the event that the Contractor intends to cease to supply Equipment and Software for the WLL System, the Contractor shall inform The Purchaser thereof at least twelve
       (12) months in advance. The Contractor shall at the request of The Purchaser -without charge supply all drawings and other technical information and documents that will be required or of assistance in the provision, operation and maintenance of the WLL System. Equipment and Software purchased pursuant to this Subclause 10.13 shall be subject to the same warranties as set out in this Clause 10.

10.15  Title and Intellectual Property Rights
---------------------------------------------

       The Contractor warrants that Contractor will deliver to The Purchaser good title to all of the items falling within Contractor's Scope of Supply and each such item shall be free of any claim, encumbrance or lien whatsoever.

       For the technical life time of the WLL System the Contractor warrants in accordance with Clause 16 and furthermore that it shall not be necessary for The Purchaser to obtain any license or any similar grant under a patent or any other industrial or intellectual property right for the WLL System either from the Contractor or any other person in order to be able to interface the WLL System, with equipment of design, construction or makes other than the Contractor's or its subcontractors'.

       In the event of breach of this warranty the provisions of Clause 16 shall apply.

10.16  Exceptions from Warranties
---------------------------------

       The Contractor will have no liability or responsibility arising out of

       (i) deviations from the requirements of this Contract that are caused by such damage to or loss of the WLL System as is accidental and occurs after the time when the risk of loss and damage has passed to The Purchaser;

       (ii) deviations from requirements of this Contract that are caused by The Purchaser or any other person for which the Contractor is not responsible, or any changes, repairs or replacements made by The Purchaser or said other

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             person, provided that The Purchaser or such other person has acted contrary to instructions contained in manuals or other documentation provided by the Contractor under this Contract;

       (iii) breaches of warranties of which The Purchaser has not notified the Contractor during the respective warranty period, or before thirty
             (30) days have elapsed after-the expiry of the said period provided, however, that this exemption from liability and responsibility shall not apply if the Contractor, or any of its representatives, nevertheless knew of the breach;

       (iv) deviations from the requirements of this Contract that are caused by non-fulfilment of The Purchaser's undertakings of The Purchaser's Share of Responsibility

       Notwithstanding the foregoing of this Subclause 10.16 the Contractor shall be obliged to cure at the expense of The Purchaser also deviations from the requirements for which the Contractor has no liability or responsibility, if The Purchaser so requests.

10.17  Records of Events
------------------------

       The Purchaser will during the warranty period in Subclause 10.1 keep records of events that might be of importance for determining the type of defect, the time of its occurrence, the notification and curing thereof etc. These records shall prevail unless proved to be inaccurate in any specific respect. The Purchaser shall keep the records available to the Contractor on request.

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                             Clause 11 - Delivery
                             --------------------

11.1   Equipment and Software
-----------------------------

       11.1.1 Contractual Date of Delivery
       -----------------------------------

              The WLL System shall have been delivered and successfully tested according to Subclauses 9.4 on the date set out in the Time Schedule (Annex 18). The said date is in this Contract referred to as the Contractual Date of Delivery.

              The schedule and quantities of material shown in Annex 18 is an estimate and is not a binding commitment by The Purchaser. The Purchaser considers this list to be the Tender's minimum delivery obligation.

       11.1.2 Passing of Title
       -----------------------

              The title to as well as the risk of damage to and loss of the WLL System, for that part of the system in question, shall pass to The Purchaser on completion of a successful Site Acceptance test.

              The Purchaser shall be responsible for the operation and maintenance of the WLL System from the date of Site Acceptance. This shall not limit or compromise any claim which The Purchaser may have against the Contractor under any warranty or other provision of the Contract. Prior to the Site Acceptance, The Purchaser's responsibility for the operation of the WLL System shall be confined to such responsibility as follows from The Purchaser's performance of the tests referred to in Clause 9.

       11.1.3 Software
       ---------------

       11.1.3.1
       The Purchaser is granted a non-exclusive perpetual restricted royalty-free license to use the Software, but only in conjunction with The Purchaser's use and maintenance of WLL System in accordance with this Contract, and not otherwise.

          Use of this Software shall not include the right to copy, reproduce and modify the software.

          The Purchaser agrees that the Software provided to it by the Contractor under this Contract or any renewals, extensions, or expansions thereof, or in implementation of any of the foregoing, shall, as between the parties hereto, be treated as the exclusive property of the Contractor and as proprietary and a trade secret of Contractor. The Purchaser shall:

          (a) not provide or make the Software or any portions or aspects thereof available to any person except to its employees or agents on a "need to know" basis;

          (b) not modify the Software without the prior written consent of Contractor.

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                If Contractor modifies or changes the Software to permit
                additional features or services, such Software will at The Purchaser request be made available to The Purchaser on prices based on a predetermined methodology. In any case the Contractor shall provide all such features and services free of charge within the first twelve 12 months from the date of signing the Contract.

                Nothing in this Clause shall limit Contractor's warranties in Clause 10.

                The Purchaser and any successor to The Purchaser's title to the WLL System shall have the right without further consent of Contractor to assign this license to any other party which acquires the WLL System, provided any such other party (either assignee or sublicensee) agrees in writing to abide by the terms and conditions of this license.

                Notwithstanding anything in this Contract to the contrary, it is understood that The Purchaser is receiving no title or ownership rights to such Software, which rights shall remain with Contractor.

11.1.3.2 As applicable and generally available to Contractor's customers, Contractor shall license to The Purchaser a copy of any diagnostic software utilized by Contractor with respect to the installation and maintenance services of the Software and System.

11.1.3.3 The Contractor shall offer and The Purchaser at its discretion may accept a new Software Release containing new facilities on a regular basis (at least once per year) for a period of ten (10) years after Actual Delivery Date of the Contractor's Scope of Supply. The new release shall indicate what modifications are required on implementation to the Software and hardware used by The Purchaser. In the event that The Purchaser chooses not to accept the installation of new Software Releases, the Contractor shall continue to support the Latest Version of Software including the correction of any faults or bugs.

11.1.3.4 During a period of five (5) years after acceptance of a version of Software, the Contractor shall provide without charge at The Purchaser's request, maintenance releases correcting software faults identified in the Latest Version by The Purchaser, or by the Contractor or by its other customers.

11.1.3.5 New releases and maintenance releases shall be subject to acceptance tests to be agreed upon by the parties.

11.1.3.6 Unless the parties have agreed otherwise in writing, new releases and maintenance releases shall not alter the applications or the uses to which the System or parts of the System can be put, whether or not in conjunction with existing files, and shall in all respects be compatible with the Latest Version of the Software. Software updates shall be backward compatible to existing hardware, features, and functionalities, unless mutually agreed otherwise.

11.1.3.7 The Contractor shall fully disclose and supply and keep supplied in confidence to The Purchaser the Latest Version of all Documentation and the Software, with relevant information about their release status.

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11.1.3.8   The Contractor shall ensure that the Documentation supplied to The
           Purchaser fully describes the Software accepted and licensed for the System under Clause 11.1.3.1 of this Contract. Documentation will fully describe new features, functionalities, errors corrected and new errors detected.

11.1.3.9 At the request of The Purchaser, the Contractor shall provide all necessary interfaces, interface specifications and standard protocols for systems or products provided by The Purchaser or other parties, including the physical components of such interfaces, and the proper functioning of these interfaces, and all relevant documentation.

11.1.3.10 If the System delivered by the Contractor fails to function properly in conjunction with a third party product in use by The Purchaser, the Contractor shall, at the request of The Purchaser consult with the relevant contractors and cooperate closely with them in tracing and repairing the cause of the malfunction.

11.1.3.11 In the event that third party Software supplied by the Contractor under this Contract becomes unavailable or essential modifications cannot be carried out for any reason whatsoever, the Contractor shall at no charge to The Purchaser, procure and supply to The Purchaser suitable alternative third party Software to enable the continued operation and Contractor's Scope of Supply ability of the System.

11.1.3.12 In the situations referred to in Sub-clause 11.1.3.11 The Purchaser shall have an unlimited license to use the Software and shall have the right to make modifications to the Software (or have them made) only for use with the System.

           The obligations of The Purchaser under this Clause shall survive the termination of this Contract for any reason.

11.2   Turn-key Services
------------------------

       The turn-key services of the WLL System shall be done to the satisfaction of The Purchaser.

       No service or work by the Contractor may, without The Purchaser's written approval thereof, commence earlier than on the date of start of service set out in the Time Schedule. The scope of work regarding Turn-key services is set out in Annex 9.

11.3   Training
---------------

       The Contractor shall provide The Purchaser's personnel with the training required for the proper operation and maintenance of the WLL System. The scope of Contractor's undertaking in this respect, as well as the terms and other conditions applicable thereto are set out in Annex 10.

11.4   Documentation
--------------------

       The Contractor shall have provided The Purchaser with the Documentation set out in Annex 11 on or before the dates set out in the Time Schedule.

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11.5   Spare Parts
------------------

       The Contractor shall have provided The Purchaser with the spare parts set out in Annex 12 on the dates set out in the Time Schedule.

11.6   Test Equipment
---------------------

       The Test Equipment set out in Annex 13 shall have been delivered at Premises on or before the dates set forth in the Time Schedule.

11.7   Marking
--------------

       All Equipment, parts thereof, and spare parts shall be clearly and durably marked with the Contractor's code number and - if any - status revision which shall make it possible to identify all Equipment, parts thereof and spare parts for the purpose of warranty. The Contractor shall well in advance before dispatch of the Equipment or spare parts furnish The Purchaser with a packing list indicating the Contractor's code numbers applicable to the respective parts.

11.8   Packing
--------------

       All Equipment and Spare parts shall be packed in a manner that is suitable for the transportation and for the storing in The Purchaser's premises.

11.9   Order Procedure
----------------------

       The deliveries shall be executed in accordance with the provisions stated in Annex 14. In order to state the extent of each delivery a suborder specification shall be sent to the Contractor as a firm order. The suborder specifications shall contain information regarding quantities of Equipment and Spare Parts to be delivered, delivery dates, delivery address and invoice address.

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       Clause 12 - Liquidated Damages in the Event of Delays in Delivery
       -----------------------------------------------------------------

12.1     General
----------------

The parties acknowledge that the Contractor's fulfillment of its undertakings set out in the Time Schedule (Annex 18) is of utmost importance to The Purchaser. The parties also acknowledge that delays will cause severe damage to The Purchaser and that such damage may, from a practical point of view, be difficult to quantify. In the event of delay, the parties agree that The Purchaser shall receive liquidated damages in accordance with the following provisions without The Purchaser being obligated to prove that it has suffered damage or to prove the amount of damage. The Purchaser's right to receive liquidated damages shall be without prejudice to any other right that it may have under this Contract or otherwise.

Any liquidated damages to which The Purchaser is entitled shall be paid by the Contractor upon demand and The Purchaser shall be entitled to wholly or partly set off liquidated damages against any amount that The Purchaser shall pay to the Contractor under this Contract.

12.1.1   Liquidated Damages for Delay
-------------------------------------

         Should the service start date of the System, or any material portion of the System be delayed for any reason except for events excepted under this Contract, where the delay is fully or substantially attributable to the fault of default of the Contractor (including its sub-contractors), Contractor shall pay liquidated damages equal to one percent (1%) of the value of that part of the network that The Purchaser is unable to use for each week or fraction of a week of delay beyond Actual Date of Delivery as specified in Annex 18. A grace period of two weeks shall be given before the first week of delay is counted. Upon the lapse of the second week of delay, however, the full delay shall be counted in computing the liquidated damages.

12.2     WLL System, Training, Documentation, Spare Parts and Test Instruments
------------------------------------------------------------------------------

         In the event that Contractor does not fulfil any of its undertakings with respect to WLL System, training, Documentation, spare parts or test instruments on the respective dates set out in the Time Schedule, the Contractor shall pay liquidated damages to The Purchaser for each whole day of delay amounting to (0.1%) of the respective Contract Price.

         Maximum liquidated damages according to these Clauses 12.1.1 and 12.2 shall in no case exceed ten per cent (10 %) of the Total Contract Price.

12.3     Delays Caused by The Purchaser or Force Majeure Events
---------------------------------------------------------------

         The Purchaser shall not be entitled to liquidated damages according to the above provisions of this Clause 12 to the extent the delay in question is caused by failure solely on part of The Purchaser to fulfil any part of its Share of Responsibility or by a Force Majeure Event defined in Clause 17.

         In the event that The Purchaser delays in carrying out any of its undertakings under this Contract the Contractor shall nevertheless be obliged to fulfil its obligations within the time agreed on, to the extent that the fulfilment of The Purchaser's obligations is not necessary to enable the Contractor or its subcontractors and suppliers to fulfil their obligations. In the event that it can reasonably be assumed

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         that the Contractor will be delayed with respect to any of its undertakings under this Contract, The Purchaser shall have the right to postpone the performance of any of its undertakings to the extent such performance is not necessary to enable the Contractor to fulfil its obligations.

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                              Clause 13 - Prices
                              ------------------

13.1 The Contract Prices given shall be fixed until 18th August 2002 and shall include obligations of Contractor hereunder. The Contract Prices for the WLL System and work and services to be provided by the Contractor under this Contract shall be the prices set out in Annex 5. The prices
                                                    -------
       represent the Contract Prices for the respective items and the sum of all the Contract Prices constitutes the total price of the Contractor's Scope of Supply. This total price is called the Total Contract Price.
                                                 --------------------

13.2   The prices shall be CIP Colombo.

13.3 Change of any law relating to the Contract items, except those affecting the customs duties, import taxes, VAT, shall not affect the price of these items.

13.5 All sums of money stated or referred to in this Contract are exclusive of VAT. The Purchaser shall only pay VAT, if applicable in Sri Lanka.

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                             Clause 14 - Payments
                             --------------------

14.1   General
--------------

       The Purchaser shall pay to the Contractor the Contract Prices referred to in Clause 13 above in accordance with the following provisions. The terms of payments are as follows:

       Phase One - Infrastructure, Network Management, Subscriber Terminals required for Acceptance Testing, and Services
       .     20% on signing of the contract
       .     5% on Site Acceptance for the completion of each site (9 Sites)
       .     30% on Actual date of Delivery (System Acceptance)
       .     5% 6 months after the Actual date of Delivery

       Phase Two - Subscriber Terminals for Commercial Service

       .     20% on signing of the contract
       .     40% on delivery of equipment
       .     40% 90 days after delivery of equipment

       Phase Three - Subscriber Terminals for Commercial Service

       .     20% on signing of the contract
       .     40% on delivery of equipment
       .     40% 90 days after delivery of equipment

       Phase Four - Subscriber Terminals for Commercial Service

       .     20% on signing of the contract
       .     40% on delivery of equipment
       .     40% 90 days after delivery of equipment

A bridge finance option will be provided to Suntel for all payments beyond the Contract signature payment (20%) for 1999. This option will allow Suntel to remit only the interest due (as defined in Clause 14.5) on the first day of the month following the date of payment due for all outstanding payments. The payment of the principle will be due on January 5th, 2000 for all payments covered through bridge financing.

14.2   Terms and Conditions
---------------------------

Orders shall be placed through a single "purchase order" issued by buyer.

14.3   Bank Guarantee
---------------------

The Contractor is required to put up a Bank Guarantee equal in Value to all payments made before Systems Acceptance

14.4   Invoicing
----------------

       Payment shall be effected by The Purchaser's receipt of the Contractor's invoice in triplicate for the amount in question that The Purchaser will approve of, provided, however, that The Purchaser shall not be obliged to make any payment earlier than

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      the date following from sub-clause 14.1 above. Any value added tax, or other taxes to which Contractor is subject to within Sri Lanka and which shall be paid by The Purchaser under this Contract shall be invoiced as a separate item.

      Invoice address:

      Attn:  Accounts Payable
      Airspan Communications Limited
      Oxford Road, Uxbridge
      Middlesex
      United Kingdom

14.5  Interest
--------------

      The rate per annum of the interest referred to in Subclause 26.4 shall be defined during negotiations.

14.6  Keeping Records
---------------------

          14.6.1 For all items specified. in this Contract, the Contractor shall keep and maintain such books, records, vouchers and accounts with respect to its billing of chase items to The Purchaser for ten (10) years tram the date of Final Acceptance.

          14.6.2 For any item quoted can a cost incurred basis, the Contractor shall keep and maintain such books, records. vouchers and accounts of all costs with respect to the engineering provision and installation of facilities of the System for ten (10) years from the date of fulfillment of a11 Contractor's Scope of Supply obligations.

          14.6.3 The Contractor shall obtain from his Subcontractors such supporting rewords for other than the cost of feed cost items, subject to the conditions of Sub-Clause 14.6.2, as flay be reasonably required, and shall maintain such records for a period of ten (10) years from the date of fulfillment of all costs required to be kept, maintained and obtained pursuant to this Clause.

          14.6.4 The Contractor shall afford the Purchaser the right to review the said books, records, vouchers and accounts of all costs required to be kept, maintained and obtained pursuant to this Clause.

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             Clause 15 - Liability for Accidents, Damage and Loss
             ----------------------------------------------------

15.1   Liability Regarding Before Passing of Risk
-------------------------------------------------

          Without prejudice to provision of Clause 5 any damage to the WLL System or Documentation supplied or to be supplied by the Contractor occurring before the relevant time according to Clause 11 when the risk of damage to or loss of the WLL System and Documentation passes to The Purchaser shall be remedied by the Contractor at its own expense, provided that the damage or loss has not been caused by negligent act or omission by The Purchaser or anybody employed by The Purchaser (other than the Contractor or its Subcontractors). If the damage or loss has been so caused by The Purchaser the Contractor shall nevertheless, if The Purchaser so request, remedy the damage and loss, at the expense of The Purchaser at a reasonable price to be agreed between the Contractor and The Purchaser.

15.2   Other Indemnification
----------------------------

          The Contractor shall indemnify and hold The Purchaser and its officers, servants and employees harmless from any loss, damage, liability or expense on account of damage to property and injury, including death, to all persons, including but not limited to employees of the Contractor, arising out of or resulting from any act or omission of the Contractor, its Subcontractors, or anybody employed by the Contractor or its Subcontractors, or anybody else for which the Contractor or its Subcontractors is responsible. With respect to the Contractor's Scope of Supply this Subclause 15.2 shall apply only after the risk of damage or loss has passed to The Purchaser; until that time Subclause 15.1 shall prevail.

15.3   Fraud or Gross Misconduct
--------------------------------

          Without prejudice to any further responsibilities or liabilities of the Contractor under law, if the Contractor, or any of its Subcontractors, or anybody employed by the Contractor or its Subcontractors, or anybody else for which the Contractor or its Subcontractors is responsible, has been guilty of fraud, actions against good faith, or "Gross Misconduct" the Contractor shall - notwithstanding any provision of this Contract to the contrary - be liable for any loss or damage (whether direct, indirect, incidental or consequential) suffered by as a result thereof, whether it be defects (as defined in Clause 10) in, damage to, or loss of the Contractor's Scope of Supply, or injuries to persons, or any other breach of this Contract.

          Contractor's liability for the said defects shall extend also to defects which have not appeared prior to the expiration of the warranty period in question and to defects which have not for any other reason been notified by The Purchaser in accordance with the provisions of Clause 10. "Gross Misconduct" means any act or omission implying neglect to take into consideration such serious effects as a careful Contractor normally would have been able to foresee, or a deliberate disregard of the consequences of such an act or omission.

15.4   Limitation of The Purchaser's Liability
----------------------------------------------

          The Purchaser shall not be liable for any damage to or loss of the WLL System and documentation, save as to the extent provided for in Subclause 15.1.

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          The Purchaser shall not be liable for any direct, indirect, incidental or consequential damage or loss, including loss of income or loss of profit, suffered by the Contractor or its subcontractors as a result of such a damage, loss or breach or as a result of any breach by The Purchaser of this Contract, unless expressly otherwise provided for in this Contract.

15.5      Obligations to Limit Damages and Loss
-----------------------------------------------

          The party suffering loss or damage shall always be obliged to take all reasonable measures to mitigate the damage or loss occurred.

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                  Clause 16 - Patents and Other Intellectual
                        and Industrial Property Rights
                        ------------------------------

The Contractor undertakes to fully indemnify and hold The Purchaser, its officers, employees, representatives and customers harmless from and fully indemnify them for any and all cost expenses, damages and liabilities therefore against any claim for an infringement or alleged infringement of any intellectual property right relating to use of the Equipment and Software delivered under this Contract.

In particular the Contractor undertakes to defend at its own expense any claim, suit or proceeding based upon any claim that the Contractor's Scope of Supply, or the use or maintenance thereof infringes any licence or any right of a third person to patent, copyright, design or any intellectual or industrial property rights or application therefore, as well as to hold The Purchaser, its officers, employees, and representatives harmless from and fully indemnify them for any and all costs, expenses, damages and liabilities therefor. In the event that the WLL System or the use of the WLL System or documentation would be held in a suit to constitute infringement and its further use would be enjoined, the Contractor will promptly at its own expense either

(i)  procure for The Purchaser the right to continue the use, or
(ii) replace or modify the WLL System, or Documentation, so that it becomes non-infringing while staying fully compliant with the Specifications. Any such replacement or modification shall, however, be approved of by The Purchaser in advance, which approval shall not be unreasonably withheld. The Purchaser shall without delay inform the Contractor of any claim that has come to the notice of The Purchaser and shall proceed in dealing with such claims in agreement with the Contractor.

The Purchaser shall be at all times kept informed by Contractor of the institution or assertion of any IPR claims or proceedings and shall without prejudice to its rights be entitled but not obligated to participate in such claims, suits or proceedings.

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                           Clause 17 - Force Majeure
                           -------------------------

Should Force Majeure Event occur after the signing of this Contract which prevents the performance of any obligation of either party on the date or dates provided for in this Contract, the performance of the obligation may be postponed for such time, on a day by day basis, as the performance necessarily has had to be delayed on account thereof, it being understood that such postponement shall not be deemed a change of the Time Schedule or of any day defined by reference to the Time Schedule.

The term of Force Majeure Event shall mean events such as war or warlike hostilities, mobilisation or general military call-up, acts of Government including refusal issue of required export licenses (but shall exclude failure to obtain security clearance for own employees), civil war, revolution, rebellion, insurrection or riots, sabotage and any strike or labour action and other circumstances of a similar exceptional character and farreaching influence, provided that any such event is beyond the control of the party, its subcontractors and suppliers. It is expressly understood that no circumstance shall be considered Force Majeure Event which the party or the subcontractor or the supplier invoking the event of Force Majeure reasonably ought to have taken into account at the date of signing of this Contract.

Immediately upon becoming aware of the commencement of any Force Majeure Event causing a delay, and immediately upon becoming aware of the termination of such an event of Force Majeure, the party desiring to invoke it as cause for postponement shall advise the other party of the said event, failing which its right to demand an extension of the time of performance shall be definitely barred. To avail itself of the right to invoke any Force Majeure Event as a cause for postponement the party shall also as soon as practicable after the termination of the event submit to the other party reasonable proof of the nature of such Force Majeure Event and its effect upon the performance timetable. Each parties shall make all reasonable efforts to reduce to a minimum and mitigate the effect of any delay occasioned by a Force Majeure Event. The obligation of Contractor in this respect shall particularly include the repairing or causing the repair of such damage as may have been done to its or its subcontractor's manufacturing facilities or to Contractor's Scope of Supply.

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                          Clause 18 - Optional Orders
                          ---------------------------

18.1 WLL System
---------------

The Purchaser shall during a period of time commencing on the date of signing of this Contract by both parties up to 3 years or the end of year 2002 (whichever the latest) have the right (but not the obligation) to order on fair and reasonable terms from the Contractor Equipment, Software, Spare Parts, Documentation and Services set out in Annexes 7, 8, 9, 10, 11, 12 and 13.

18.2 Other Terms and Conditions
-------------------------------

In addition to the terms and conditions referred to in Subclauses 18.1 - 18.3 (inclusive) the provisions contained in this Contract including the Annexes thereto (as amended by the parties subsequent to the conclusion of this Contract) shall apply between the parties.

18.3 Exercise of Option
-----------------------

The options referred to in this Clause 18 shall be exercised by a written numbered order to the Contractor signed by one or more authorised officers or representatives of The Purchaser. Such order shall be lodged with the Contractor not later than on the date referred in Subclause 18.1 and shall be accompanied by a proposed time schedule.

It is incumbent upon Contractor to acknowledge receipt of the order not later than thirty (30) days thereafter.

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                      Clause 19 - Network and Maintenance
                      -----------------------------------

The Contractor undertakes to supply to The Purchaser, Network and Maintenance of the WLL System in accordance with the prices and conditions set out in Annex 21 during a period of five (5) years from expiry of the warranty period.

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                            CLAUSE 20 - Non Waiver
                            ----------------------

The failure of either party to insist upon strict adherence to any term or condition of this Contract on any occasion shall not be considered a waiver of any right thereafter to insist upon strict adherence to that term or condition or any other term or condition of this Contract.

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                             Clause 21 - Language
                             --------------------

All manuals, other documentation and training to be provided by Contractor under this Contract as well as all notices and other communications between the parties hereunder shall be in English unless the parties in any specific case agree otherwise.

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                      Clause 22 - The Purchaser's Approval
                      ------------------------------------

To the extent provided in the Contract, the Specifications, design, calculations, construction, materials and technical arrangements used in the WLL System may be subject to The Purchaser's approval. No such approval shall affect the Contractor's obligations hereunder or at any time limit The Purchaser's right to demand that the Contractor's Scope of Supply in all respects shall satisfy the Specifications and other requirements of the Contract.

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                      Clause 23 - Compliance with the Law
                      -----------------------------------

The Contractor and its subcontractors shall abide by all applicable laws, regulations and ordinances of the Country of Sweden and shall obtain from competent authorities all necessary permits, licenses, and authorisations required to complete the Contractor's Scope of Supply. The Contractor and its Subcontractors shall establish such standards and procedures on the Premises as are necessary to comply with regulations governing employment with special reference to safety regulations issued from time to time by any competent authority in Sri Lanka or by The Purchaser. If it comes to the knowledge of The Purchaser that any such regulations are not being observed, it shall immediately inform the Contractor and, in such event, The Purchaser shall be entitled to refuse admission to the Premises of any person who is responsible for such contravention. Before commencing installation, the Contractor shall give The Purchaser a full description of those risks or dangerous procedures which may be, respectively, encountered or utilised in the course of installation.

If and to the extent requested to do so, The Purchaser will assist the Contractor in obtaining the required information of any such laws, regulations and ordinances, including safety regulations, as are referred to in this Clause
23. It is recognised by the parties that the presence on the Premises of any of the Contractor's or its subcontractor's personnel might require the approval of The Purchaser or any other authority and that such personnel might also be required to undertake an obligation to observe secrecy with respect to information received or obtained when present on the Premises and to sign documents to such an effect. The Purchaser shall not be responsible for any acts, default or unsatisfactory performance, neglect or omissions of the Contractor that violate the laws, statutes, orders, rules, decrees, or regulations of any jurisdiction in which the Contractor's Scope of Supply obligations are carried out.

In any event, if any third party should nevertheless make a direct claim against The Purchaser because of such act, default, unsatisfactory performance or omission of Contractor, The Purchaser shall notify the Contractor as soon as possible, and the Contractor shall be entitled to undertake and manage any legal proceedings involving the Contractor. The Contractor shall upon the request of The Purchaser assist The Purchaser in defending themselves against such claim and indemnify and hold The Purchaser harmless against any and all costs, charges, expenses, compensations and other payments made by The Purchaser in respect of such third party claim.

The Contractor shall be deemed to have satisfied itself that it has obtained all necessary information with respect to the Contractor's Scope of Supply and the Contract including but not limited to the matters such as: (i) fees, pilotage and any dues payable to port authorities, (ii) conditions affecting labour including Contractor's Scope of Supply permits, and (iii) rules and regulations of governments and/or port authorities.

The Contractor shall be deemed to have fully examined and independently verified all documents and drawings, specifications, schedules, terms and conditions of the Order, regulations and other information in relation to the Contract and to have fully understood and satisfied himself as to all information which is relevant as to the risks whether political or otherwise, contingencies, costs, and other circumstances which could affect the Contract. The Purchaser, its servants, and agents shall have no liability in law or equity or in Contract or in tort or pertinent to any other cause of action with respect to any such information, risks, contingencies or other circumstances.

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    Clause 24 - Assignment and Sub-contracted Contractor's Scope of Supply
    ----------------------------------------------------------------------

The Purchaser may assign this Contract or any of its rights or obligations hereunder to any corporation being the successor of The Purchaser.

24.1 The Contractor may also, without prior written consent of The Purchaser, assign a contract, sub-contract, or any significant part of the Contractor's Scope of Supply/. In any event, the Contractor shall not be relieved from responsibility under this Contract for such parts of the Contractor's Scope of Supply that are sub-contracted, and the Contractor shall be responsible and liable for the acts, defaults or unsatisfactory performance of any Subcontractor or its employees, servants and agents, as fully as if they were the acts or defaults of the Contractor or of the Contractor's employees, servants and agents.

24.2 The Contractor shall ensure that any sub-contracts entered into by the Contractor shall contain such provisions of this Contract as should be made applicable to such sub-contracts.

24.3 Any assignment, mortgage, charge, encumbrance or sub-contract in contravention of this Clause shall, as against The Purchaser, be void and of no effect.

24.4 The Contractor shall protect, defend, indemnify and keep indemnified The Purchaser against all claims, demands, actions, suits, proceedings, writs, judgements, orders, decrees, damages, losses and expenses suffered or incurred by The Purchaser arising out of or related to any assignment, mortgage, charge, encumbrance or sub-contract, whether permitted or not.

24.5 The assignment of any part of the Contractor's Scope of Supply to any Subcontractors will be performed according to the Contract and will not affect the Contractor's Scope of Supply.

24.6 The Parties agree that no contractual relationship is created between The Purchaser and any of the Contractors Subcontractors, suppliers or agents. The Contractor shall indemnify The Purchaser for any expenses or damages caused to The Purchaser as a result of any claim or demand against The Purchaser by any Subcontractor, supplier or agent.

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                            CLAUSE 25 - Termination
                            -----------------------

This Contract, or any individual order under this Contract, may be terminated at any time by written notice from The Purchaser. Such notice shall specify the effective date of termination and the actions to be taken by the Contractor in connection with the termination. If such termination is not due to the Contractor's failure to fulfil his obligations, which would entitle The Purchaser to cancel the Contract, or any part of it, The Purchaser shall pay a proportional price for all work in progress, equipment on order for the Purchaser, equipment that has been manufactured for the Purchaser and resides in finished goods, work performed, for material, administration, and profit on the amount of work performed under the Contract, and refund any other direct cost incurred due the termination, deducting amounts previously paid. The title to the work performed under this Contract prior to the termination shall vest in The Purchaser upon payment of the proportional price.

The compensation to be paid to the Contractor under this Clause shall be tried to be determined by negotiations, however, the amount shall under no circumstances exceed the Contract Price.

In case of termination, the Contractor shall make every effort to reduce the costs incurred.

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                            Clause 26 Cancellation
                            ----------------------

26.1 General
------------

     Without prejudice to any other rights or remedies The Purchaser may have, The Purchaser may cancel this Contract according to the following provisions. The Purchaser may also cancel an order under this Contract, without thereby cancelling any part of this Contract, according to the same provisions.

26.2 Cancellation Due to the Contractor
---------------------------------------

The Purchaser may cancel this Contract, in its entirety or with respect to any portion thereof or an order under the Contract, with immediate effect by written notice to that effect:

     (i)   Insolvency etc.
           --------------
           if Contractor has become voluntarily or involuntarily declared bankrupt or otherwise is insolvent or has entered into liquidation or has enter into composition proceedings with its creditors or if the Contractor has taken any action in furtherance of any such proceedings or has disposed or contemplates to dispose of all or the major part of its assets;

     (ii)  Material breach of Contract
           ---------------------------
           if the Contractor commits a material breach of any of its obligations under this Contract other than delay in the performance of its undertaking referred to in (iii) below and fails to cure such breach within thirty (30) days after having received The Purchaser's notice thereof;

     (iii) Delays
           ------
           if due to any circumstance for which the Contractor or any of its subcontractors or suppliers are responsible the Actual Date of Delivery is delayed for more than an aggregate period of ninety (90) days;

     (iv)  Non-compliance with the requirements
           ------------------------------------
           if the Contractor's Scope of Supply in any important respect does not meet the requirements set out in this Contract and the Contractor has not cured the defect within the times specified in the Contract, or, if no specification is made, within a reasonable time, such reasonable time not to exceed thirty (30) days and fails to cure the defect within an additional reasonable period of time, not exceeding sixty (60) days unless otherwise agreed by The Purchaser, from receipt of The Purchaser's notice to that effect as has been fixed by The Purchaser in said notice.

26.3 Cancellation With Reference to Force Majeure etc.
     ------------------------------------------------
     The Purchaser may cancel this Contract with immediate effect by written notice if any Force Majeure Event according to Clause 17 (whether preventing the Contractor or The Purchaser) causes the Actual Date of Delivery to be delayed or can reasonably be anticipated to be delayed for more than two hundred and twenty (150) days. The Purchaser shall exercise its right to cancel the Contract according to this Subclause 26.3 not later than sixty (60) days after having received the Contractor's notice of the of the Force Majeure Event in question.

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26.4 Consequences of Cancellation According to 26.2
     ----------------------------------------------

     In the event that The Purchaser cancels the Contract according to any of the provisions of Subclause 26.2 the Contractor shall immediately upon The Purchaser's demand refund to The Purchaser all amounts paid by The Purchaser under this Contract prior to the effective date of the cancellation plus interest on the said amounts from the respective dates of The Purchaser's payment up to the date of refundment (all dates inclusive) at the rate set out in Subclause 14.5. The Purchaser shall make available to the Contractor for restitution, dismantling and removal at the Contractor's own risk and expense what the Contractor may have delivered to The Purchaser under this Contract. This Contract shall cease to have any force or effect except that Contractor shall hold The Purchaser harmless in respect of all direct costs loss and damage suffered by The Purchaser on account of such a cancellation, including without limitation The Purchaser's total costs for completing all the Contractor's undertakings, whether performed by The Purchaser itself or other contractors engaged by The Purchaser for the purpose, to the extent these costs plus any compensation to the Contractor as set forth below in this Subclause 26.4 exceed the Total Contract Price according to this Contract. The Purchaser shall make all reasonable efforts to mitigate such loss, damage and costs.

     In the event that The Purchaser decides to complete the WLL System or parts thereof either itself or by engaging other contractors, The Purchaser shall have the right to acquire - against compensation and on terms and conditions with respect to warranties and other matters that are reasonable in the circumstances - such Equipment, Software, Documentation, services and other items within the Contractor's Scope of Supply as well as the Contractor's rights under subcontracts and supply agreements as can be used for the completion, operation and maintenance of the WLL System.

26.5 Consequences of Cancellation According to 26.3
     ----------------------------------------------

     In the event that The Purchaser cancels the Contract pursuant to Subclause
     26.3 the Contract shall cease to have any force or effect and the Contractor shall immediately upon The Purchaser's demand refund to The Purchaser all amounts paid by The Purchaser under this Contract. The Purchaser shall make available to the Contractor for restitution, dismantling and removal at the Contractor's own risk and expense what the Contractor has delivered to The Purchaser under this Contract prior to the effective date of the cancellation.

     In the event that The Purchaser decides to complete the WLL System or parts thereof either itself or by engaging other contractors, The Purchaser shall have the right to acquire against a compensation and on terms and conditions with respect to warranties and other matters that are reasonable in the circumstances - such Equipment, Software, documentation, services and other items within the Contractor's Scope of Supply as can be used for the completion, operation and maintenance of the WLL System.

     The Purchaser may require the Contractor to promptly remove at its own expense any and all of Equipment, or parts thereof, that may have been delivered to or installed and not acquired by The Purchaser.

26.6 Ownership to Equipment etc.
     ---------------------------

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     The ownership to such Equipment, Software, materials, Documentation and work within the Contractor's Scope of Supply for which the Contractor is entitled to compensation according to Subclauses 26.4 or 26.5 shall immediately upon the cancellation pass to or notwithstanding the cancellation rest with The Purchaser, as the case may be. The Purchaser shall be free to use the same without incurring any liability to the Contractor or any third party. It is agreed that The Purchaser may exercise its rights to cancel the Contract, or an order under the Contract notwithstanding whether Equipment, Software, documentation and work installed, delivered, and performed by the Contractor can be restituted in substantially the same condition as delivered by the Contractor. In the event of cancellation pursuant to Subclause 26.2, Equipment, Software and Documentation of which the value has decreased due to negligence on part of The Purchaser or anybody for which The Purchaser is responsible shall be acquired by The Purchaser according to provisions agreed upon by the parties.

26.7 Survival of Clauses
     -------------------

     The provisions of Subclause 11.1.3 and Clause 16, to the extent applicable, and of Clause 29, 30 and 31 shall survive the cancellation or termination of this Contract.

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          Clause 27 - Entire Agreement. Modifications of the Contract
          -----------------------------------------------------------

The parties state that with respect to the subject matter hereof this Contract Document and the Annexes, thereto, which form an integral part of the Contract, constitute the sole and exclusive understanding of the parties in respect of the subject matter hereof and supersede all prior agreements, arrangements or understandings relating to the subject matter, including any bid, tender, quotation, offer or proposal, general sales conditions or terms or provisions that the Contractor has submitted.

No change or modification of this Contract may be made except in writing and executed by the respective duly authorised representatives of each of the parties hereto.

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                         Clause 28 - Order of Priority
                         -----------------------------

In the event of any discrepancy between any data, stipulation or provision given in any of the Clauses of this main Contract Document, on the one hand, and data, stipulation or provision given in any of the Annexes, on the other hand, the data, stipulation or provision contained in a Clause of this Contract Document shall prevail. In the event of any discrepancy between the Technical Specifications and the Product Description the Technical Specification shall prevail over the Product Description, except to such an extent as the Product Description is more advantageous to The Purchaser, in which latter case the Product Description shall prevail.

To the extent the Technical Specifications or the Product Description contains something that is not dealt with in any provisions of the Clauses of this Contract Document, the Technical Specifications and the Product Description, as the case may be, shall prevail notwithstanding the foregoing.

To the extent the Technical Specifications or the Product Description contains anything that is not dealt with in the other of them, the one containing the data, stipulation, provision or whatever might be concerned shall prevail over the other.

The Purchaser shall have the right to decide what document, data, stipulation or provision that shall prevail if such a decision is notified to the Contractor well in advance of the commencement of the manufacturing process in question.

In the event that the Contractor and The Purchaser have different opinions as to the interpretation of the Specifications, the opinion of The Purchaser shall always prevail, notwithstanding the foregoing, provided that The Purchaser's opinion is not unreasonable. The Contractor shall as soon as possible inform The Purchaser of any inconsistency, ambiguity or incompletion found in the Specifications.

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                           Clause 29 - Applicable Law
                           --------------------------

This Contract shall be governed by and construed in accordance with the law of Sweden.

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                           Clause 30 Confidentiality
                           -------------------------

Each party (as "Receiving party" hereunder) shall keep in confidence, with the same degree of care as used for its own confidential information, any information which is disclosed to it by the other party (as "Disclosing party" hereunder) in writing or other tangible form and clearly marked or identified in writing as "confidential" or by similar legend, for a period of three years from the date of first disclosure to the receiving party hereunder of such information, except that the foregoing obligations shall not apply or cease to apply, to any information which:

(i) is publicly known at the time of disclosure or becomes thereafter publicly available through no fault of the receiving party;

(ii) was already known to the receiving party free from confidentiality restrictions, prior to receiving it from the disclosing party;

(iii) is disclosed to the receiving party by any third party without confidentiality restrictions;

(iv)   is independently developed by the receiving party;

(v) is necessary to disclose to any lawful authorities for obtaining any type approval of the hardware/software goods covered hereunder;

(vi) is inherently disclosed or is necessary to be disclosed by The Purchaser by or for the proper installation, operation, use, maintenance and/or repair of the goods procured hereunder or the provisions of services thereby.

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                            Clause 31 - Arbitration
                            -----------------------

31.1 The Contractor and The Purchaser shall endeavour to settle any difference of opinion which may arise during the execution of this Contract in an amicable manner.

31.2 Any difference of opinion concerning any matters under this Contract shall be referred for resolution by arbitration to an expert sitting as a single arbitrator to be agreed upon by the parties hereunder or failing such Contract to a single arbitrator to be named by the President of the [_], upon the request of any party to this Contract. Arbitration proceedings shall take place in Stockholm Upon the request of any party the arbitration shall be in English. The arbitrator from time to time acting hereunder shall have all the powers conferred on arbitrators by the [_] Arbitration Law 1968 or any statutory modification thereof for the time being in force. Judgment upon any award rendered by the arbitrator may be entered in any court in Sweden having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The arbitrator shall not be bound by the rules of evidence and procedure, but shall be bound by the substantive law of the Sweden and shall be obliged to disclose the reason for his award.

31.3 The fact that a dispute is brought before a court or before a duly appointed expert does not release the Contractor from its obligations to fulfil its commitments as provided by this Contract.

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                              Clause 32 - Notices
                              -------------------

Any and all notices or information other than information or proposal of pure technical nature shall be given by any party by prepaid mail or by fax or hand delivery to the other party at the following address:

If to The Purchaser

Jan Campbell, 110 Sir James Peiris Mawatha, Colombo, Sri Lanka

If to Contractor

Steve Mallinson, Cambridge House, Oxford Road, Uxbridge, UK.

Notices, information or proposals of pure a technical nature shall be forwarded to the following address:

If to The Purchaser

Mahinda Ramasundera, 110 Sir James Peiris Mawatha, Colombo, Sri Lanka

If to Contractor

Paul Senior, Cambridge House, Oxford Road, Uxbridge, UK.

The aforementioned addresses of either party may be changed at any time by giving fifteen (15) days prior notice to the other party in accordance with the foregoing. Either party may also by fifteen (15) days prior notice to the other party give further specification as to which address notice, information or proposals of various nature shall be forwarded.

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                           Clause 33 - Support Bond
                           ------------------------

In addition to the other clauses within this Contract, The Contractor agrees to placing of a Support Bond.

The Guarantor for this bond shall be as follows:

Lloyd Bank Plc.
Guarantees, International Services Centre
P.O. Box 63
Two Brindley Place, Birmingham
B1 2AB
United Kingdom

The following wording will be used:

The Guarantor hereby issues an irrevocable Guarantee No. ______ in the following terms:

The Beneficiary shall the Purchaser known as Suntel Private Ltd.

The Principal shall be the Contractor, known as Airspan Communication Limited.

Failure of the Contractor's performance obligations in respect of the supply of equipment for Telecommunications Network Infrastructure under Contract for Purchase Order No. LP/0442/99 dated April 26, 1999 due to the end of its activities, due to its winding up, appointment of receiver(s) or entering into a company voluntary arrangement, or closure of the product line used within this supply of the contract.

The Support Bond shall be posed within 1 month after The Contractor receives the principal and interest payment from milestones through System Acceptance (Actual Date of Delivery) and receipt by The Contractor of all and any other associated payments for deliveries covered under the bridging phase.

The Support Bond shall have value equal to 60% of contract value in the first year after the Actual date of Delivery (Phase 1), 50% of contract value in the second year after the Actual date of Delivery (Phase 1), and 40% of contract value in the third year after the Actual date of Delivery (Phase 1).

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                          Clause 34 - Contract Period
                          ---------------------------

This Contract comes into force when signed by both parties and shall remain in force as long as any of the parties has any obligation under the Contract to fulfil.

This Contract has been made in duplicate and each of the parties has taken one copy.

-------------------------------------------------------------------------------
Place: LONDON                                  Place: COLOMBO

Date:                                          Date:

Eric Stonestrom                                J. Campbell
Managing Director                              Managing Director
Airspan Communications Limited                 Suntel (Private) Ltd.

The Contractor                                 The Purchaser

--------------------------------------------------------------------------------

      (
      All reasonable direct costs to which The Purchaser may be put by any repetition of an inspection or a test shall be reimbursed by the Contractor on demand and may be deducted by The Purchaser from any moneys to be paid by The Purchaser under this Contract.

9.2   Quality Assurance
-----------------------

      The Contractor shall be responsible for carrying out a continuous quality surveillance in accordance with the quality assurance procedure laid down in Annex _15 in order to ensure that the Equipment and the Software in all respects will meet all the requirements set out in this Contract.

9.3   System Test (or Site Acceptance Test)
-------------------------------------------

      The Contractor shall be responsible for carrying out a System test for each site. Representatives of The Purchaser shall be present. The object of the System test is to establish that each part of the WLL System will fulfil all the functional and technical requirements set out in this Contract.

      As soon as possible after completion of the System test, the Contractor shall furnish to The Purchaser a report regarding the test. To the extent an unsuccessful test so requires, the Contractor shall cure the discovered deviation from the requirements and provide for repeated test.

      Prior to the start of any System Acceptance Test the Contractor shall have proved that the System tests have been successful and have cured to the satisfaction of The Purchaser the deviation from the requirements or any other defect or deficiency that has been observed in the course of the System test. If the Purchaser agrees a System Acceptance Test can take place without all System Tests being complete.

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      To the extent an unsuccessful test so requires, the Contractor shall cure the discovered deviation from the requirements and provide for a repeated test.

      At the time when the Contractor has successfully completed a Systems Test (Site Acceptance Test), the Purchaser shall accept the title and risk for that part of the network that has been successfully tested. Alternatively, provision of revenue producing traffic for more than one month will constitute completion of System Test for a specific site.

9.4   Acceptance Test
---------------------

      When,

      (i) the tests and inspections referred to above in this Clause 9 have demonstrated that all Equipment and Software delivered by the Contractor complies with all relevant requirements, standards and Specifications;

      (ii) such Equipment and Software as shall be installed by Contractor has been installed on Premises ready for operation;

      (iii) relevant training referred to in Clause 11 has been performed;

      (iv)  relevant documentation has been delivered in accordance with Clause
      11,

      and

      (v) relevant Test Equipment have been delivered in accordance with Clause 11, then The Purchaser shall perform an acceptance test ("System Acceptance Test"). The purpose of this Acceptance Test is to establish whether the Equipment and the Software complies with all the relevant requirements and Specifications when operated and otherwise handled by The Purchaser personnel duly trained by the Contractor utilising the Documentation supplied by the Contractor. The detailed test procedure and criteria of a successful Acceptance Test shall be agreed upon in accordance with Clause 7.1.

9.5   Actual Date of Delivery
-----------------------------

      The Acceptance Test shall be deemed to have been successfully performed when it has been demonstrated that all relevant requirements of this Contract are met or when the Purchaser has carried commercial traffic for a period of more than 90 days.

      The Actual date of Delivery is when all defects, deficiencies, or deviations from the requirements discovered in connection with the Acceptance test, or prior thereto, have been cured to the satisfaction of The Purchaser, and a successful Acceptance Test has shown that Contractor's Scope of Supply with respect to WLL System meets all the requirements of this Contract.

      It is recognised by the parties that even after the Acceptance Test, some minor defects and deficiencies that are non-essential for the proper operation or maintenance of the WLL System might exist. The parties shall by agreement enter these defects or deficiencies into a list of defects which shall also include a time schedule for the taking by Contractor of the necessary corrective measures. The

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      stipulations of this Contract as regards warranty obligations contained in
      Clause 10 below shall apply to Contractor's duty to take such corrective measures.

      If the Purchaser fails to make any or all sites available for Installation of the equipment one hundred and twenty days (120) after the contract signature, the Purchaser shall by default accept the equipment, for that part of the network that cannot be installed, and make all relevant payments applicable to Site and System Acceptance. At this time, title and risk for the equipment that cannot be installed shall pass from the Contractor to the Purchaser.

      If the System Acceptance Test (required before Actual Date of Delivery can be achieved) is delayed because of the Purchaser's failure to make sites "ready for installation", the System Acceptance Test shall be conducted only on those sites that have passed Site Acceptance.

      The Time Schedule and Milestones for the implementation and preparation of the Sites by the Purchaser shall be defined in Annex 18.

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        Clause 10  Warranties and Certain Consequences in the Event of
        ---------------------------------------------------------------
                            Breaches of Warranties
                            ----------------------

10.1   Warranty Period
----------------------

       The Contractor warrants that the WLL System installed and ready for operation and Spare Parts delivered to The Purchaser, at all times during a warranty period of eighteen (18) months from the Actual Date of Delivery of the WLL System will conform to all the requirements set out in the Specifications. Subject to the provisions of Subclause 10.2 and
       10.3 any lack of conformity that is in existence, or will occur, or will appear prior to or during the warranty period, and any other defect, deficiency, or malfunction that is due to construction, manufacture, workmanship, materials, programming, transportation or installation which appear prior to the expiration of the warranty period shall be considered such a defect will be covered by Contractors warranty obligations. Design faults shall be warranted for twenty-four (24) months from the Actual Date of Delivery.

10.2   Corrective Measures Activity
-----------------------------------

       In case of breach of warranty obligations defined in Subclause 10.1 above the Contractor shall at its own risk and expense cure the defect by repair, replacement, modification, adjustment, delivery and installation of additional Equipment or Software, or performance of additional work or implement any other adequate corrective measures (all such measures collectively referred to as "Corrective Measures").

10.3   Warranty of Corrective Measures
--------------------------------------

       The Contractor shall be obliged to take the necessary Corrective Measures and other actions referred to in this Clause 10 within the shortest practicable time, however not later than at such a final date for the Corrective Measures specified by The Purchaser taking into account the breach to be cured, the work to be done and The Purchaser operational and maintenance requirements. The Contractor shall at the request of The Purchaser render such assistance, advice or instruction that in the Contractor's reasonable opinion would be sufficient to remedy the defect. If the Contractor or The Purchaser would deem it necessary to arrange that the Corrective Measures are taken by the Contractor's personnel, the Contractor shall make such personnel available as fast as possible but no longer than forty eight (48) hours from the moment when The Purchaser has dispatched a request.

       If the Corrective Measures will be in the form of replacement and The Purchaser does not have the relevant spare part available the Contractor shall make the spare part available as soon as the circumstances permit, but in no case later than forty eight (48) hours from the moment when The Purchaser has dispatched a request for such a spare part.

       Major Service effecting errors shall be corrected within 5 working days from the moment The Purchaser has dispatched a request for correcting such an error and the Contractor has acknowledge this request.

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       Minor Service effecting errors and Non Service effecting errors shall be corrected within eight (8) weeks from the moment The Purchaser has dispatched a request for correcting such an error and the Contractor has acknowledge this request.

       Major, Minor and Non Service Effecting errors are defined in Annex 25.

       If the Contractor in spite of proper notification should not be able to carry out his duties within the agreed period of time, The Purchaser shall have the right to correct the defects) or have it (them) corrected by others.

       If spare parts purchased by The Purchaser have been used for replacement of defective parts or any interim repair of the defective parts has been made, the Contractor shall at his own expense repair the replaced part or make the final repair thereof, as the case may be, or deliver spare parts in replacement. The Purchaser shall bear the risk and costs of transport to the Premises of Contractor and the Contractor shall bear the risk and costs of the return transport for such defective parts as well as of repaired parts and parts supplied in replacement.

10.4   Notification of Defects
------------------------------

       The Purchaser shall notify the Contractor of a defect not later than thirty (30) days from The Purchaser's discovery thereof. Notice of defects and requests for Corrective Measures shall, at the discretion of The Purchaser, be made by fax, letter or hand delivery.

       The Purchaser shall also be entitled for the purpose hereof to avail itself of any guarantee or other security provided by the Contractor in accordance with this Contract.

10.7   Warranty Regarding Replaced or Corrected Parts
-----------------------------------------------------

       In the event that any part of the WLL System has been corrected, repaired, replaced, modified or adjusted pursuant to a warranty obligation, a fresh warranty period of the same duration as set forth in Subclause 10.1 shall apply to such a part or if replaced to the new part. This fresh period shall start to run as from the date when The Purchaser confirms that the repair, replacement, modification or adjustment has been successfully completed.

10.8   Warranty of Reliability and Maintainability
--------------------------------------------------

       Without prejudice to the provision of Subclause 10.1 above Contractor warrants that the reliability and maintainability of the WLL System will comply with the provisions set out in the Specifications, so that the respective values which can be derived from the parameters contained in Annex 15 will be obtained during the warranty period of eighteen (18) months. The compliance with the parameters shall be demonstrated with the methods set out in Annex 15.

       In the event the WLL System does not fulfil the reliability and maintainability specified in the Specifications the Contractor shall be obliged to take such Corrective Measures at its own risk and expense as are necessary to have the WLL System to fulfil the Specifications with regard to the aforesaid parameters.

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10.9   Warranty of Documentation
--------------------------------

       10.9.1   Sufficient and Adequate for Operation and Maintenance
       --------------------------------------------------------------

                The Contractor warrants for the technical life time of the WLL System that the information contained in the Documentation, will be continuously updated, will be provided in a timely manner and will be sufficient and adequate for the proper operation and maintenance of the WLL System.

                To any damage or defect caused or revealed by lack of documents stated in Subclause 10.9.1 the provisions of Subclause 10.2 shall apply, notwithstanding whether the damage or defect existed or appeared prior to the expiration of the respective warranty period set out in Subclause 10.1.

       10.9.2   Additional Documentation
       ---------------------------------

                The Purchaser may wish to develop certain additional documentation with respect to the functioning of the WLL System. The Contractor shall be obliged to check the accuracy and completeness of such documentation and within a reasonable period of time from The Purchaser's request to such effect submit in writing to The Purchaser its approval or disapproval of the said documents. In the event of disapproval Contractor shall specify in what respect the documentation is incorrect or incomplete and what measures should be taken to make the documentation correct and complete. Any compensation for Contractor's work referred to in this Subclause 10.9.2 shall for each case be agreed upon between the parties.

10.10  Spares Warranty
----------------------

       The Contractor warrants that it is able to supply The Purchaser with spares, or equivalent replacement parts, or substitute parts with an equal or greater level of functionality that maintains backwards compatibility for repair and maintenance of Equipment delivered for a period up to ten (10) years from Actual Date of Delivery. Such parts shall be provided at reasonable prices and delivery times.

       If the Contractor after the above mentioned period intends to stop the manufacturing of a type of spares or equivalent replacement parts, the Contractor shall inform The Purchaser about his intention at least twelve
       (12) months in advance.

10.11  Warranty of Right to Use and Reproduce Etc.
--------------------------------------------------

       The Contractor warrants that The Purchaser shall have the right to use all and any Software as well as of all and any Documentation (and parts thereof) that the Contractor has supplied without thereby infringing any right of the Contractor, its subcontractors or employees, or a third party, or being obliged to pay any compensation to the Contractor, its subcontractors or employees, or to any third party. The Purchaser's right to reproduce, change or modify software and documents is limited to the rights defined in the software license that is granted by the Contractor for use by The Purchaser in the WLL System delivered by the Contractor to The Purchaser. This is defined in Annex 26.

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10.12  Repairs Warranty
-----------------------

       The Contractor warrants that it, during a period of at least up to ten
       (10) years from Actual Date of Delivery or from the date of discontinuation of commercial availability of the related equipment, whichever comes the latest, is capable of and will, at The Purchaser's request, repair defective material in Equipment delivered under this Contract.

       Contractor warrants that if The Purchaser so wishes it shall enter into Annual Operations and Maintenance Contract with The Purchaser in forms set out in Annex 21 and be bound to all conditions there is in the License included without limitation to conditions as to price and for as long as The Purchaser requires for a period of up to ten years.

10.13  Warranty for Production of Equipment and Software
--------------------------------------------------------

       The Contractor warrants to ensure the supply to The Purchaser of Equipment and Software in every respect for upgrading, extensions, and maintenance of the WLL System at least for a period up to ten (10) years after the Actual Date of Delivery, at prices and within reasonable delivery times and on other reasonable conditions. In the event that the Contractor intends to cease to supply Equipment and Software for the WLL System, the Contractor shall inform The Purchaser thereof at least twelve
       (12) months in advance. The Contractor shall at the request of The Purchaser -without charge supply all drawings and other technical information and documents that will be required or of assistance in the provision, operation and maintenance of the WLL System. Equipment and Software purchased pursuant to this Subclause 10.13 shall be subject to the same warranties as set out in this Clause 10.

10.15  Title and Intellectual Property Rights
---------------------------------------------

       The Contractor warrants that Contractor will deliver to The Purchaser good title to all of the items falling within Contractor's Scope of Supply and each such item shall be free of any claim, encumbrance or lien whatsoever.

       For the technical life time of the WLL System the Contractor warrants in accordance with Clause 16 and furthermore that it shall not be necessary for The Purchaser to obtain any license or any similar grant under a patent or any other industrial or intellectual property right for the WLL System either from the Contractor or any other person in order to be able to interface the WLL System, with equipment of design, construction or makes other than the Contractor's or its subcontractors'.

       In the event of breach of this warranty the provisions of Clause 16 shall apply.

10.16  Exceptions from Warranties
---------------------------------

       The Contractor will have no liability or responsibility arising out of

           (c) (i) deviations from the requirements of this Contract that are caused by such damage to or loss of the WLL System as is accidental and occurs after the time when the risk of loss and damage has passed to The Purchaser;

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           (d) deviations from requirements of this Contract that are caused by
               The Purchaser or any other person for which the Contractor is not responsible, or any changes, repairs or replacements made by The Purchaser or said other person, provided that The Purchaser or such other person has acted contrary to instructions contained in manuals or other documentation provided by the Contractor under this Contract;

           (e) breaches of warranties of which The Purchaser has not notified the Contractor during the respective warranty period, or before thirty (30) days have elapsed after-the expiry of the said period provided, however, that this exemption from liability and responsibility shall not apply if the Contractor, or any of its representatives, nevertheless knew of the breach;

           (f) deviations from the requirements of this Contract that are caused by non-fulfilment of The Purchaser's undertakings of The Purchaser's Share of Responsibility

        Notwithstanding the foregoing of this Subclause 10.16 the Contractor shall be obliged to cure at the expense of The Purchaser also deviations from the requirements for which the Contractor has no liability or responsibility, if The Purchaser so requests.

10.17   Records of Events
-------------------------

        The Purchaser will during the warranty period in Subclause 10.1 keep records of events that might be of importance for determining the type of defect, the time of its occurrence, the notification and curing thereof etc. These records shall prevail unless proved to be inaccurate in any specific respect. The Purchaser shall keep the records available to the Contractor on request.

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                             Clause 11 - Delivery
                             --------------------

11.1   Equipment and Software

       11.1.1 Contractual Date of Delivery

                 The WLL System shall have been delivered and successfully tested according to Subclauses 9.4 on the date set out in the Time Schedule (Annex 18). The said date is in this Contract referred to as the Contractual Date of Delivery.

                 The schedule and quantities of material shown in Annex 18 is an estimate and is not a binding commitment by The Purchaser. The Purchaser considers this list to be the Tender's minimum delivery obligation.

11.1.2 Passing of Title

                 The title to as well as the risk of damage to and loss of the WLL System, for that part of the system in question, shall pass to The Purchaser on completion of a successful Site Acceptance test.

                 The Purchaser shall be responsible for the operation and maintenance of the WLL System from the date of Site Acceptance. This shall not limit or compromise any claim which The Purchaser may have against the Contractor under any warranty or other provision of the Contract. Prior to the Site Acceptance, The Purchaser's responsibility for the operation of the WLL System shall be confined to such responsibility as follows from The Purchaser's performance of the tests referred to in Clause 9.

11.1.3 Software

       11.1.3.1

       The Purchaser is granted a non-exclusive perpetual restricted royalty-free license to use the Software, but only in conjunction with The Purchaser's use and maintenance of WLL System in accordance with this Contract, and not otherwise.

          Use of this Software shall not include the right to copy, reproduce and modify the software.

          The Purchaser agrees that the Software provided to it by the Contractor under this Contract or any renewals, extensions, or expansions thereof, or in implementation of any of the foregoing, shall, as between the parties hereto, be treated as the exclusive property of the Contractor and as proprietary and a trade secret of Contractor. The Purchaser shall:

               (g) not provide or make the Software or any portions or aspects thereof available to any person except to its employees or agents on a "need to know" basis;

               (h) not modify the Software without the prior written consent of Contractor.

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          If Contractor modifies or changes the Software to permit additional features or services, such Software will at The Purchaser request be made available to The Purchaser on prices based on a predetermined methodology. In any case the Contractor shall provide all such features and services free of charge within the first twelve 12 months from the date of signing the Contract.

          Nothing in this Clause shall limit Contractor's warranties in Clause
          10.

          The Purchaser and any successor to The Purchaser's title to the WLL System shall have the right without further consent of Contractor to assign this license to any other party which acquires the WLL System, provided any such other party (either assignee or sublicensee) agrees in writing to abide by the terms and conditions of this license.

          Notwithstanding anything in this Contract to the contrary, it is understood that The Purchaser is receiving no title or ownership rights to such Software, which rights shall remain with Contractor.

     11.1.3.2
     As applicable and generally available to Contractor's customers, Contractor shall license to The Purchaser a copy of any diagnostic software utilized by Contractor with respect to the installation and maintenance services of the Software and System.

     11.1.3.3
     The Contractor shall offer and The Purchaser at its discretion may accept a new Software Release containing new facilities on a regular basis (at least once per year) for a period of ten (10) years after Actual Delivery Date of the Contractor's Scope of Supply. The new release shall indicate what modifications are required on implementation to the Software and hardware used by The Purchaser. In the event that The Purchaser chooses not to accept the installation of new Software Releases, the Contractor shall continue to support the Latest Version of Software including the correction of any faults or bugs.

     11.1.3.4
     During a period of five (5) years after acceptance of a version of Software, the Contractor shall provide without charge at The Purchaser's request, maintenance releases correcting software faults identified in the Latest Version by The Purchaser, or by the Contractor or by its other customers.

     11.1.3.5
     New releases and maintenance releases shall be subject to acceptance tests to be agreed upon by the parties.

     11.1.3.6
     Unless the parties have agreed otherwise in writing, new releases and maintenance releases shall not alter the applications or the uses to which the System or parts of the System can be put, whether or not in conjunction with existing files, and shall in all respects be compatible with the Latest Version of the Software. Software updates shall be backward compatible to existing hardware, features, and functionalities, unless mutually agreed otherwise.

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     11.1.3.7
     The Contractor shall fully disclose and supply and keep supplied in confidence to The Purchaser the Latest Version of all Documentation and the Software, with relevant information about their release status.

     11.1.3.8
     The Contractor shall ensure that the Documentation supplied to The Purchaser fully describes the Software accepted and licensed for the System under Clause 11.1.3.1 of this Contract. Documentation will fully describe new features, functionalities, errors corrected and new errors detected.

     11.1.3.9
     At the request of The Purchaser, the Contractor shall provide all necessary interfaces, interface specifications and standard protocols for systems or products provided by The Purchaser or other parties, including the physical components of such interfaces, and the proper functioning of these interfaces, and all relevant documentation.

     11.1.3.10
     If the System delivered by the Contractor fails to function properly in conjunction with a third party product in use by The Purchaser, the Contractor shall, at the request of The Purchaser consult with the relevant contractors and cooperate closely with them in tracing and repairing the cause of the malfunction.

     11.1.3.11
     In the event that third party Software supplied by the Contractor under this Contract becomes unavailable or essential modifications cannot be carried out for any reason whatsoever, the Contractor shall at no charge to The Purchaser, procure and supply to The Purchaser suitable alternative third party Software to enable the continued operation and Contractor's Scope of Supply ability of the System.

     11.1.3.12
     In the situations referred to in Sub-clause 11.1.3.11 The Purchaser shall have an unlimited license to use the Software and shall have the right to make modifications to the Software (or have them made) only for use with the System
     The obligations of The Purchaser under this Clause shall survive the termination of this Contract for any reason.

11.2 Turn-key Services
----------------------

     The turn-key services of the WLL System shall be done to the satisfaction of The Purchaser.

     No service or work by the Contractor may, without The Purchaser's written approval thereof, commence earlier than on the date of start of service set out in the Time Schedule. The scope of work regarding Turn-key services is set out in Annex 9.

11.3 Training
-------------

     The Contractor shall provide The Purchaser's personnel with the training required for the proper operation and maintenance of the WLL System. The scope of Contractor's undertaking in this respect, as well as the terms and other conditions applicable thereto are set out in Annex 10.

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11.4 Documentation
------------------

     The Contractor shall have provided The Purchaser with the Documentation set out in Annex 11 on or before the dates set out in the Time Schedule.

11.5 Spare Parts
----------------

     The Contractor shall have provided The Purchaser with the spare parts set out in Annex 12 on the dates set out in the Time Schedule.

11.6 Test Equipment
-------------------

     The Test Equipment set out in Annex 13 shall have been delivered at Premises on or before the dates set forth in the Time Schedule.

11.7 Marking
------------

     All Equipment, parts thereof, and spare parts shall be clearly and durably marked with the Contractor's code number and - if any - status revision which shall make it possible to identify all Equipment, parts thereof and spare parts for the purpose of warranty. The Contractor shall well in advance before dispatch of the Equipment or spare parts furnish The Purchaser with a packing list indicating the Contractor's code numbers applicable to the respective parts.

11.8 Packing
------------

     All Equipment and Spare parts shall be packed in a manner that is suitable for the transportation and for the storing in The Purchaser's premises.

11.9 Order Procedure
--------------------

     The deliveries shall be executed in accordance with the provisions stated in Annex 14. In order to state the extent of each delivery a suborder specification shall be sent to the Contractor as a firm order. The suborder specifications shall contain information regarding quantities of Equipment and Spare Parts to be delivered, delivery dates, delivery address and invoice address.

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       Clause 12 - Liquidated Damages in the Event of Delays in Delivery
       -----------------------------------------------------------------

12.1   General
--------------

The parties acknowledge that the Contractor's fulfillment of its undertakings set out in the Time Schedule (Annex 18) is of utmost importance to The Purchaser. The parties also acknowledge that delays will cause severe damage to The Purchaser and that such damage may, from a practical point of view, be difficult to quantify. In the event of delay, the parties agree that The Purchaser shall receive liquidated damages in accordance with the following provisions without The Purchaser being obligated to prove that it has suffered damage or to prove the amount of damage. The Purchaser's right to receive liquidated damages shall be without prejudice to any other right that it may have under this Contract or otherwise.

Any liquidated damages to which The Purchaser is entitled shall be paid by the Contractor upon demand and The Purchaser shall be entitled to wholly or partly set off liquidated damages against any amount that The Purchaser shall pay to the Contractor under this Contract.

12.1.1 Liquidated Damages for Delay
-----------------------------------

       Should the service start date of the System, or any material portion of the System be delayed for any reason except for events excepted under this Contract, where the delay is fully or substantially attributable to the fault of default of the Contractor (including its sub-contractors), Contractor shall pay liquidated damages equal to one percent (1%) of the value of that part of the network that The Purchaser is unable to use for each week or fraction of a week of delay beyond Actual Date of Delivery as specified in Annex 18. A grace period of two weeks shall be given before the first week of delay is counted. Upon the lapse of the second week of delay, however, the full delay shall be counted in computing the liquidated damages.

12.2   WLL System, Training, Documentation, Spare Parts and Test Instruments
----------------------------------------------------------------------------

       In the event that Contractor does not fulfil any of its undertakings with respect to WLL System, training, Documentation, spare parts or test instruments on the respective dates set out in the Time Schedule, the Contractor shall pay liquidated damages to The Purchaser for each whole day of delay amounting to (0.1%) of the respective Contract Price.

       Maximum liquidated damages according to these Clauses 12.1.1 and 12.2 shall in no case exceed ten per cent (10%) of the Total Contract Price.

12.3   Delays Caused by The Purchaser or Force Majeure Events
-------------------------------------------------------------

       The Purchaser shall not be entitled to liquidated damages according to the above provisions of this Clause 12 to the extent the delay in question is caused by failure solely on part of The Purchaser to fulfil any part of its Share of Responsibility or by a Force Majeure Event defined in Clause 17.

       In the event that The Purchaser delays in carrying out any of its undertakings under this Contract the Contractor shall nevertheless be obliged to fulfil its obligations within the time agreed on, to the extent that the fulfilment of The Purchaser's obligations is not necessary to enable the Contractor or its subcontractors and suppliers to fulfil their obligations. In the event that it can reasonably be assumed

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       that the Contractor will be delayed with respect to any of its undertakings under this Contract, The Purchaser shall have the right to postpone the performance of any of its undertakings to the extent such performance is not necessary to enable the Contractor to fulfil its obligations.

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                              Clause 13 - Prices
                              ------------------

     13.1 The Contract Prices given shall be fixed until 18th August 2002 and shall include obligations of Contractor hereunder. The Contract Prices for the WLL System and work and services to be provided by the Contractor under this Contract shall be the prices set out in Annex 5. The prices represent
                                                  -------
     the Contract Prices for the respective items and the sum of all the Contract Prices constitutes the total price of the Contractor's Scope of Supply. This total price is called the Total Contract Price.
                                            --------------------

     13.2 The prices shall be CIP Colombo.

     13.3 Change of any law relating to the Contract items, except those affecting the customs duties, import taxes, VAT, shall not affect the price of these items.

     13.5 All sums of money stated or referred to in this Contract are exclusive of VAT. The Purchaser shall only pay VAT, if applicable in Sri Lanka.

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                             Clause 14 - Payments
                             --------------------

14.1 General
------------

     The Purchaser shall pay to the Contractor the Contract Prices referred to in Clause 13 above in accordance with the following provisions. The terms of payments are as follows:

     Phase One - Infrastructure, Network Management, Subscriber Terminals required for Acceptance Testing, and Services
     .    20% on signing of the contract
     .    5% on Site Acceptance for the completion of each site (9 Sites)
     .    30% on Actual date of Delivery (System Acceptance)
     .    5% 6 months after the Actual date of Delivery

     Phase Two - Subscriber Terminals for Commercial Service

     .    20% on signing of the contract
     .    40% on delivery of equipment
     .    40% 90 days after delivery of equipment

     Phase Three - Subscriber Terminals for Commercial Service

     .    20% on signing of the contract
     .    40% on delivery of equipment
     .    40% 90 days after delivery of equipment

     Phase Four - Subscriber Terminals for Commercial Service

     .    20% on signing of the contract
     .    40% on delivery of equipment
     .    40% 90 days after delivery of equipment

A bridge finance option will be provided to Suntel for all payments beyond the Contract signature payment (20%) for 1999. This option will allow Suntel to remit only the interest due (as defined in Clause 14.5) on the first day of the month following the date of payment due for all outstanding payments. The payment of the principle will be due on January 5th, 2000 for all payments covered through bridge financing.

14.2 Terms and Conditions
-------------------------

Orders shall be placed through a single "purchase order" issued by buyer.

14.3 Bank Guarantee
-------------------

The Contractor is required to put up a Bank Guarantee equal in Value to all payments made before Systems Acceptance

14.4 Invoicing
--------------

     Payment shall be effected by The Purchaser's receipt of the Contractor's invoice in triplicate for the amount in question that The Purchaser will approve of, provided, however, that The Purchaser shall not be obliged to make any payment earlier than

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     the date following from sub-clause 14.1 above. Any value added tax, or other taxes to which Contractor is subject to within Sri Lanka and which shall be paid by The Purchaser under this Contract shall be invoiced as a separate item.

     Invoice address:

     Attn:  Accounts Payable
     Airspan Communications Limited
     Oxford Road, Uxbridge
     Middlesex
     United Kingdom

14.5 Interest
-------------

     The rate per annum of the interest referred to in Subclause 26.4 shall be defined during negotiations.

14.6 Keeping Records
--------------------

          14.6.5 For all items specified. in this Contract, the Contractor shall keep and maintain such books, records, vouchers and accounts with respect to its billing of chase items to The Purchaser for ten (10) years tram the date of Final Acceptance.

          14.6.6 For any item quoted can a cost incurred basis, the Contractor shall keep and maintain such books, records. vouchers and accounts of all costs with respect to the engineering provision and installation of facilities of the System for ten (10) years from the date of fulfillment of a11 Contractor's Scope of Supply obligations.

          14.6.7 The Contractor shall obtain from his Subcontractors such supporting rewords for other than the cost of feed cost items, subject to the conditions of Sub-Clause 14.6.2, as flay be reasonably required, and shall maintain such records for a period of ten (10) years from the date of fulfillment of all costs required to be kept, maintained and obtained pursuant to this Clause.

          14.6.8 The Contractor shall afford the Purchaser the right to review the said books, records, vouchers and accounts of all costs required to be kept, maintained and obtained pursuant to this Clause.

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             Clause 15 - Liability for Accidents, Damage and Loss
             ----------------------------------------------------

15.1 Liability Regarding Before Passing of Risk
-----------------------------------------------

     Without prejudice to provision of Clause 5 any damage to the WLL System or Documentation supplied or to be supplied by the Contractor occurring before the relevant time according to Clause 11 when the risk of damage to or loss of the WLL System and Documentation passes to The Purchaser shall be remedied by the Contractor at its own expense, provided that the damage or loss has not been caused by negligent act or omission by The Purchaser or anybody employed by The Purchaser (other than the Contractor or its Subcontractors). If the damage or loss has been so caused by The Purchaser the Contractor shall nevertheless, if The Purchaser so request, remedy the damage and loss, at the expense of The Purchaser at a reasonable price to be agreed between the Contractor and The Purchaser.

15.2 Other Indemnification
--------------------------

     The Contractor shall indemnify and hold The Purchaser and its officers, servants and employees harmless from any loss, damage, liability or expense on account of damage to property and injury, including death, to all persons, including but not limited to employees of the Contractor, arising out of or resulting from any act or omission of the Contractor, its Subcontractors, or anybody employed by the Contractor or its Subcontractors, or anybody else for which the Contractor or its Subcontractors is responsible. With respect to the Contractor's Scope of Supply this Subclause 15.2 shall apply only after the risk of damage or loss has passed to The Purchaser; until that time Subclause 15.1 shall prevail.

15.3 Fraud or Gross Misconduct
------------------------------

     Without prejudice to any further responsibilities or liabilities of the Contractor under law, if the Contractor, or any of its Subcontractors, or anybody employed by the Contractor or its Subcontractors, or anybody else for which the Contractor or its Subcontractors is responsible, has been guilty of fraud, actions against good faith, or "Gross Misconduct" the Contractor shall - notwithstanding any provision of this Contract to the contrary - be liable for any loss or damage (whether direct, indirect, incidental or consequential) suffered by as a result thereof, whether it be defects (as defined in Clause 10) in, damage to, or loss of the Contractor's Scope of Supply, or injuries to persons, or any other breach of this Contract.

     Contractor's liability for the said defects shall extend also to defects which have not appeared prior to the expiration of the warranty period in question and to defects which have not for any other reason been notified by The Purchaser in accordance with the provisions of Clause 10. "Gross Misconduct" means any act or omission implying neglect to take into consideration such serious effects as a careful Contractor normally would have been able to foresee, or a deliberate disregard of the consequences of such an act or omission.

15.4 Limitation of The Purchaser's Liability
--------------------------------------------

     The Purchaser shall not be liable for any damage to or loss of the WLL System and documentation, save as to the extent provided for in Subclause 15.1.

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     The Purchaser shall not be liable for any direct, indirect, incidental or consequential damage or loss, including loss of income or loss of profit, suffered by the Contractor or its subcontractors as a result of such a damage, loss or breach or as a result of any breach by The Purchaser of this Contract, unless expressly otherwise provided for in this Contract.

15.5 Obligations to Limit Damages and Loss
------------------------------------------

     The party suffering loss or damage shall always be obliged to take all reasonable measures to mitigate the damage or loss occurred.

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                  Clause 16 - Patents and Other Intellectual
                        and Industrial Property Rights
                        ------------------------------

The Contractor undertakes to fully indemnify and hold The Purchaser, its officers, employees, representatives and customers harmless from and fully indemnify them for any and all cost expenses, damages and liabilities therefore against any claim for an infringement or alleged infringement of any intellectual property right relating to use of the Equipment and Software delivered under this Contract.

In particular the Contractor undertakes to defend at its own expense any claim, suit or proceeding based upon any claim that the Contractor's Scope of Supply, or the use or maintenance thereof infringes any licence or any right of a third person to patent, copyright, design or any intellectual or industrial property rights or application therefore, as well as to hold The Purchaser, its officers, employees, and representatives harmless from and fully indemnify them for any and all costs, expenses, damages and liabilities therefor. In the event that the WLL System or the use of the WLL System or documentation would be held in a suit to constitute infringement and its further use would be enjoined, the Contractor will promptly at its own expense either

(iii)     procure for The Purchaser the right to continue the use, or
(iv) replace or modify the WLL System, or Documentation, so that it becomes non-infringing while staying fully compliant with the Specifications. Any such replacement or modification shall, however, be approved of by The Purchaser in advance, which approval shall not be unreasonably withheld. The Purchaser shall without delay inform the Contractor of any claim that has come to the notice of The Purchaser and shall proceed in dealing with such claims in agreement with the Contractor.

The Purchaser shall be at all times kept informed by Contractor of the institution or assertion of any IPR claims or proceedings and shall without prejudice to its rights be entitled but not obligated to participate in such claims, suits or proceedings.

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                                      75

                           Clause 17 - Force Majeure
                           -------------------------

Should Force Majeure Event occur after the signing of this Contract which prevents the performance of any obligation of either party on the date or dates provided for in this Contract, the performance of the obligation may be postponed for such time, on a day by day basis, as the performance necessarily has had to be delayed on account thereof, it being understood that such postponement shall not be deemed a change of the Time Schedule or of any day defined by reference to the Time Schedule.

The term of Force Majeure Event shall mean events such as war or warlike hostilities, mobilisation or general military call-up, acts of Government including refusal issue of required export licenses (but shall exclude failure to obtain security clearance for own employees), civil war, revolution, rebellion, insurrection or riots, sabotage and any strike or labour action and other circumstances of a similar exceptional character and farreaching influence, provided that any such event is beyond the control of the party, its subcontractors and suppliers. It is expressly understood that no circumstance shall be considered Force Majeure Event which the party or the subcontractor or the supplier invoking the event of Force Majeure reasonably ought to have taken into account at the date of signing of this Contract.

Immediately upon becoming aware of the commencement of any Force Majeure Event causing a delay, and immediately upon becoming aware of the termination of such an event of Force Majeure, the party desiring to invoke it as cause for postponement shall advise the other party of the said event, failing which its right to demand an extension of the time of performance shall be definitely barred. To avail itself of the right to invoke any Force Majeure Event as a cause for postponement the party shall also as soon as practicable after the termination of the event submit to the other party reasonable proof of the nature of such Force Majeure Event and its effect upon the performance timetable. Each parties shall make all reasonable efforts to reduce to a minimum and mitigate the effect of any delay occasioned by a Force Majeure Event. The obligation of Contractor in this respect shall particularly include the repairing or causing the repair of such damage as may have been done to its or its subcontractor's manufacturing facilities or to Contractor's Scope of Supply.

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                                      76

                          Clause 18 - Optional Orders
                          ---------------------------
18.1 WLL System
---------------

The Purchaser shall during a period of time commencing on the date of signing of this Contract by both parties up to 3 years or the end of year 2002 (whichever the latest) have the right (but not the obligation) to order on fair and reasonable terms from the Contractor Equipment, Software, Spare Parts, Documentation and Services set out in Annexes 7, 8, 9, 10, 11, 12 and 13.

18.2 Other Terms and Conditions
-------------------------------

In addition to the terms and conditions referred to in Subclauses 18.1 - 18.3 (inclusive) the provisions contained in this Contract including the Annexes thereto (as amended by the parties subsequent to the conclusion of this Contract) shall apply between the parties.

18.3 Exercise of Option

The options referred to in this Clause 18 shall be exercised by a written numbered order to the Contractor signed by one or more authorised officers or representatives of The Purchaser. Such order shall be lodged with the Contractor not later than on the date referred in Subclause 18.1 and shall be accompanied by a proposed time schedule.

It is incumbent upon Contractor to acknowledge receipt of the order not later than thirty (30) days thereafter.

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                                      77

                      Clause 19 - Network and Maintenance
                      -----------------------------------

The Contractor undertakes to supply to The Purchaser, Network and Maintenance of the WLL System in accordance with the prices and conditions set out in Annex 21 during a period of five (5) years from expiry of the warranty period.

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                                      78

                             CLAUSE 20 - Non Waiver
                             ----------------------

The failure of either party to insist upon strict adherence to any term or condition of this Contract on any occasion shall not be considered a waiver of any right thereafter to insist upon strict adherence to that term or condition or any other term or condition of this Contract.

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                                      79

                              Clause 21 - Language
                              --------------------

All manuals, other documentation and training to be provided by Contractor under this Contract as well as all notices and other communications between the parties hereunder shall be in English unless the parties in any specific case agree otherwise.

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                                      80

                      Clause 22 - The Purchaser's Approval
                      ------------------------------------

To the extent provided in the Contract, the Specifications, design, calculations, construction, materials and technical arrangements used in the WLL System may be subject to The Purchaser's approval. No such approval shall affect the Contractor's obligations hereunder or at any time limit The Purchaser's right to demand that the Contractor's Scope of Supply in all respects shall satisfy the Specifications and other requirements of the Contract.

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                                      81

                      Clause 23 - Compliance with the Law
                      -----------------------------------

The Contractor and its subcontractors shall abide by all applicable laws, regulations and ordinances of the Country of Sweden and shall obtain from competent authorities all necessary permits, licenses, and authorisations required to complete the Contractor's Scope of Supply. The Contractor and its Subcontractors shall establish such standards and procedures on the Premises as are necessary to comply with regulations governing employment with special reference to safety regulations issued from time to time by any competent authority in Sri Lanka or by The Purchaser. If it comes to the knowledge of The Purchaser that any such regulations are not being observed, it shall immediately inform the Contractor and, in such event, The Purchaser shall be entitled to refuse admission to the Premises of any person who is responsible for such contravention. Before commencing installation, the Contractor shall give The Purchaser a full description of those risks or dangerous procedures which may be, respectively, encountered or utilised in the course of installation.

If and to the extent requested to do so, The Purchaser will assist the Contractor in obtaining the required information of any such laws, regulations and ordinances, including safety regulations, as are referred to in this Clause
23. It is recognised by the parties that the presence on the Premises of any of the Contractor's or its subcontractor's personnel might require the approval of The Purchaser or any other authority and that such personnel might also be required to undertake an obligation to observe secrecy with respect to information received or obtained when present on the Premises and to sign documents to such an effect.

The Purchaser shall not be responsible for any acts, default or unsatisfactory performance, neglect or omissions of the Contractor that violate the laws, statutes, orders, rules, decrees, or regulations of any jurisdiction in which the Contractor's Scope of Supply obligations are carried out.

In any event, if any third party should nevertheless make a direct claim against The Purchaser because of such act, default, unsatisfactory performance or omission of Contractor, The Purchaser shall notify the Contractor as soon as possible, and the Contractor shall be entitled to undertake and manage any legal proceedings involving the Contractor. The Contractor shall upon the request of The Purchaser assist The Purchaser in defending themselves against such claim and indemnify and hold The Purchaser harmless against any and all costs, charges, expenses, compensations and other payments made by The Purchaser in respect of such third party claim.

The Contractor shall be deemed to have satisfied itself that it has obtained all necessary information with respect to the Contractor's Scope of Supply and the Contract including but not limited to the matters such as: (i) fees, pilotage and any dues payable to port authorities, (ii) conditions affecting labour including Contractor's Scope of Supply permits, and (iii) rules and regulations of governments and/or port authorities.

The Contractor shall be deemed to have fully examined and independently verified all documents and drawings, specifications, schedules, terms and conditions of the Order, regulations and other information in relation to the Contract and to have fully understood and satisfied himself as to all information which is relevant as to the risks whether political or otherwise, contingencies, costs, and other circumstances which could affect the Contract. The Purchaser, its servants, and agents shall have no liability in law or equity or in Contract or in tort or pertinent to any other cause of action with respect to any such information, risks, contingencies or other circumstances.

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                                      82

     Clause 24 - Assignment and Sub-contracted Contractor's Scope of Supply
     ----------------------------------------------------------------------

The Purchaser may assign this Contract or any of its rights or obligations hereunder to any corporation being the successor of The Purchaser.

24.1 The Contractor may also, without prior written consent of The Purchaser, assign a contract, sub-contract, or any significant part of the Contractor's Scope of Supply/. In any event, the Contractor shall not be relieved from responsibility under this Contract for such parts of the Contractor's Scope of Supply that are sub-contracted, and the Contractor shall be responsible and liable for the acts, defaults or unsatisfactory performance of any Subcontractor or its employees, servants and agents, as fully as if they were the acts or defaults of the Contractor or of the Contractor's employees, servants and agents.

24.2 The Contractor shall ensure that any sub-contracts entered into by the Contractor shall contain such provisions of this Contract as should be made applicable to such sub-contracts.

24.3 Any assignment, mortgage, charge, encumbrance or sub-contract in contravention of this Clause shall, as against The Purchaser, be void and of no effect.

24.4 The Contractor shall protect, defend, indemnify and keep indemnified The Purchaser against all claims, demands, actions, suits, proceedings, writs, judgements, orders, decrees, damages, losses and expenses suffered or incurred by The Purchaser arising out of or related to any assignment, mortgage, charge, encumbrance or sub-contract, whether permitted or not.

24.5 The assignment of any part of the Contractor's Scope of Supply to any Subcontractors will be performed according to the Contract and will not affect the Contractor's Scope of Supply.

24.6 The Parties agree that no contractual relationship is created between The Purchaser and any of the Contractors Subcontractors, suppliers or agents. The Contractor shall indemnify The Purchaser for any expenses or damages caused to The Purchaser as a result of any claim or demand against The Purchaser by any Subcontractor, supplier or agent.

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                                      83

                            CLAUSE 25 - Termination
                            -----------------------

This Contract, or any individual order under this Contract, may be terminated at any time by written notice from The Purchaser. Such notice shall specify the effective date of termination and the actions to be taken by the Contractor in connection with the termination. If such termination is not due to the Contractor's failure to fulfil his obligations, which would entitle The Purchaser to cancel the Contract, or any part of it, The Purchaser shall pay a proportional price for all work in progress, equipment on order for the Purchaser, equipment that has been manufactured for the Purchaser and resides in finished goods, work performed, for material, administration, and profit on the amount of work performed under the Contract, and refund any other direct cost incurred due the termination, deducting amounts previously paid. The title to the work performed under this Contract prior to the termination shall vest in The Purchaser upon payment of the proportional price.

The compensation to be paid to the Contractor under this Clause shall be tried to be determined by negotiations, however, the amount shall under no circumstances exceed the Contract Price.

In case of termination, the Contractor shall make every effort to reduce the costs incurred.

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                                      84

                             Clause 26 Cancellation
                             ----------------------

26.1 General
---- -------

     Without prejudice to any other rights or remedies The Purchaser may have, The Purchaser may cancel this Contract according to the following provisions. The Purchaser may also cancel an order under this Contract, without thereby cancelling any part of this Contract, according to the same provisions.


26.2 Cancellation Due to the Contractor
---- ----------------------------------

The Purchaser may cancel this Contract, in its entirety or with respect to any portion thereof or an order under the Contract, with immediate effect by written notice to that effect:

(v)       Insolvency etc.
          --------------

          if Contractor has become voluntarily or involuntarily declared bankrupt or otherwise is insolvent or has entered into liquidation or has enter into composition proceedings with its creditors or if the Contractor has taken any action in furtherance of any such proceedings or has disposed or contemplates to dispose of all or the major part of its assets;

(ii)      Material breach of Contract
          ---------------------------

          if the Contractor commits a material breach of any of its obligations under this Contract other than delay in the performance of its undertaking referred to in (iii) below and fails to cure such breach within thirty (30) days after having received The Purchaser's notice thereof;

(vi)      Delays
          ------

          if due to any circumstance for which the Contractor or any of its subcontractors or suppliers are responsible the Actual Date of Delivery is delayed for more than an aggregate period of ninety (90) days;

(vii)     Non-compliance with the requirements
          ------------------------------------

          if the Contractor's Scope of Supply in any important respect does not meet the requirements set out in this Contract and the Contractor has not cured the defect within the times specified in the Contract, or, if no specification is made, within a reasonable time, such reasonable time not to exceed thirty (30) days and fails to cure the defect within an additional reasonable period of time, not exceeding sixty
          (60) days unless otherwise agreed by The Purchaser, from receipt of The Purchaser's notice to that effect as has been fixed by The Purchaser in said notice.

26.3      Cancellation With Reference to Force Majeure etc.
          ------------------------------------------------

          The Purchaser may cancel this Contract with immediate effect by written notice if any Force Majeure Event according to Clause 17 (whether preventing the Contractor or The Purchaser) causes the Actual Date of Delivery to be delayed or can reasonably be anticipated to be delayed for more than two hundred and twenty (150) days. The Purchaser shall exercise its right to cancel the Contract according to this Subclause 26.3 not later than sixty (60) days after having received the Contractor's notice of the of the Force Majeure Event in question.


26.4      Consequences of Cancellation According to 26.2
          ----------------------------------------------

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                                      85

     In the event that The Purchaser cancels the Contract according to any of the provisions of Subclause 26.2 the Contractor shall immediately upon The Purchaser's demand refund to The Purchaser all amounts paid by The Purchaser under this Contract prior to the effective date of the cancellation plus interest on the said amounts from the respective dates of The Purchaser's payment up to the date of refundment (all dates inclusive) at the rate set out in Subclause 14.5. The Purchaser shall make available to the Contractor for restitution, dismantling and removal at the Contractor's own risk and expense what the Contractor may have delivered to The Purchaser under this Contract. This Contract shall cease to have any force or effect except that Contractor shall hold The Purchaser harmless in respect of all direct costs loss and damage suffered by The Purchaser on account of such a cancellation, including without limitation The Purchaser's total costs for completing all the Contractor's undertakings, whether performed by The Purchaser itself or other contractors engaged by The Purchaser for the purpose, to the extent these costs plus any compensation to the Contractor as set forth below in this Subclause 26.4 exceed the Total Contract Price according to this Contract. The Purchaser shall make all reasonable efforts to mitigate such loss, damage and costs.


     In the event that The Purchaser decides to complete the WLL System or parts thereof either itself or by engaging other contractors, The Purchaser shall have the right to acquire - against compensation and on terms and conditions with respect to warranties and other matters that are reasonable in the circumstances - such Equipment, Software, Documentation, services and other items within the Contractor's Scope of Supply as well as the Contractor's rights under subcontracts and supply agreements as can be used for the completion, operation and maintenance of the WLL System.

26.5 Consequences of Cancellation According to 26.3
     ----------------------------------------------

     In the event that The Purchaser cancels the Contract pursuant to Subclause
     26.3 the Contract shall cease to have any force or effect and the Contractor shall immediately upon The Purchaser's demand refund to The Purchaser all amounts paid by The Purchaser under this Contract. The Purchaser shall make available to the Contractor for restitution, dismantling and removal at the Contractor's own risk and expense what the Contractor has delivered to The Purchaser under this Contract prior to the effective date of the cancellation.


     In the event that The Purchaser decides to complete the WLL System or parts thereof either itself or by engaging other contractors, The Purchaser shall have the right to acquire against a compensation and on terms and conditions with respect to warranties and other matters that are reasonable in the circumstances - such Equipment, Software, documentation, services and other items within the Contractor's Scope of Supply as can be used for the completion, operation and maintenance of the WLL System.

     The Purchaser may require the Contractor to promptly remove at its own expense any and all of Equipment, or parts thereof, that may have been delivered to or installed and not acquired by The Purchaser.

26.6 Ownership to Equipment etc.
     ---------------------------

     The ownership to such Equipment, Software, materials, Documentation and work within the Contractor's Scope of Supply for which the Contractor is entitled to compensation according to Subclauses 26.4 or 26.5 shall immediately upon the

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                                      86

     cancellation pass to or notwithstanding the cancellation rest with The Purchaser, as the case may be. The Purchaser shall be free to use the same without incurring any liability to the Contractor or any third party. It is agreed that The Purchaser may exercise its rights to cancel the Contract, or an order under the Contract notwithstanding whether Equipment, Software, documentation and work installed, delivered, and performed by the Contractor can be restituted in substantially the same condition as delivered by the Contractor. In the event of cancellation pursuant to Subclause 26.2, Equipment, Software and Documentation of which the value has decreased due to negligence on part of The Purchaser or anybody for which The Purchaser is responsible shall be acquired by The Purchaser according to provisions agreed upon by the parties.


26.7 Survival of Clauses
     -------------------

     The provisions of Subclause 11.1.3 and Clause 16, to the extent applicable, and of Clause 29, 30 and 31 shall survive the cancellation or termination of this Contract.

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                                      87

          Clause 27 - Entire Agreement. Modifications of the Contract
          -----------------------------------------------------------

The parties state that with respect to the subject matter hereof this Contract Document and the Annexes, thereto, which form an integral part of the Contract, constitute the sole and exclusive understanding of the parties in respect of the subject matter hereof and supersede all prior agreements, arrangements or understandings relating to the subject matter, including any bid, tender, quotation, offer or proposal, general sales conditions or terms or provisions that the Contractor has submitted.

No change or modification of this Contract may be made except in writing and executed by the respective duly authorised representatives of each of the parties hereto.

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                                      88

                         Clause 28 - Order of Priority
                         -----------------------------

In the event of any discrepancy between any data, stipulation or provision given in any of the Clauses of this main Contract Document, on the one hand, and data, stipulation or provision given in any of the Annexes, on the other hand, the data, stipulation or provision contained in a Clause of this Contract Document shall prevail. In the event of any discrepancy between the Technical Specifications and the Product Description the Technical Specification shall prevail over the Product Description, except to such an extent as the Product Description is more advantageous to The Purchaser, in which latter case the Product Description shall prevail.

To the extent the Technical Specifications or the Product Description contains something that is not dealt with in any provisions of the Clauses of this Contract Document, the Technical Specifications and the Product Description, as the case may be, shall prevail notwithstanding the foregoing.

To the extent the Technical Specifications or the Product Description contains anything that is not dealt with in the other of them, the one containing the data, stipulation, provision or whatever might be concerned shall prevail over the other.

The Purchaser shall have the right to decide what document, data, stipulation or provision that shall prevail if such a decision is notified to the Contractor well in advance of the commencement of the manufacturing process in question.

In the event that the Contractor and The Purchaser have different opinions as to the interpretation of the Specifications, the opinion of The Purchaser shall always prevail, notwithstanding the foregoing, provided that The Purchaser's opinion is not unreasonable. The Contractor shall as soon as possible inform The Purchaser of any inconsistency, ambiguity or incompletion found in the Specifications.

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                                      89

                           Clause 29 - Applicable Law
                           --------------------------

This Contract shall be governed by and construed in accordance with the law of Sweden.


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                                      90

                           Clause 30 Confidentiality
                           -------------------------

Each party (as "Receiving party" hereunder) shall keep in confidence, with the same degree of care as used for its own confidential information, any information which is disclosed to it by the other party (as "Disclosing party" hereunder) in writing or other tangible form and clearly marked or identified in writing as "confidential" or by similar legend, for a period of three years from the date of first disclosure to the receiving party hereunder of such information, except that the foregoing obligations shall not apply or cease to apply, to any information which:

(i) is publicly known at the time of disclosure or becomes thereafter publicly available through no fault of the receiving party;

(ii) was already known to the receiving party free from confidentiality restrictions, prior to receiving it from the disclosing party;

(iii) is disclosed to the receiving party by any third party without confidentiality restrictions;

(iv)  is independently developed by the receiving party;

(v) is necessary to disclose to any lawful authorities for obtaining any type approval of the hardware/software goods covered hereunder;

(vi) is inherently disclosed or is necessary to be disclosed by The Purchaser by or for the proper installation, operation, use, maintenance and/or repair of the goods procured hereunder or the provisions of services thereby.


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                                      91

                            Clause 31 - Arbitration
                            -----------------------

31.1 The Contractor and The Purchaser shall endeavour to settle any difference of opinion which may arise during the execution of this Contract in an amicable manner.

31.2 Any difference of opinion concerning any matters under this Contract shall bereferred for resolution by arbitration to an expert sitting as a single arbitrator to be agreed upon by the parties hereunder or failing such Contract to a single arbitrator to be named by the President of the [], upon the request of any party to this Contract. Arbitration proceedings shall take place in Stockholm Upon the request of any party the arbitration shall be in English. The arbitrator from time to time acting hereunder shall have all the powers conferred on arbitrators by the [ ] Arbitration Law 1968 or any statutory modification thereof for the time being in force. Judgment upon any award rendered by the arbitrator may be entered in any court in Sweden having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The arbitrator shall not be bound by the rules of evidence and procedure, but shall be bound by the substantive law of the Sweden and shall be obliged to disclose the reason for his award.

31.3 The fact that a dispute is brought before a court or before a duly appointed expert does not release the Contractor from its obligations to fulfil its commitments as provided by this Contract.


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                                      92

                              Clause 32 - Notices
                              -------------------

Any and all notices or information other than information or proposal of pure technical nature shall be given by any party by prepaid mail or by fax or hand delivery to the other party at the following address:

If to The Purchaser

Jan Campbell, 110 Sir James Peiris Mawatha, Colombo, Sri Lanka

If to Contractor

Steve Mallinson, Cambridge House, Oxford Road, Uxbridge, UK.

Notices, information or proposals of pure a technical nature shall be forwarded to the following address:

If to The Purchaser

Mahinda Ramasundera, 110 Sir James Peiris Mawatha, Colombo, Sri Lanka

If to Contractor

Paul Senior, Cambridge House, Oxford Road, Uxbridge, UK.

The aforementioned addresses of either party may be changed at any time by giving fifteen (15) days prior notice to the other party in accordance with the foregoing. Either party may also by fifteen (15) days prior notice to the other party give further specification as to which address notice, information or proposals of various nature shall be forwarded.


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                                      93

                            Clause 33 - Support Bond
                            ------------------------

In addition to the other clauses within this Contract, The Contractor agrees to placing of a Support Bond.

The Guarantor for this bond shall be as follows:

Lloyd Bank Plc.
Guarantees, International Services Centre
P.O. Box 63
Two Brindley Place, Birmingham
B1 2AB
United Kingdom

The following wording will be used:

The Guarantor hereby issues an irrevocable Guarantee No. ______ in the following terms:

The Beneficiary shall the Purchaser known as Suntel Private Ltd.

The Principal shall be the Contractor, known as Airspan Communication Limited.

Failure of the Contractor's performance obligations in respect of the supply of equipment for Telecommunications Network Infractructure under Contract for Purchase Order No. LP/0442/99 dated April 26, 1999 due to the end of its activities, due to its winding up, appointment of receiver(s) or entering into a company voluntary arrangement, or closure of the product line used within this supply of the contract.

The Support Bond shall be posed within 1 month after The Contractor receives the principal and interest payment from milestones through System Acceptance (Actual Date of Delivery) and receipt by The Contractor of all and any other associated payments for deliveries covered under the bridging phase.

The Support Bond shall have value equal to 60% of contract value in the first year after the Actual date of Delivery (Phase 1), 50% of contract value in the second year after the Actual date of Delivery (Phase 1), and 40% of contract value in the third year after the Actual date of Delivery (Phase 1).


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                                      94

                          Clause 34 - Contract Period
                          ---------------------------

This Contract comes into force when signed by both parties and shall remain in force as long as any of the parties has any obligation under the Contract to fulfil.

This Contract has been made in duplicate and each of the parties has taken one copy.


Place: LONDON                                  Place: COLOMBO

Date:                                          Date:

Eric Stonestrom                                J. Campbell
Managing Director                              Managing Director
Airspan Communications Limited                 Suntel (Private) Ltd.

The Contractor                                 The Purchaser

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                          [AIRSPAN LOGO APPEARS HERE]

                             Wireless Fixed Access
                               System Description

This is the unpublished work, the copyright of which vests in Airspan Communications Corporation. All Rights Reserved The information contained herein is the property of Airspan Communication Corporation and is supplied without liability for errors or omissions. No part may be reproduced or used except by contract or other permission. The copyright and the foregoing restriction on reproduction and use extend to all media in which the information may be embodied.


Date:      December 1998
Version:   1.21A

1.  TABLE OF CONTENTS

1.  TABLE OF CONTENTS......................  2

2.  EXECUTIVE SUMMARY......................  2

3.  WIRELESS LOCAL LOOP (WLL) OVERVIEW.....  2
    3.1.  "Wireless Fixed Access"..........  2
    3.2.  "Fixed Cellular".................  2
    3.3.  "Wireless Drop"..................  2
    3.4.  "Microwave Point to Multipoint"..  2
    3.5.  "Microwave Point to Point".......  2

4.  WIRELESS FIXED ACCESS..................  2
    4.1.  System Overview..................  2
    4.2.  Conformance to Standards.........  2
    4.3.  System Interfaces................  2
    4.4.  Equipment Overview...............  2
    4.5.  The Management Systems...........  2

5.  SYSTEM AIR INTERFACE...................  2
    5.1.  CDMA Technology..................  2
    5.2.  Air-Interface Structure..........  2
    5.3.  Frequency Ranges Supported.......  2
    5.4.  Radio Link Budget................  2
    5.5.  Cell Planning Criteria...........  2

6.  SERVICES SUPPORTED.....................  2
    6.1.  Wireline-equivalent services.....  2
    6.2.  Data services support............  2
    6.3.  Access to the Internet...........  2
    6.4.  High bandwidth transmission......  2
    6.5.  Speech Coding....................  2
    6.6.  System Security..................  2

7.  SYSTEM CAPACITY........................  2
    7.1.  Radio (RF) Channel Capacity......  2
    7.2.  Infrastructure Capacity
            - Demand Assigned System.......  2
    7.3.  System Capacity Limits...........  2

8.  EQUIPMENT DETAILS.....................  2
    8.1.  Infrastructure..................  2
    8.2.  Power Requirements..............  2
    8.3.  Antenna configurations..........  2
    8.4.  Installation and Commissioning..  2
    8.5.  Subscriber (ST) Equipment.......  2

9.  RF AND DEPLOYMENT PLANNING............  2

APPENDIX A: VOCABULARY/L1.................  2

APPENDIX B: RF CHANNEL PLANS/L1...........  2

2.  EXECUTIVE SUMMARY

This document describes Airspan Communications Corporation (ACC)'s Wireless Fixed Access(WFA) systems. These systems meet the requirements of network operators who wish to offer "copper equivalent" services via radio.

Airspan's systems  were created to:

 .   Support a complete range of telecommunication services including telephony,
    Group 3 and Group 4 facsimile, payphone, data modems, high speed leased line data, Internet Access and basic rate ISDN.

 .   Be economical to deploy in urban, suburban and rural areas.

 .   Have capacity that can be easily expanded as the customer base grows.

 .   Minimize initial capital outlay.

 .   Operate in a Point-to-Multipoint system configuration.

 .   Conform to the ETSI standards EN 301 055 and 301 124 for CDMA Point-to-
    Multipoint systems in the 1-3GHz and 3-11GHz bands.

Airspan's systems are best described as a "flexible access tool" for network operators to provide a variety of services to their end-user customers. Significantly, they are able to provide services that are the same quality and performance as wireline services, by supporting a transparent connection to the operator's network. The combination of voice coding at either 64kbit/s PCM or 32kbit/s ADPCM, Bit Error Rates (BER) of 1 x 10-7 and low delay (typically
{less than}10ms) ensure that advanced telephony services, including G3 facsimile and high speed data modems (up to 56kbit/s) for Internet applications are fully supported. They are also the only fixed WLL systems to fully support basic rate ISDN service in the 2B + D channel format.

Airspan's systems support numerous applications within both existing and new telecommunications networks, and has been deployed in both developed and developing country environments. For example:

 .   In developing countries to reduce the waiting list for telephony services, in residential, business and payphone applications. This enables rapid deployment of a low cost / high value telephony infrastructure that typically exceeds the quality and performance of existing copper access networks.

 .   In developed countries as a "copper alternative", to modernize the access networks, reduce operating costs and thus reduce the cost of universal service provision.

 .   In both developed and developing countries to provide a "local loop bypass", allowing a new operator to provide wireless based services at a quality normally only available with wireline networks. Additionally the system is cost effective and quick to deploy compared with traditional copper access networks.

 .   In private networks to provide a range of telephony and leased line data services supported by transmission rates of N x 64kbit/s (N = 1 to 6).

3.  WIRELESS LOCAL LOOP (WLL) OVERVIEW

"Wireless Local Loop" (WLL) is a loose term used to describe the application of radio technology in the local access network, as an alternative to traditional copper pairs between the local exchange and subscribers' premises. However, like most generic terms, WLL covers a very broad spectrum of solutions. Numerous architectures exist, each described as WLL, and each significantly different to the other.

All Wireless Local Loop solutions are designed as an alternative to a copper access infrastructure, as shown below. This "generalized architecture" is globally applicable and represents 99% of all wireline access infrastructures installed around the world today.

                              [GRAPHIC APPEARS HERE]


This copper access architecture consists of three parts, the Feeder network, the Distribution network and the Drop.

It is generally accepted that five different WLL architectures exist, each is an alternative to all or some of the copper access network architecture shown above. The different architectures are shown below:


                              [GRAPHIC APPEARS HERE]

3.1.  "WIRELESS FIXED ACCESS"

     "Wireless Fixed Access" is the term used to describe products and architectures that are direct alternatives to copper-based "Wireline" Drop, Distribution and Feeder Networks. These types of systems deliver the same Services, Quality and Grade of Service as copper. Generally they are optimized to substitute copper-based networks in semi-rural (for example Western European Rural) and Suburban environments. This is the architecture supported by Airspan's systems.


3.2.  "FIXED CELLULAR"

     "Fixed Cellular" as the name implies is the application of Mobile Cellular Radio technology to the local loop. These types of system replace the distribution and drop parts of the network, but usually require installation of special Base Station sites, as the system may be configured to support mobile subscribers as well as wireline replacement. The major disadvantage of "Fixed Cellular" is that the equipment was originally designed for mobile voice telephony, and not designed to provide the same services, quality, or Grade of Service as copper. Fixed Cellular is suitable for rural / suburban and urban deployments, and can be planned for in-building coverage. It can also provide full mobility if required.


3.3. "WIRELESS DROP"

     "Wireless Drop" is an alternative to copper-based drop segments e.g. the last 100 meters. This architecture is typically based on cordless telephony technology, such as CT2, DECT or PHS. Because it has a limited range (typically {less than}5km) it is suitable for suburban and urban deployments. In some deployments it can also provide limited mobility. The network cost of this type of solution can be high due to the large number of cells and supporting infrastructure required. Airspan's systems can be deployed to provide a cost effective "backhaul" for these networks.

3.4. "Microwave Point to Multipoint"

     "Microwave Point to Multipoint" is a very mature technology that was developed to provide telephony service in extremely sparsely populated areas. These types of systems are designed to provide long distance feeder and distribution links are specifically designed for this application, and are suitable for very remote, rural telephony. Typically they are low capacity systems, and are configured to provide multiple multi-line drops, rather than drops for individual customer premises.


3.5.  "MICROWAVE POINT TO POINT"

     The last category is "Microwave Point to Point" and is typically used for the direct connection of larger (business) customers to the switching network. This type of system is designed for N x 2Mbit/s distribution and is typically deployed in urban / suburban areas at 10GHz +.

     Each of these architectures can be deployed separately or in combinations in an operator's network to deliver the required services to subscribers. Careful assessment is therefore required to determine which technologies are most appropriate.

4.  WIRELESS FIXED ACCESS

4.1.  SYSTEM OVERVIEW

     Airspan's Wireless Fixed Access (WFA) systems are digital point to multipoint radio access systems providing wireless access for fixed end-users to a telecommunication operator's network.

     The systems are specifically designed for Wireless Fixed Access applications and are not "fixed" versions of mobile cellular or cordless systems. They deliver telephony, voice-band facsimile/data, higher rate digital data and basic rate ISDN. Distances up to 25km can be covered. They are therefore an attractive alternative to traditional copper "local loops" for the delivery of these services to end-users.

                              [GRAPHIC APPEARS HERE]


                          GENERAL SYSTEM ARCHITECTURE


     The systems use point to multipoint microwave radio links between the individual end-user's premises and the network operator's "local point of presence" as an alternative to the copper pair "local loop". The "local point of presence" would typically be the local exchange premises. If greater flexibility or range is required, the Central Terminal (cell site) equipment can be remotely located in a suitable building or an environmentally protected wayside cabinet, and connected to the local exchange via radio, cable or fiber digital transmission links.

     Both Fixed Assigned (FA) and Demand Assigned (DA) access to the air-interface between the Central Terminal and Subscriber Terminals is supported.

     The range of services supported includes:

 .   Analogue telephony (POTS).

 .   Voice-band Group 3 facsimile and data up to 33.6kbit/s (extending to
    56kbit/s where there are digital interfaces between Airspan and the switch network).

 .   Payphones, including pulse metering.

 .   CLASS services.

 .   64kbit/s and n x 64kbit/s leased line data services.

 .   Basic rate ISDN (2B + D).

    A portfolio of Subscriber Terminals (ST) are available supporting one or more lines at each end-user location.


4.2.  CONFORMANCE TO STANDARDS.

     Airspan's WFA system architecture is in accordance with the ETSI standards EN 301 055 and 301 124 for Direct Sequence Code Division Multiple Access (DS - CDMA) Point-to Multipoint digital radio systems as shown below:


                              [GRAPHIC APPEARS HERE]


     The ETSI standard permits an operator to use systems from different vendors. The standard addresses:

 .   Interoperability on Radio interface: Spectrum Masks, Spurious Emissions,
    Receiver Specs, Co and Adjacent Channel Interference Performance are defined. Reference is made to relevant ITU-R and CEPT standards.

 .   Host Network Interconnection is covered by references to relevant ETSI V5.x standards and TMN standards.

 .   Subscriber Services and Interconnection is covered by reference to relevant
    ITU-T standards.

4.3.     SYSTEM INTERFACES

         Interfaces between the various elements of Airspan's systems are as follows:

4.3.1. THE EXCHANGE INTERFACE

       The interface between the WFA systems and the switch is N x 2Mbit/s G703 / G704 (1 per radio carrier typically 4 per CT).

       For the FIXED ASSIGNED system the following signaling protocols are supported:

     . Channel Associated Signaling (CAS). Variants are available to interface with switches from Ericsson (AXE), Nortel (DMS-100) and Siemens (EWSD). Variants can be made available to interface with other manufacturers digital switches that have 2Mbit/s subscriber ports. This protocol also supports 2 wire analogue interfaces via channel banks, such as the LS-120.

     . Common Channel Signaling (CCS). UK DASS2 is available to interface with GPT (System X) and Ericsson (AXE) switches. DSS1 signaling to support Euro-ISDN is available to interface with Alcatel (S12) and Ericsson
        (AXE) switches.
        In addition V5.1 is supported.

     For the DEMAND ASSIGNED system the Access Concentrator (AC) provides the primary network interface which is N x 2Mbit/s, as per ITU recommendation G.703, short haul 6dB, G.704 and ETSI ETS 300-166.

     All signaling is digital using either Channel Associated Signaling (CAS) or Common Channel Signaling (CCS) protocols. The DA system interfaces to digital switching systems that have 2Mbit/s subscriber ports.

     Support for 2 wire VF interfacing is via external channel bank equipment, such as the LS-120.

     . Channel Associated Signaling. Support for timeslot 16 ABCD bit CAS is provided. Airspan's management systems allow for flexible configuration of the protocol, to interface with switches from various manufacturers.

     . Common Channel Signaling. V5.1 and V5.2 are supported by the DA system. Proprietary protocols such as DASS2 and DSS1 may be supported through appropriate software loads.

     . The V5.1 network interface as specified in ETS 300-324-1 is used for the presentation of traffic at a non-concentrated interface. The V5.1 interface supports both POTS and ISDN services.

     . The V5.2 network interface as specified in ETS 300-347-1 is used for the presentation of traffic at a concentrated interface. The V5.2 interface supports both POTS and basic rate ISDN services. The AC supports V5.2 groups of up to 16 E1 links.

      . The AC supports dedicated data services using 64kbit/s timeslots. Cross-connect at the 64 kbit/s level from any input / output port is configurable via the management systems.

4.3.2.   THE RADIO (CELL) SITE

         The network-side (backhaul) interface to the Central Terminal is up to 4 x 2Mbit/s G703 / G704 interfaces. This is connected to the Access Concentrator or directly to the Switch. In the DA system this backhaul supports concentrated and compressed traffic.

4.3.3.   THE SUBSCRIBER SITE

         This is normally country specific in line with the national customer terminal interface specification(s), and versions are available that meet most requirements.

4.4.     EQUIPMENT OVERVIEW

     Airspan's systems consist of four main network elements:

     . The Subscriber Terminal (ST) which is located at the end-user's premises.

     . The Central Terminal (CT) which is located at the radio site or at the switch site.

     . The Access Concentrator (AC) which is normally located at the switch site. This is only required for the Demand Assigned version of the system.

     . The Management system (EM or SC) which is normally located at an Operator's network management center.


4.4.1.   SUBSCRIBER TERMINALS

     The portfolio includes 2 subscriber terminal types: internal and external

                              [GRAPHIC APPEARS HERE]

     4.4.1.1.  THE SUBSCRIBER TERMINAL - EXTERNAL

     The external ST consists of an outdoor wall or pole mounted Customer Radio Unit (CRU) , an indoor AC Power Supply Unit (ACPSU) and termination jacks
     (NTU) into which end-users plug standard Customer Premises Equipment, as shown in the figure below:

                              [GRAPHIC APPEARS HERE]



     There is a range of external STs available, each supporting different services and numbers of lines:

     The ST-V2 supports two 64kbit/s analogue telephony lines at the end-users premises. This ST may operate in either Fixed or Demand Assigned modes.

     The ST-V4 supports four 32kbit/s analogue telephony lines at the end-users premises. This ST is optimized for pole mounting and may operate in either Fixed or Demand Assigned modes.

     The ST-I1 supports a basic rate ISDN, 2B+D (2 x 64kbit/s + 16kbit/s ) "S" interface, and normally operates in Fixed Assigned mode.

     The ST-D128 supports two 64kbit/s data channels on a G.703 interface, an optional converter can be used to provide either 2 x 64kbit/s V.35, 2 x 64kbit/s X.21 or 128kbit/s interfaces for data applications.

     The ST-M120 is a multi-line terminal that allows the provision of up to 120 VF "graded telephony" lines to an end-users premises. Lines are provided in modules of 6.

     The ACPSU can be supplied with or without backup batteries.

     4.4.1.2.  THE SUBSCRIBER TERMINAL - INTERNAL

     The architecture of the internal ST is different from the external ST in that the outdoor radio unit includes only the antenna and an RF front end. The outdoor unit is therefore smaller, lighter and easier to install in most applications. The majority of the electronics is in the indoor enclosure. This is connected to the outdoor unit by a drop cable.


                              [GRAPHIC APPEARS HERE]

       There is a range of Internal STs available, each supporting different services and numbers of lines.

       The ST-R1 supports one 32kbit/s or 64kbit/s analogue telephony line at the end-users premises. Provisioning is by the management system.

       The ST-R2 supports two 32kbit/s or 64kbit/s analogue telephony lines at the end-users premises. Provisioning is by the management system.

       The ST-B1 supports a basic rate ISDN, 2B+D (2 x 64kbit/s + 16kbit/s ) "S" interface, and normally operates in Fixed Assigned mode.

       The ST-L128 supports 654kb/s or 128 kb/s clear channel data services via an RS530 interface.

       Internal STs are powered from the AC mains supply, with or without backup batteries.

4.4.2. THE CENTRAL TERMINAL

       The CENTRAL TERMINAL (CT) is the Base Station. This is deployed in omni or sectored cell configurations supporting variable numbers of STs per cell. The CT is a multi-service platform hosting single and dual line telephony, multi-line telephony, digital data leased lines and ISDN basic rate interfaces. The CT can operate in two modes, depending on the type of service and traffic levels supported. Fixed Assignment is used when STs must have a dedicated radio link. Demand Assignment is utilized when STs can share the available radio resources, and sustain an "engineered" grade of service.

       The CT provides the traffic interface to the network switching, either directly for Fixed Assigned systems or via the Access Concentrator for Demand Assigned systems. The CT also provides an interface to the management systems.

4.4.3.   THE ACCESS CONCENTRATOR

     The Access Concentrator (AC) is required when the system is operating in "Demand Assigned" mode to de-multiplex the traffic concentrated on the air-interface for presentation to the network switching equipment. Also in system versions using 32kbit/s compression the decompression to 64kbit/s is performed within the AC.

4.5. THE MANAGEMENT SYSTEMS

     Airspan's Management systems monitor, test and configure the WFA systems:

     . SiteSpan Site Controller: a standalone "CRAFT terminal" for installation, operation and maintenance of the system.

     .  SiteSpan Manager: a scaleable, distributed PC based management system.

     .  Element Manager (SNMP): a centralized, UNIX based management system.


                              [GRAPHIC APPEARS HERE]

For Demand Assigned systems, interfaces for connection to the management system are supported as follows:
     .  AC: 2 x RS232, 9600 baud

     .  AC: 2 x Ethernet, optional

     .  CT modem shelf: 2 x RS232, 9600 baud

     .  CT modem shelf: 1 x Ethernet, optional

     .  CT modem shelf: embedded within E1, backhauled to the AC.

Management communications routing is flexible. The AC supports consolidation of management communications from dependent CT equipments to provide a single management interface.

5.   SYSTEM AIR INTERFACE

5.1. CDMA TECHNOLOGY

     Airspan's systems use a radio air-interface, specifically designed for Wireless Fixed Access to provide high quality, and low delay bearers for telephony, data and ISDN services

     The systems use Direct Sequence Spread Spectrum Code Division Multiple Access (DS-CDMA) on the air-interface between the CT and STs, allowing multiple radio links to share the same RF channel. A set of specialized codes is used which are shared between the ST and its corresponding modem in the CT.

     There are two stages to the CDMA modulation / demodulation process. Firstly direct sequence spreading is performed on each individual radio link by a pseudo-random noise (PN) code. Then multiple access, where multiple links share the same RF channel, is achieved by using a set of orthogonal Rademacher - Walsh (RW) codes. The PN and RW codes are combined into a unique and shared composite code used to modulate and demodulate each radio link.

     Airspan's systems implement a version of CDMA optimized for fixed access This is significantly different from other commercial CDMA implementations, such as IS-95, which are optimized for mobile cellular and PCS applications.

     The following table demonstrates the difference in implementation and performance between the two systems:


                                Cellular (IS-95)             Fixed (Airspan)
                         -------------------------------  ---------------------
Application                            PCS                Wireless Fixed Access

Frequency of operation         8-900,1800-1900 MHz             1.3-3.6GHz

RF Channels (BW)                     1.23MHz                     3.5MHz

Channel Bit Rate                    9.6kbit/s                 To 144kbit/s

Processing Gain                       21 dB                      12-24dB

Processing Delay              {greater than}20ms            {less than}1ms

FEC                                    1/3                         1/2

Code Structure                  Quasi Orthogonal               Orthogonal

Receiver Type                         Rake                      Coherent

RF Synchronized                        No                         Yes

Synchronized Base                     Yes                          No
Stations Required

5.2.  AIR-INTERFACE STRUCTURE

      The system's Radio Interface structure supports both "Fixed" and "Demand" assignment of radio channels. The air-interface protocol and structure is compatible between both assignment types. The basic structure of the interface is shown below:

                              [GRAPHIC APPEARS HERE]


                         SYSTEM AIR-INTERFACE STRUCTURE

      Depending on the service applications and traffic levels to be supported, this structure is used in two different ways:


5.2.1. FIXED ASSIGNMENT

      The "Fixed Assigned" radio interface makes a permanent allocation of a radio link, operating within a RF channel to a subscriber terminal. Each link provides up to 144kbit/s of User Payload and 16kbit/s of OAM. In telephony applications where the subscriber is "on-hook" the ST will use "rate switching", reducing the link bandwidth to 10kbit/s, and hence decreasing the level of Access Noise on the RF channel. For Fixed Assigned telephony applications each subscriber terminal supports 2 subscriber circuits.

                              [GRAPHIC APPEARS HERE]

                    FIXED  ASSIGNED  AIR-INTERFACE STRUCTURE

5.2.2. Demand Assignment

       The "Demand Assigned" Radio interface makes a temporary call by call assignment of channels, to Subscriber Terminals in residential telephony applications, where the per line traffic allows the provision of Graded Service. The radio interface differs in that links are allocated as either Traffic, or Control channels.

                              [GRAPHIC APPEARS HERE]

                    DEMAND ASSIGNED AIR-INTERFACE STRUCTURE

      Within each RF Channel a pool of traffic channels (TCH) supports a mix of 32, 64, and 144kbit/s services. Pool management is dynamic so that channels may be made available as 32, 64, and 144kbit/s on demand. The size of the traffic pool is automatically and dynamically sized based on radio interface performance and the grade of service requirements thus controlling the level of Access Noise. The pool can be extended if the interference level permits, or reduced if access noise is too great. The DA access protocol can also support one or more priority channels which allow guaranteed access for emergency calls. The channels allocated to traffic are pooled and configured as either 10 - 13 x 144kbit/s, 20 - 26 x 64kbit/s, or 40 - 52 x 32kbit/s. Two links are reserved for OAM and Call Control.

      Each link operates using a master RW code to provide a 160kbit/s channel. These links are then sub-divided using 2nd level RW codes that allow the construction of 2 x 80kbit/s or 4 x 40kbit/s smaller granularity links, while maintaining the same Spectral Density. Hence TCHs are composed of either 160kbit/s, 80kbit/s or 40 kbit/s links.

      STs maintain communication with CT via the Call Control link, using an "Ethernet" like protocol. All STs are continually polled, and receive regular downloads of available TCHs and their channelisation (i.e. 144kbit/s, 64kbit/s or 32kbit/s).

      STs track available TCHs to permit "fast acquisition". When a user's line goes "off-hook", STs request allocation of a TCH from the available pool. The CT instructs STs to "seize" a particular TCH, if access noise permits.

      Traffic engineering is via the management system, which allows the following parameters to be programmed:

      .   Minimum / maximum number of traffic channels

      .   Number of access channels

      .   Demand access protocol type

      .   BER grade of service threshold

      .   Call blocking threshold

      .   Number of priority channels


5.3.  FREQUENCY RANGES SUPPORTED.

      Airspan's systems operate in various frequency ranges within the ITU-R and ETSI 2GHz and 3GHz frequency ranges. The specific channel plans available (see Appendix B) operate in frequency bands at:

      .   1.9GHz, in accordance with US PCS Band allocations

      . 2.0-2.3GHz, in accordance with CEPT/ERC/Rec. 13-01E, Annex C, with 175MHz duplex spacing

      .   2.3-2.5GHz, in accordance with ITU-R 746, with 94MHz duplex spacing
      . 3.4-3.6GHz, in accordance with CEPT/ERC/Rec. 14-03E (Turku 1996), with 100MHz duplex spacing

      The systems operate in Licensed spectrum, normally co-ordinated with other users by the licensing authority. Coexistence with other systems is in-line with ETS 301 055 and 301 124.


5.4.  RADIO LINK BUDGET

      Airspan's systems operate in rural, suburban and urban areas in either omni-cell or sectored cell configurations.

      System performance is governed by the link loss relative to available Link Budget. Therefore for shorter links Line Of Sight (LOS) propagation is not necessarily required and Near Line Of Sight (NLOS) links operate satisfactorily.

      The system range is dependent on the location and ground height of the CT sites and tower heights, relative to the ST locations and the environment in which the system is operating. Ref. 5.5.

5.4.1. LINK BUDGET (UPLINK)

       The following example is based on operation at 2.2GHz:
       ST PA output power                                          +21.0  dBm
       ST Cable and connector loss                                  -0.5  dB
       ST antenna gain                                              +9.0  dBi
       ST effective radiated power (a), per link                   +29.5  dBm
       Central Terminal (CT) antenna gain (b), Omni                +10.5  dBi
       CT Cable and connector loss (d), 50m length                  -3.5  dB
       CT Receiver sensitivity for 10-7 BER (e)                      -98  dBm
       Maximum path loss (j=a+b-d-e)                               134.5  dB
       Fade Margin for 99% Link availability                      4 - 10  dB

5.4.2. LINK BUDGET (DOWN-LINK).
       CT PA output power, per link                                +21.0  dBm
       CT Cable and connector loss, 50m length                      -3.5  dB
       CT antenna gain, Omni                                       +10.5  dBi
       CT effective radiated power, Per Link (a)                   +28.0  dBm
       ST antenna gain (b)                                           9.0  dBi
       ST Cable and connector loss (C)                              -0.5  dB
       ST Receiver sensitivity for 10-7 BER (d)                      -98  dBm
       Maximum path loss (j=a+b+c-d)                               134.5  dB
       Fade margin for 99% Link availability                      4 - 10  dB

5.5.  CELL PLANNING CRITERIA

     Airspan's portfolio includes AirPlan, an RF coverage prediction tool which is used to optimize CT site locations for area coverage. See section 9.

     The system range depends on the propagation conditions which are a function of the environment in which the system is deployed:

     . In a Rural environment 2nd order propagation is assured, giving a range of typically 8 - 15km. Line density is typically 1 - 10 per km2.

     . In a Sub-urban environment 3rd order propagation is assured, giving a range of typically 5 - 8km. Line density is typically 10 - 100 per km2

     . In an Urban environment 4th order propagation is assured, giving a range of typically 3 - 5km. Line density is typically 100 - 500 per km2..

     Typical planning parameters used are as follows:


     Propagation prediction model                   See comments below

     Link Availability %                            99%

     Required C/I for frequency allocation          8.0dB

     Frequency reuse for maximum load               N = 3

     Minimum RF spacing, one sector                 Adjacent plus One - 7MHz

     Minimum RF spacing, one site                   Adjacent - 3.5MHz

     Guard band requirements                        Per CEPT / ITU channel plan

     The system adheres to the typical microwave propagation model, i.e. for rural areas:

     Path Loss = 32.44 + 20Log D + 20Log F, assuming 0.6 FZC is achieved.

     Testing has shown that the impact of an obstruction on the system closely mirrors theoretical work on propagation modeling by ITU-R (CCIR) for microwave point-to-point systems in the 2 and 4GHz bands.

     The model that best describes the effect of grazing on the radio path is a derivative from a "multiple knife edge diffraction" model. The basic work on this model was done by Bullington in 1947, and was finally refined by Deygout in 1966, when it appeared in CCIR Report 715. This methodology is an extension of a single knife edge diffraction calculation.

     In 1971 ASIS showed how this approach could be extended using "multiple rounded obstacles", in place of multiple knife edges. This is the basis for the Airspan's propagation model. The technique employed to calculate these type of losses is defined in CCIR Rec. 526-2, and involves representing the path as a series of "cascaded cylinders".

6.    SERVICES SUPPORTED

6.1.  WIRELINE-EQUIVALENT SERVICES.

The following services are supported:

      . TELEPHONY, including the in-band support for G3 facsimile and data modems operating at up to 56kbit/s.

      .  CLASS services as supported by the Local Switch.

      . LEASED LINE data services supporting currently 2 x 64kbit/s per ST. Future enhancement to 6 x 64kbit/s are planned.

      .  BASIC RATE ISDN. All ISDN implementations fully support:

         -   ETS 300 011 / 012 -

         -   ETS 300 125 - Basic Call Layer 2 Data Link Layer
             I.440 & I.441 - Q.921

         -   ETS 300 102 - Basic Call Layer 3 (Q.931)

             Interfaces are generally defined by the ITU-T (CCITT) recommendations, I.420 (for Basic Rate) and I.421 for Primary Rate.

             Specification for Bearer Services are based on ITU-T recommendations I.230 and I.231.

         - Circuit Mode Bearer Service 64kbit/s unrestricted 8kHz structured (ETS 300 108)

         - Circuit Mode Bearer Service 64kbit/s 8kHz structured for 3.1kHz Audio (ETS 300 110) Specification for Basic
             Teleservices are:

         - Definition of Teleservices (I.240) Blue Book, Teleservices supported by an ISDN (I.241)

         -   Telephony Part 1, Telefax 4 Part 3, Mixed Mode Part 4

         -   Circuit Mode Teleservice Telephony 3.1kHz (ETS 300 111)

         -   Circuit Mode Telefax Group 4 (ETS 300 120)

         -   Telephony 7 kHz (ETS 300 263)

         -   Video Telephony (ETS 300 264)

       The systems also supports the following ISDN Supplementary Services.

         -   Calling Line Identification Presentation (CLIP)         ETS 300 092

         -   Calling Line Identification Restriction (CLIR)          ETS 300 093

         -   Direct Dialling In (DDI)                                ETS 300 064

         -   Multiple Subscriber Number (MSN)                        ETS 300 052

         -   Terminal Portability (TP)                               ETS 300 055

         -   Sub Addressing (SUB)                                    ETS 300 061

         -   Call Forwarding Unconditional (CFU)                     ETS 300 027

         -   Call Waiting (CW)                                       ETS 300 058

         -   Call Hold (HOLD)                                        ETS 300 141

         -   Closed User Group (CUG)                                 ETS 300 138

         - Advice of Charge at end of Call (AOC-E) ETS 300 182 Fixed Assigned Radio Interfaces are fully Service Transparent.

         -   Full support for D-channel Services, including D-Channel
             Packet Access

         -   Support Varies by Network Interface Types (assumed to be V5.1)

     D-Channel Packet Access Specifications supported include:

         - ETS 300 007- Support of packet-mode terminal equipment by an ISDN

         - ETS 300 048 - ISDN Packet Mode Bearer Services (PMBS) ISDN Virtual Call (VC) and Permanent Virtual Call (PVC)

         - ETS 300 049 - ISDN Packet Mode Bearer Services (PMBS) ISDN Virtual Call (VC) and Permanent Virtual Call (PVC)

         - ETS 300 099 - Specification of the Packet Handler Access Point Interface (PHI)

     In addition the following D-channel based Supplementary Services are supported.

         -   ETS 300 286 - User to User Signaling (UUS)

     Demand Assigned Radio Interfaces are "Semi" Service Transparent.

         -   Only support limited D-channel based Services

         - Bandwidth for Packet Access and/or D-Channel Supplementary Services is limited to 40kbit/s per RF channel.


6.2.     DATA SERVICES SUPPORT

6.2.1.   DATA RATES.

         Up to 56kbit/s in the voice band using the 64kbit/s codec, and 9.6kbit/s using the 32kbit/s ADPCM codec.

6.2.2.   BIT ERROR RATES.

         Typically better than 10-6

6.2.3.   TRANSMISSION DELAYS.

         One way system delays are below 10ms, having a minimal impact on data applications.

6.2.4.   DIRECT DATA INTERFACES.

         The external and internal STs support ISDN and the internal ST also supports RS-232 and / or 10baseT interfaces.

6.3.     ACCESS TO THE INTERNET

         The following options are currently supported by the system:

         .  Use of in-band data modem on a circuit switched basis

         .  Use of ISDN on a circuit switched basis

         .  Use of leased lines on a dedicated basis

         Use of packet based access in conjunction with circuit switched telephony service is a future feature.

6.3.1.   PACKET ACCESS CAPABILITIES.

         The Demand Assigned system has a number of characteristics which make it highly suitable for packet based Internet access.

         . Residential Internet access is mostly asymmetric, with downstream traffic typically 10 times upstream rate. The system has greater capacity on the CDMA downlink than on CDMA uplink.

         .  The ST already contains a digital interface (i.e. RS-232 link)

         . The ST will operate at up to 384kbit/s. STs can receive data on multiple RW links, making the potential bandwidth of any digital service up to 384kbit/s downstream and up to 128kbit/s upstream.

         . In this application the system is "end-to-end digital" - removing analogue A/D and offering improved performance compared with copper/voice band modem solutions.

         . The system has error protection facilities that can ensure high quality data delivery.

         . The system has built-in HDLC facilities that enable the system to support packet data access.

                             [GRAPHIC APPEARS HERE]


                            WIRELESS INTERNET ACCESS

6.4.     HIGH BANDWIDTH TRANSMISSION.


         . Up to 384kbit/s is supported to an ST to support video and multi-media applications.

         . The next generation implementation will in addition support user bit rates of up to 2Mbit/s, and will therefore offer operators a radio-based alternative to copper-based DSL systems - extending the range of DSL service beyond that of copper.


6.5.     SPEECH CODING

         The system is based on either 64kbit/s PCM, to support full wireline equivalent services, or 32kbit/s ADPCM for those applications where higher line density and quasi-wireline services are required.


6.6.     System Security

         ST authentication is carried out on a per call basis. Authentication uses encryption techniques to prevent an authentication response from being decoded and mimicked. An authentication request is issued by the CT equipment, which transmits a random code to the ST. The ST response is formed by non-linearly combining the random code with a known key. The key used for authentication comprises a static portion based on an unalterable electronic serial number (ESN) and a dynamic portion, which is updated following each authentication. Full authentication is delayed until the time critical phase of call set-up has been completed.

         Authentication failure causes an alarm to be generated. Service blocking on authentication failure is configurable via the management system.

         The ST serial number contains a portion which is unique and unalterable, i.e. not held in a memory that could be altered or duplicated. This portion of the serial number is 32-bits in size.

7.       SYSTEM CAPACITY - DEMAND ASSIGNED


7.1.  RADIO (RF) CHANNEL CAPACITY.

The capacity calculations shown below are for a single (3.5+3.5MHz) RF channel operating in a single Omni-cell or cell sector.

7.1.1.   NUMBER OF TRAFFIC CHANNELS (TCHS) FOR ISOLATED CELL.

                                 144kbit/s           64kbit/s          32kbit/s
                                 ---------           --------          --------
Omni-directional cell            13                  26                52
Three sector cell                39                  78                156


7.1.2.   NUMBER OF TCHS FOR CONTIGUOUS CELL PATTERN.

                                 144kbit/s           64kbit/s          32kbit/s
                                 ---------           --------          --------
Omni-directional cell            10                  20                40
Three sector cell                30                  60                120


7.1.3.   DYNAMIC FREQUENCY ALLOCATIONS

         Where multiple RF channels are supported from a single CT equipment, then STs will be offered service from all RF channels to support:

         . Fault tolerance: should a CT modem shelf fail, an ST may automatically switch to an alternative frequency for service for the duration of outage

         .   Increased trunking efficiency of the air-interface

         . Traffic load balancing: An ST may be moved through manual intervention using the management system in order to balance traffic load across multiple CTs

         . Frequency diversity: An ST may be moved through manual intervention using the management system in order to improve radio link performance

         At provisioning, an ST will be allocated a 'home' CT shelf (RF Channel) through which all usual management communications may be directed. The ST will be notified of other potential RF channels via management communications.

7.2.    INFRASTRUCTURE CAPACITY

         The following models show typical infrastructure line capacity as a function of:

         .   RF Spectrum allocation

         .   Isolated Cell [1] or Contiguous [2] deployment

         .   Various per line traffic levels, based on 1% GOS (Erlang B)

7.2.1.   32KBIT/S TELEPHONY

Spectrum Allocated:            10.5 + 10.5 MHz    21 + 21 MHz     42 + 42 MHz
                               ---------------    -----------     -----------

Cell Configuration             3 - Sector         3 - Sector      3 - Sector

#RF / Sector                   1                  2               4

#RF / Cell                     3                  6               12

                               [1]    [2]         [1]    [2]      [1]    [2]
                               ---    ---         ---    ---      ---    ---

TCH / Sector                    52    40          104     80      208    160

Erls. / Sector  (1%Gos)         40    26           85     65      180    140

Erls. / Cell                   120    78          255    195      540    420


Lines per cell / Traffic (mE)
                               [1]    [2]         [1]    [2]      [1]    [2]
                               ---    ---         ---    ---      ---    ---

-   40 mE                    3,000   1950       6,375  4,875   13,500  10500

-   75 mE                    1,600  1,040       3,400  2,600    7,200  5,600

-  100 mE                    1,200    780       2,550  1,950    5,400   4200

7.2.2.   64KBIT/S TELEPHONY OR DATA SERVICE

Spectrum Allocated:            10.5 + 10.5 MHz    21 + 21 MHz     42 + 42 MHz
                               ---------------    -----------     -----------

Cell Configuration             3 - Sector         3 - Sector      3 - Sector

#RF / Sector                   1                  2               4

#RF / Cell                     3                  6               12

                               [1]    [2]         [1]    [2]      [1]    [2]
                               ---    ---         ---    ---      ---    ---

TCH / Sector                    26     20          52     40      104     80

Erls. / Sector  (1%Gos)         17     12          40     29       85     65

Erls. / Cell                    51     36         120     78      255    195

Lines per cell / Traffic (mE)
                               [1]    [2]         [1]    [2]      [1]    [2]
                               ---    ---         ---    ---      ---    ---

-  40 mE                      1275    900        3000   1950    16375   4875

-  75 mE                       680    480        1600   1040     3400   2600

- 100 mE                       510    360        1200    780     2550   1950


   7.3.  SYSTEM CAPACITY LIMITS

         .   Up to 2048 Subscriber Terminals (STs) per RF channel.

         . Up to 4 RF channels per Central Terminal (CT). Supported by up to 4 x 2Mbit/s links to the host Access concentrator (AC).

         . Up to 12 RF channels provisioned in 3 Central Terminals per Cell site. Supported by up to 12 x 2Mbit/s links to the host Access Concentrator (AC).

         . The AC supports up to 64 x 2Mbit/s links to the Switch for each group of 4 x 2Mbit/s links to the CT.

8.   EQUIPMENT DETAILS

8.1. INFRASTRUCTURE

     All internal CT and AC system components are be packaged so that they fit into an ETSI style equipment practice, 2200mm x 600 mm x 300mm. The mechanical design is modular and does not preclude the co-location of CT RF / modem shelves and AC shelves. Up to 4 RF channels (CT modem shelves) share a single RF combiner shelf. There is no forced air cooling.

                              [GRAPHIC APPEARS HERE]


8.1.1.   TEMPERATURE AND HUMIDITY LIMITS

         -5 to +45 deg. C. 95% relative humidity.


8.2.     Power Requirements

          Supply voltages:                          -21.8 to -70VDC. -48VDC nom.

          Consumption:  AC Shelf (68 E1 ports):     140W

                        CTRF Combiner (4RF):        300W

                        CT Modem Shelf:             120W  (Up to 4 per CT)


8.3.     Antenna configurations.

         .   Omni antenna assembly

         .   Directional antenna assembly (65deg.)

         .   Directional antenna assembly (120deg.)

         Typical height of the antenna tower employed is 15m.

         The antenna interface is N-type connector, 50 ohm. Provision is made for earthing the RF feeder to the top of the tower and at the building entry point.


8.4.     INSTALLATION AND COMMISSIONING

         Up to 5 man-days per CT including rigging of antenna system on an existing tower.


8.5.     SUBSCRIBER (ST) EQUIPMENT

8.5.1.   SIZE

         External ST Outdoor Radio unit (CRU)      305 x 250 x 95mm

         External ST Indoor PSU                    225 x 300 x 100mm

         Internal ST (ST-R)                        280 x 190 x 35mm

8.5.2.   WEIGHT

         External ST:        CRU: 4kg, PSU: 7kg

         Internal ST:        0.7kg

8.5.3.   POWER CONSUMPTION

         External ST:        14W

         Internal ST:        6W

8.5.4.   BATTERY BACKUP.

         24V battery backup is typically 4 hours, using standard rechargeable batteries. Charge time is 10 hours. This can be extended by the use of external batteries. Optional solutions are available to extend to 24 hours.

8.5.5.   PAY PHONE SUPPORT

         Subscriber terminals support 12kHz or 16kHz subscriber pulse metering SPM and polarity reversals.

8.5.6.   RINGER LOADS AND DROP DISTANCES.

         External ST:         Ringer load REN = 4

         VF Drop length       5km max (cable quality dependent)

         Internal ST:         Ringer load REN = 2

         VF Drop length       200m max (cable quality dependent)

8.5.7.   ST Antenna characteristics.

         External directional antennas are used for both ST types.

8.5.8.   EXTERNAL ST

         Flat plate Antennas are integrated into the outdoor radio unit (CRU) enclosure

         Gain                     9.0dBi

         3dB HHPBW                + 15(DEGREES)

         3dB VHPBW                + 33(DEGREES)

         Front to back ratio      20dB

         Return loss              14dB

8.5.9.   INDOOR ST.

         Various options are available:

         Gain                     10dBi to 17dBi

         3dB HHPBW                +8(DEGREES)

         3dB VHPBW                +15(DEGREES)

         Front to back ratio      20dB

         Return loss              14dB

8.5.10.  INSTALLATION & COMMISSIONING

     Approximately 1.5 hours for the External ST and 1 hour for the Internal ST.

9.  RF AND DEPLOYMENT PLANNING

The use of radio to replace the traditional use of copper in the access network requires modifications to an operator's normal deployment planning process, with emphasis on radio coverage and frequency planning aspects.

As an aid to this planning process a fully equipped RF planning tool, called AirPlanTM, including all necessary hardware and software can be supplied. The AirPlanTM tool maps end-users to cell-sites based on the anticipated traffic levels.


                              [GRAPHIC APPEARS HERE]



Thorough implementation of the RF planning process will provide an operator with a high degree of confidence that satisfactory radio coverage can be achieved at the desired ST locations from a given CT, or set of CT locations. Due to the nature of radio propagation trees or other buildings in the vicinity of a particular end-user location may affect the signal level at that location. Therefore, the planning process cannot guarantee the viability of an end-user connection, and certain local checks are required prior to the installation of an ST on an end-user's building.

                             APPENDIX A: VOCABULARY


AC       Access Concentrator, Central Control Station

ADPCM Adaptive Differential Pulse Code Modulation. The technology used in the codec (COder/DECoder) in DECT systems. A 32 kbit/s codec is specified.

BER      Bit Error Ratio

CAS      Channel Associated Signaling

CCS      Central Controller Station

C/I      Carrier to Interference ratio

CDMA     Code Division Multiple Access

CRS      Central Radio Station

CRU      Customer Radio Unit

CT       Central Terminal,

DA       Demand Assignment of air-interface

DASS2    Digital Access Switching System 2.

DECT     Digital European Cordless Telephony

DS-CDMA  Direct Sequence-Code Division Multiple Access

DSS1     2Mbit/s Switch Interface

E1       European 2Mbit/s line standard

EM       Element Manager

ERP      Effective Radiated Power

ETSI     European Telecommunications Standards Institute

FA       Fixed Assignment of air-interface.

GSM      Global System for Mobile Communications

GUI      Graphical User Interface

HHPBW    Horizontal Half Power Bandwidth

ISDN     Integrated Services Digital Network

ITU      International Telecommunications Union

LOS      Line Of Sight

MTBF     Mean Time Between Failure

NLOS     Near Line Of Sight

NTU      Network terminating Unit

PA       Power Amplifier

PCM      Pulse Code Modulation

PCS      Personal Communications Services

PHS      Personal Handyphone System

PLMN     Public Land Mobile Network

PN       Psuedo-random Number

POTS     Plain Old Telephone Service

PSTN     Public Switched Telephone Network

PSU      Power Supply Unit

RS       Repeater Station

RW       Rademacher - Walsh

SNMP     Simple Network Management Protocol

SC       Site Controller

SPM      Subscriber Pulse Metering

ST       Subscriber Terminal, Terminal Station

TE       Terminal Equipment

TS       Terminal Station

TCH      Traffic Channel

VHPBW    Vertical Half Power Bandwidth

WFA      Wireless Fixed Access

WLL      Wireless Local Loop

                         APPENDIX B - RF CHANNEL PLANS


Airspan's systems support WFA system implementation in various frequency ranges within the ITU-R and ETSI 2GHz and 3GHz frequency ranges. The specific implementations currently available operate in frequency bands at 1.9GHz, 2.0-2.3GHz, 2.3-2.5GHz and 3.4-3.6GHz in accordance with the "channel plans" shown below.

The RF channelisation is 2.5/3.5/4.0MHz and Frequency Division Duplexing (FDD) is used. The basic requirement for system operation is for a single RF channel, with go-return spacing dependant on the channel plan used.



                              [GRAPHIC APPEARS HERE]

2.0-2.3GHZ, CHANNEL PLAN: C1



                              [GRAPHIC APPEARS HERE]



2.0-2.3GHz, Channel Plan: C2



                             [GRAPHIC APPEARS HERE]


2.0-2.3GHZ, CHANNEL PLAN: C3



                             [GRAPHIC APPEARS HERE]

2.3-2.5GHZ, CHANNEL PLAN: S1

                             [GRAPHIC APPEARS HERE]


2.3-2.5GHZ, CHANNEL PLAN: S3

                             [GRAPHIC APPEARS HERE]

3.4-3.6GHZ, CHANNEL PLAN: X1



                             [GRAPHIC APPEARS HERE]



3.4-3.6GHZ, CHANNEL PLAN: X3

                             [GRAPHIC APPEARS HERE]

ANNEX 4 -  PRICE SUMMARY
------------------------

The pricing for this contract shall be as defined below:

DESCRIPTION                                                    QUANTITY           Unit           EXTENDED COST
                                                                                Cost (US)            (US)
---------------------------------------------------------------------------------------------------------------
Infrastructure Equipment
---------------------------------------------------------------------------------------------------------------
Base Station consisting of 3 x Airspan Central Terminals,                *         *                   *
 each equipped with two (2) FA Modems Shelves and one (1)
 DA Modem Shelf. 6 x 65 degree Directional Antenna System.
 Equipment operates in Airspan's C-Band. Each Base Station
 is supported by a single Access Concentrator equipped
 with one (1) shelf.
---------------------------------------------------------------------------------------------------------------
TOTAL INFRASTRUCTURE                                                                                   *
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
SUBSCRIBER EQUIPMENT
---------------------------------------------------------------------------------------------------------------
Basic Rate ISDN Terminals                                                *         *                   *
---------------------------------------------------------------------------------------------------------------
Data Terminals                                                           *         *                   *
---------------------------------------------------------------------------------------------------------------
2-Line Voice Terminals                                                   *         *                   *
---------------------------------------------------------------------------------------------------------------
16-Line Voice Terminals                                                  *         *                   *
---------------------------------------------------------------------------------------------------------------
TOTAL SUBSCRIBER TERMINALS                                                                             *
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
NETWORK MANAGEMENT EQUIPMENT
---------------------------------------------------------------------------------------------------------------
Sitespan Management System for 9 Base Station Sites and 9                -         *                   *
 Access Concentrators
(as detailed above)
---------------------------------------------------------------------------------------------------------------
TOTAL MANAGEMENT                                                                                       *
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
SERVICES AND MISC. TOOLS
---------------------------------------------------------------------------------------------------------------
Installation and Commissioning (of Infrastructure)                       -         -                   *
---------------------------------------------------------------------------------------------------------------
Project Management                                                       -         -                   *
---------------------------------------------------------------------------------------------------------------
Radio Planning                                                           -         -                   *
---------------------------------------------------------------------------------------------------------------
Site Surveys                                                             -         -                   *
---------------------------------------------------------------------------------------------------------------
System and Site Acceptance Testing                                       -         -                   *
---------------------------------------------------------------------------------------------------------------
Training                                                                 -         -                   *
---------------------------------------------------------------------------------------------------------------
Survey Tool and LCU                                                      *         *                   *
---------------------------------------------------------------------------------------------------------------
TOTAL SERVICES                                                                                         *
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                                                            *
---------------------------------------------------------------------------------------------------------------

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX 5 -  PRICE LIST
---------------------

The detailed price list for this contract shall be is defined in section 1. Optional detailed pricing is given in section 2.

As prices are in $US, and are quoted as CIP Colombo.

SECTION 1: CONTRACT PRICING

INFRASTRUCTURE:

A Base Station designed to support:
-----------------------------------
-  45 Fixed Assigned Data Terminals
-  45 Fixed Assigned ISDN Terminals
- At least 400 Demand Assigned Voice Lines (on Single or Multiple Terminals) (assumes a Grade of Service of 1% and 70mErl per Line)

The configuration for each Base Station consists of:
6 Sectored Antenna System with Feeders.
6 CT Racks, 3 RF Combiners.
6 Fixed Assigned Modem Shelves, 3 Demand Assigned Modem Shelves.
In-band Mgmt links to Host Switch (OMC).

CONTRACT PRICE = *

Access Concentrator designed to support voice lines from each Base Station:
---------------------------------------------------------------------------
Terminates 3 DA RF Channels
1 Rack, with 1 Access Concentrator Shelf
Terminates traffic to un-concentrated 2Mbit/s E1 CAS Interfaces (up to 16 Physical 2Mbit/s Interfaces)

CONTRACT PRICE = *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUBSCRIBER TERMINALS:
The subscriber terminals offered in this contract are priced as follows:

Dual Line Voice Subscriber Terminal ST-R2
-----------------------------------------
- External Antenna
- Separate Interface Unit
- With batteries
- Separate PSU
- Full Mgmt Functionality (Line Test, RX/TX Level / Loopbacks)
CONTRACT PRICE = *

Multiple Line Terminals (16-Lines) ST-M16
-----------------------------------------
- Modular multi-service solution (Price for Voice only)
- External Antenna
- Separate Interface Unit
- Wide variety of interface options (Configured with 16 Telephone Lines)
- Separate PSU
- Full Mgmt Functionality (Line Test, RX/TX Level / Loopbacks)
CONTRACT PRICE = *

Basic Rate ISDN Terminal (Internal) ST-B1
-----------------------------------------
- So interface
- Full ISDN Powering Classes
- Wall or Pole Mounted
- Full Mgmt Functionality (ISDN Test Functions, RX/TX Level / Loopbacks) CONTRACT PRICE = *

Digital Leased Line Terminal (Internal) ST-L128
-----------------------------------------------
- Integrated RS.530 interface
- V.35 and X.21 cable options
- Wall or Pole Mounted
- Full Mgmt Functionality (RX/TX Level)
CONTRACT PRICE = *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SITESPAN MANAGEMENT SYSTEM:

Client Equipment View (H/W and S/W)
-----------------------------------
CONTRACT PRICE = * PER NODE

Server Node (H/W and S/W)
-------------------------
based on the number of nodes deployed. (A node is an Access Concentrator Shelf, RF Combiner or Modem Shelf)

CONTRACT PRICE    QTY/CUMULATIVE            PRICE
                  - 1-200                   = *
                  - 201-300                 = *
                  - 301-UPWARD              = *

Authentication and Fraud Module
-------------------------------
In addition to the Standard OA&M facilities, an optional module is available that provides Authentication of Subscriber Terminals and Fraud Prevention.

THE CONTRACT PRICE IS BROKEN INTO TWO PARTS:
-  RIGHT TO USE FEE FOR WHOLE NETWORK          = *
-  PRICE PER ST                                = *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OTHER EQUIPMENT AND TOOLS:

Survey Tool / Installation Aid
------------------------------
THE CONTRACT PRICE FOR EACH SURVEY TOOL IS *


Level Control Unit
------------------
THE CONTRACT PRICE FOR EACH SURVEY TOOL IS *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SERVICES - INSTALLATION AND COMMISSIONING:
The following services are offered.

Physical Installation (6 Sectored Base Station)
-----------------------------------------------
-        Antenna Rigging
-        Feeder Installation
-        Grounding
-        Cabling (Power, Signal, Mgmt)
-        Rack Mounting

CONTRACT PRICE = * PER BASE STATION

System Commissioning (6 Sectored Base Station)
----------------------------------------------
-        Load Plug-ins
-        Initial Datafill
-        RF Set-up
-        Integration with host Access Concentrator / Switch

CONTRACT PRICE = *  PER BASE STATION

Site Acceptance Testing - Commissioning Tests (6 Sectored Base Station)
-----------------------------------------------------------------------
-        Commissioning Tests
-        Site Functionality Tests
-        Site Parametric Tests
-        Integration Tests
-        ST Installations (one per RF Channel)
-        Site Coverage Tests

CONTRACT PRICE = * PER BASE STATION


Physical Installation (Access Concentrator)
-------------------------------------------
-        Grounding
-        Cabling (Power, Signal, Mgmt)
-        Rack Mounting

CONTRACT PRICE = * PER ACCESS CONCENTRATOR

System Commissioning (Access Concentrator)
------------------------------------------
-        Load Plug-ins
-        Initial Datafill
-        Integration with Base Stations / Host Switch

CONTRACT PRICE = * PER BASE STATION


System Acceptance Testing - on 9 Base Station Network
-----------------------------------------------------
-        System Functionality Tests
-        Operational Tests
-        OA&M Tests
-        Network Coverage Tests

CONTRACT PRICE = *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MAINTENANCE AND SUPPORT CHARGES:

The annual maintenance fee, after warranty, is based on the delivered volume of
    ----------------------
equipment.

This fee provides extended warranty on all software and hardware units, and entitles Suntel to all new software / firmware updates free of charge. This fee also includes Spares Management for Infrastructure equipment as detailed below.

The contract price of the annual service fees are defined as follows;
   0-$10M       = 2.5% of the value of the contract (Infrastructure, Mgmt and
                  Subscriber Terminals)
 $10- 40M       = $250,000 plus 1.3% of the value of the contract exceeding $10M

 $40 and above = $640,000 plus 1% of the value of the contract exceeding $40M


The maintenance fee is calculated using the cumulative volume at the end of the previous 12 month period, and falls due when warranty period expires.


SPARES MANAGEMENT (INFRASTRUCTURE ONLY)

Airspan also offers the service of Spares Management. This service removes the need for Suntel to purchase a complete spares set. The price of the spares management services is as follows;

After Warranty Period (includes extended warranty support for existing hardware
---------------------
but does not include software updates / new functionality).

4% OF INSTALLED INFRASTRUCTURE VALUE PER ANNUM = * (WHEN WARRANTY EXPIRES AND EACH ANNIVERSARY THEREAFTER - MINIMUM OF 3 YEARS)

These Spares will be held in a location in Colombo, Sri Lanka.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TRAINING CHARGES:

Included within the Contract are two training courses, the first is held before system deployment, the second is held after system deployment.

The first (pre-deployment) training course shall be 2 weeks in duration and shall be limited to 12 students. If the training course is held in the UK, Suntel are responsible for all travel and living expenses.

The second (post-deployment) training course shall be 1 week in duration and shall be limited to 12 students. This course shall be held in Colombo, Sri Lanka.

THE TOTAL CONTRACT PRICE FOR BOTH THE FIRST AND SECOND TRAINING COURSES IS *


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DOCUMENTATION:

One paper and one CD-ROM documentation set shall be provided free of charge. Permission is granted by Airspan Communication Limited for the limited copying / reproduction of this document set for Internal Suntel purposes only.

SECTION 2: OPTIONAL PRICING

This section gives optional pricing for items not included within the initial contract / purchase order.


SUBSCRIBER TERMINALS:
The price for optional subscriber terminals are as follows:


Basic Rate ISDN Terminal (External) ST-I1
-----------------------------------------
- So interface
- Full ISDN Powering Classes
- Wall or Pole Mounted
- Full Mgmt Functionality (ISDN Test Functions, RX/TX Level / Loopbacks) CONTRACT PRICE = *

Digital Leased Line Terminal (External) ST-S128
-----------------------------------------------
- 120 ohm Twisted Pair Physical Interface
- G.703 / G.704 2Mbit/s Fractional E1
- Multiple Power Supply Options
- Wall or Pole Mounted
- Full Mgmt Functionality (RX/TX Level)
- V.35 or X.21 with optional converter
UNIT PRICE = *

Optional V.35 / X.21 Interface Converter for the External Lease Line Data
-------------------------------------------------------------------------
Terminal
--------
CONTRACT PRICE = *


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OTHER EQUIPMENT AND TOOLS:

Radio Planning Tool - AirPlan
-----------------------------

AirPlan Lite      =        50 Sites (Max. 150 Central Terminal Racks)
AirPlan           =        500 Sites (Max. 1500 Central Terminal Racks)

ONE COPY OF AIRPLAN LITE LICENSED FOR USE ON ONE CPU =   *
ONE COPY OF AIRPLAN LICENSED FOR USE ON ONE CPU      =   *

In addition to the initial purchase price, annual maintenance is available at 20% of purchase price.

The hardware computer platform for AirPlan is based on an industry standard Unix Workstation from Sun Microsystems.

Hardware Configuration suitable for AirPlan or AirPlan Lite
-----------------------------------------------------------
CONTRACT PRICE FOR AIRPLAN HARDWARE PLATFORM  = *


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TRAINING CHARGES:

The initial contract include special pricing pre and post system deployment. The price for additional training is given in the table below (per day per Student).

--------------------------------------------------------- --------------------- ----------- -----------------
COURSE TITLE                                                     COURSE            DAYS         STUDENT
                                                                 NUMBER                         TUITION
--------------------------------------------------------- --------------------- ----------- -----------------
AS4000 Appreciation
                                                                 AS001              1              *
--------------------------------------------------------- --------------------- ----------- -----------------
AS4000 -                                                         MAS001             5              *
     Installation, Commissioning and Maintenance
--------------------------------------------------------- --------------------- ----------- -----------------
AS4000 Subscriber Terminals (ST) -                             STMAS001A            1              *
     Installation, Commissioning and Maintenance               STMAS001B            1              *
                                                               STMAS001C            1              *
--------------------------------------------------------- --------------------- ----------- -----------------
AS4000 Subscriber Terminals (ST) -                             VSTMAS001A           1              *
     Installation, Commissioning and Maintenance               VSTMAS001B           1              *
                                                               VSTMAS001C           1              *
--------------------------------------------------------- --------------------- ----------- -----------------
AS4000 Central Terminal (CT) -                                  CTCAS001            3              *
     Installation and Commissioning
--------------------------------------------------------- --------------------- ----------- -----------------
AS4000 Central Terminal (CT) -                                  CTMAS001            2              *
     Maintenance
--------------------------------------------------------- --------------------- ----------- -----------------
AS8100 (Sitespan) -                                             SSOA001             2              *
     Installation, Commissioning and System Operation
--------------------------------------------------------- --------------------- ----------- -----------------
AS4000 Demand Assignment -                                       MDA001             3              *
     Installation, Commissioning and Maintenance
--------------------------------------------------------- --------------------- ----------- -----------------
AS4000 - Multiline -                                            MASM001             2              *
     Installation, Commissioning and System Operation
--------------------------------------------------------- --------------------- ----------- -----------------
AS8300 Management System -                                      EMSAS001            2              *
     System Support
--------------------------------------------------------- --------------------- ----------- -----------------
AS8300 Management System -                                      EMOAS001            2              *
     System Operators
--------------------------------------------------------- --------------------- ----------- -----------------
Litespan 120 - Channel Bank -                                    MLS001             2              *
     Installation, Commissioning and Maintenance
--------------------------------------------------------- --------------------- ----------- -----------------
CP600/800 -                                                      CP601              2              *
     Operations and Maintenance
--------------------------------------------------------- --------------------- ----------- -----------------


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DOCUMENTATION:

Initial documentation is provided free-of-charge. If however Suntel require Airspan to provide additional Documentation Sets these are available at the following contract prices:
- PAPER BASED = *
- CD-ROM BASED = *


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX 6 - DISCOUNT TABLE
------------------------

The prices for this project are given in Annex 4 and 5. No additional discounts are provided.

ANNEX 7 -  EQUIPMENT AND SOFTWARE
---------------------------------

INFRASTRUCTURE:

The WLL System infrastructure (Central Terminals and Access Concentrators) are designed to support 5,000 lines (or ISDN / Data equivalents). This is achieved using a Base Station (Central Terminal) and Switch (Access Concentrator) configuration as shown below.


                            [GRAPHIC APPEARS HERE]


            The Initial 5k Infrastructure - Operates 9 RF Channels.

Each Base Station consists of 6 Racks.

Three racks contain an RF Combiners, and two Fixed Assigned (FA) Modem Shelves for ISDN and Data. The RF Combiner is equipped with Dual DIP/LNA enabling two antennas per RF Combiner.

The other three racks contain one Demand Assigned (DA) Modem Shelf and one rack alarm. Space is available for an upgrade to two Demand Assigned Modem Shelves.

Each Base Station operates from 6 Directional Antennas. The Antennas are high gain and have an HPBW of 65 degrees.

Each Base Station is supported by its own Access Concentrator.

Access Concentrators are installed at two locations, 4 Access Concentrator in two racks on one switch site, and 5 Access Concentrators in 3 racks on another.

Each Base Station is linked back to the swith site using
9, 2Mbit/s G.703 / G.704 transmission links.

SUBSCRIBER TERMINALS:
The Subscriber terminals offered within this contract are described below. They support a mix of services and lines per terminal.
o  Dual-line POTS internal Subs Terminals
o  ISDN 2B+D internal Subs Terminals
o  128kbps Leased Line Data Terminal
o  16-line POTS internal Subs Terminals


DUAL LINE VOICE SUBSCRIBER TERMINAL

[GRAPHIC APPEARS HERE]

o  External Antenna
o  Separate Indoor Interface Unit (in either a Metal or Plastic Enclosure)
o  Includes Battery Backup.
o  Separate PSU
o  Full Mgmt Functionality (Line Test, RX/TX Level / Loopbacks)


MULTIPLE LINE VOICE TERMINALS (16-LINE)

[GRAPHIC APPEARS HERE]

o  Modular multi-service solution (Voice, ISDN and Data)
o  External Antenna(s)
o  Separate Interface Unit
o  Wide variety of interface options (Configured with 16 Telephone Lines)
o  Separate PSU
o  Full Mgmt Functionality (Line Test, RX/TX Level / Loopbacks)

BASIC RATE ISDN TERMINALS

[GRAPHIC APPEARS HERE]      or       [GRAPHIC APPEARS HERE]

o  So interface
o  Full ISDN Powering Classes
o  Wall or Pole Mounted
o  Full Mgmt Functionality (ISDN Test Functions, RX/TX Level / Loopbacks)
o  (Phase 1 ISDN terminals shall only be External Design)



DIGITAL LEASED LINE TERMINALS

[GRAPHIC APPEARS HERE]  or     [GRAPHIC APPEARS HERE]

o  120 ohm Twisted Pair Physical Interface    -  Includes integrated RS.530 I/F)
o  G.703 / G.704 2Mbit/s Fractional E1        -  Interface converter not needed
o  Multiple Power Supply Options              - V.35 and X.21 cable options
o  Wall or Pole Mounted                       - As D128
o  Full Mgmt Functionality (RX/TX Level)
o  V.35 or X.21 with optional converter
(Phase 1 Data terminals shall only be External Design with Optional Data Converter)

SURVEY TOOL / INSTALLATION AID

The Airspan Survey Tool provides for the efficient planning of CRU location at the Subscriber Terminal. It may also be used as a tool for surveying the signal coverage area of a given Central Terminal.

            [GRAPHIC APPEARS HERE]         [GRAPHIC APPEARS HERE]

It consists of a telescopic mast attached to a tripod base, CRU, Drop Cable, and a Test Box. The mast is erected as near to a probable CRU location as possible and is raised to the mounting height of the CRU. The CRU is panned to assess the signal strength at that location. The test box gives a readout of the values of AGC and Power Control readings that can be related to the levels recorded on the CRU calibration label. Details of the position, height, and panning angle can then be recorded for use by the installer.

LEVEL CONTROL UNIT

The Level Control Unit (LCU) can be used in two ways. This first is for system commissioning the second is the ongoing maintenance of a System. The LCU basic operation is poll each modem shelf (RF channel) on a hourly or daily basis to ensure the receiver setting is at its optimum. This ensures system performance is maintained at all times.

One Level Control Unit may be shared by up to four modem shelves in a single rack.

The Level Control Unit operates by periodically acquiring a full low rate RF downlink / uplink through RF cabling coupled into the CT transmit / receive antenna ports. Knowledge of the path loss between the Level Control Unit and RF antenna port allows the LCU to instruct the Shelf Controller to adjust RF receive level as required.

The level control unit is an optional item



           [GRAPHIC APPEARS HERE]             [GRAPHIC APPEARS HERE]

ANNEX 8 - OPTIONAL EQUIPMENT AND SOFTWARE
-----------------------------------------

Radio Planning Tool - AirPlan

Radio Planning and Network Design for an Airspan deployment is based on the use of AirPlan, Airspan's RF Planning Tool. AirPlan is a software tool that runs on a Unix workstation that allows the operator to predict the radio coverage Airspan equipment will attain in any given area. The results of the planning process will be both a paper representation (in the form of reports and coverage maps) and a Digital Model developed on AirPlan. The ongoing operational management and extension of the Airspan network can be based on the use of this software.

Two versions of the software are available for purchase

AirPlan Lite      =        50 Sites (Max. 150 Central Terminals).
AirPlan           =        500 Sites (Max. 1500 Central Terminals)

The hardware computer platform for AirPlan is based on an industry standard Unix Workstation from Sun Microsystems

Configuration suitable for AirPlan or AirPlan Lite
SUN Sparcstation or HyperSparc
-  512MB RAM
-  Turbo GX+
-  20" Colour Monitor
-  Internal 3.5 floppy
-  Solaris 2.4
-  5 GB DAT drive
-  9 GB Hard Drive
-  CD-ROM
Other equipment such as printers and plotters can be quoted and supplied on request.

ANNEX 9 -  TURN-KEY SERVICES
----------------------------

Airspan will undertake the following services as part of this contract:

Pre-Deployment Site Surveys
---------------------------
-   Physical Survey for Installation Purposes
-   Radio Survey


Pre-Deployment Radio Planning
-----------------------------
-   Radio Measurement Survey
-   Extended Frequency Sweep
-   Initial Coverage Predictions


Pre-Deployment Training
-----------------------
-   Installation Training (CT, AC and ST)
-   Management System


Physical Installation (6 Sectored Base Station)
-----------------------------------------------
-   Transportation of equipment to site.
-   Fabrication of Antenna Mounting Hardware
-   Antenna Rigging
-   Feeder Installation
-   Grounding to existing points
-   Cabling (Power, Signal, Mgmt)
-   Rack Mounting

System Commissioning (6 Sectored Base Station)
----------------------------------------------
-   Load Plug-ins
-   Initial Datafill
-   RF Set-up
-   Integration with host Access Concentrator / Switch


Site Acceptance Testing - Commissioning Tests (6 Sectored Base Station)
----------------------------------------------------------------------
-   Commissioning Tests
-   Site Functionality Tests
-   Site Parametric Tests
-   Integration Tests
-   ST Installations (one per RF Channel)
-   Site Coverage Tests


Physical Installation (Access Concentrator)
-------------------------------------------
-   Grounding
-   Cabling (Power, Signal, Mgmt)
-   Rack Mounting


System Commissioning (Access Concentrator)
------------------------------------------
-   Load Plug-ins
-   Initial Datafill
-   Integration with Base Stations / Host Switch

Post Deployment Radio Planning - System Optimisation
----------------------------------------------------
-   Radio Measurement Surveys
-   Calibrated Coverage Predictions
-   Base Station Datafill Optimisation


Pre-Deployment Training
-----------------------
-   Subscriber Terminal Installation
-   Operations and Maintenance (CT, AC and ST)
-   Operational Fault Finding


System Acceptance Testing - on 9 Base Station Network
-----------------------------------------------------
-   System Functionality Tests
-   Operational Tests
-   OA&M Tests

ANNEX 9 -- TURNKEY SERVICES
---------------------------

SERVICES -- INSTALLATION AND COMMISSIONING

Based on the assumptions given previously

5,000 Line Capacity using 9 Cell Sites.

Works are quoted on the basis of sharing sites with the existing WLL deployment. It is assumed that:

Sufficient space is available within the existing shelter/cabin.

Tower/Masts exist and space is available for the Airspan Antenna Systems.

-48V DC Battery Backed Power, Grounding and Light are available at all sites.

Environmental conditioning systems are available and rated to support up to an additional 3000W.

Access to the sites is good.

All permissions are obtained by Suntel.

SERVICES - SUBSCRIBER TERMINAL

No installation prices are offered for Subscriber Terminal Installation. This is assumed to be the responsibility of Suntel.

SERVICES RELATED TO INSTALLATION AND COMMISSIONING

In the case where additional works are required before Installation and Commissioning take place. The following charges will apply (Final quotation will occur after a site survey has been conducted).


DC Power Systems
48V DC Power System (from 220V AC)
Rated for 1500W
Total = *

Installation of DC Power System
Installation of Power System to site 220V AC supply
All Install Materials
Total = *

Battery Backup System
To support -48V DC Supply at 1500W
8 Hours backup
Total = *

Installation of Battery Backup System
Installation of Power System to site 220V AC supply
All Install Materials
Total = *

Air Conditioning System
Rated to support up to 6 CT Racks
Total = *

Installation of Air Conditioning System
Powered from 220V AC supply
All Install Materials
Total = *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MAINTENANCE AND SUPPORT CHARGES

The annual maintenance fees are based on the delivered volume of equipment.

The Annual service fees are defined as follows;
0 - $10M                 = 2.5% of the volume
$10M - $40M       = $250,000 plus 1.3% of the volume exceeding $10M
40M and above            = $640,000 plus 1% of the volume exceeding $40M

The maintenance fee is calculated using the cumulative volume at the end of the previous 12 month period.

OTHER MANDATORY SERVICES

Project Management
Turn-key responsibility for the project will require Airspan to create local project supervision and support resources. The price for these resources will be based on the volume of equipment delivered.

The price for the 5k (Initial) shall be;
  *   plus 0.5% of equipment value shipped above  *

The price for the 10k (Upgrade) shall be;
  *   plus 0.5% of equipment value shipped above  *

Alternatively;

The price for the 15k (One-Time Project) shall be;
  *   plus 0.5% of equipment value shipped above  *

The equipment value for this calculation is based on the cumulative volume of shipped equipment at the end of the previous 12-month period.


Radio Planning and Network Design
The Radio Planning and network design phase shall be immediately after contract signature. The activity will span the whole life cycle of the project.

The planning process will include the following activities:
-   Site/Deployment Area Visit(s)
-   Creation of Digital Terrain and Clutter Databases
-   A Radio Measurement Survey
-   Definition of Deployment Parameters
-   Propagation Predictions
-   Equipment Definition
-   Site Acquisition
-   Network Deployment Plan - Final Report

THE PRICE FOR 5k INITIAL PLUS 10k UPGRADE OR THE 15k RADIO PLANNING AND NETWORK DESIGN SERVICES SHALL BE *.

In addition Airspan Communications will obtain a digital database of Greater Colombo, Sri Lanka, based on Satellite Photography and local mapping sources. THE COST OF THIS DIGITAL DATABASE SHALL BE *. Suntel must purchase this database at the end of the project.

Site Survey for Radio Planning/Installation Design
A detailed site survey of all locations planned for deployment must be completed immediately after contract signature. This activity will finalise the site build plan and confirm any additional works required to prepare the sites for installation.

The cost per day of the site Survey shall be *. It is estimated that 60 working days will be required to survey all the proposed sites. THIS IS A TOTAL COST OF *.

Acceptance Testing
Systems Acceptance procedures must be defined before installation works commence. The cost for Acceptance Testing shall be as follows:

Price per day for acceptance testing = *
-  Site Acceptance (10 sites) = *
-  Mgmt System Acceptance = *
-  System Acceptance (all sites) = *

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The price for the 5k (Initial) Grand Total = *

The price for the 10k (Upgrade) Grand Total = *

GRAND TOTAL ACCEPTANCE COSTS FOR 5k + 10k = *

OR

The price for the 15k (One-Time Project) Grand Total = *


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex 10 - Training
-------------------

TRAINING SCHEDULE

Two training courses are provided as part of the contract.

The first course (pre-deployment) shall be two weeks in duration and shall be limited to 12 students. This course may be held at either at an Airspan Communications location in the UK or at Suntel in Colombo, Sri Lanka. If the training is held in the UK, Suntel are responsible for all travel and living expenses.

The second course (post-deployment) shall consist of ST Installation and Maintenance and System Operation and Maintenance and shall be 1 week in duration. This course shall be held in Colombo, Sri Lanka.

The contents of the first training course may be selected from the list below.

-----------------------------------------------------------------------------------------------------------------
COURSE TITLE                                                   COURSE NUMBER                  DURATION OF
                                                                                             COURSES (DAYS)
-----------------------------------------------------------------------------------------------------------------
AS4000 Appreciation                                                AS001                           1
-----------------------------------------------------------------------------------------------------------------
AS4000 -                                                          MAS001                           5
Installation, Commissioning and Maintenance
-----------------------------------------------------------------------------------------------------------------
AS4000 Subscriber Terminals (ST) -                               STMAS001A                         1
Installation, Commissioning and Maintenance                      STMAS001B                         1
                                                                 STMAS001C                         1
-----------------------------------------------------------------------------------------------------------------
AS4000 Subscriber Terminals (ST) -                              VSTMAS001A                         1
Installation, Commissioning and Maintenance                     VSTMAS001B                         1
                                                                VSTMAS001C                         1
-----------------------------------------------------------------------------------------------------------------
AS4000 Central Terminal (CT) -                                   CTCAS001                          3
Installation and Commissioning
-----------------------------------------------------------------------------------------------------------------
AS4000 Central Terminal (CT) -                                   CTMAS001                          2
Maintenance
-----------------------------------------------------------------------------------------------------------------
AS8100 (Sitespan) -                                               SSOA001                          2
Installation, Commissioning and System Operation
-----------------------------------------------------------------------------------------------------------------
AS4000 Demand Assignment -                                        MDA001                           3
Installation, Commissioning and Maintenance
-----------------------------------------------------------------------------------------------------------------
AS4000 - Multiline -                                              MASM001                          2
Installation, Commissioning and System Operation
-----------------------------------------------------------------------------------------------------------------
AS8300 Management System -                                       EMSAS001                          2
System Support
-----------------------------------------------------------------------------------------------------------------
AS8300 Management System -                                       EMOAS001                          2
System Operators
-----------------------------------------------------------------------------------------------------------------
Litespan 120 - Channel Bank -                                     MLS001                           2
Installation, Commissioning and Maintenance
-----------------------------------------------------------------------------------------------------------------
CP600/800 -                                                        CP601                           2
Operations and Maintenance
-----------------------------------------------------------------------------------------------------------------

TRAINING COURSES

The following section provides an overview of the available courses. Additional information may be provided on request.

                                     AS4000
                                  APPRECIATION

COURSE NUMBER:      AS001
DURATION:           1 DAY
CLASS SIZE:         MIN 6  MAX. 12

INTENDED AUDIENCE:  This course is intended for any personnel desiring a conceptual understanding of the AIRSPAN AS4000 system.
                    This course provides an overview of the system for those individuals who do not require the in-depth technical training provided in the AS4000 installation, commissioning or maintenance courses.

PREREQUISITES:      None.

OBJECTIVES:         After completion of this course the attendee will:
                    Be aware of the benefits of Airspan, where it can be used and how it fits in with the existing network.
                    Have an understanding of the elements that make up an AS4000 system, what they do, what they look like, how they are installed and maintained.
                    Appreciate the operation of the Management System, both
                    AS8100 (Sitespan) and the AS8300 (TMN Network Manager), what they do and the differences between them
                    Be aware of the Airspan Communications support options, card repair etc.
                    Be aware of possible future developments

KEY AREAS:          Overview of AS4000
                    Functions of the system
                    System applications
                    System management
                    Documentation Practice
                    Installation and Commissioning techniques
                    Faulting Techniques

LOCATION:           UK or on-site

                                     AS4000
                  INSTALLATION, COMMISSIONING and MAINTENANCE

COURSE NUMBER:      MAS001
DURATION:           5 DAYS
CLASS SIZE:         MIN 6   MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who needs to gain the skills and techniques needed for the installation, commissioning and maintenance of the overall AIRSPAN AS4000 system.
                    This course covers all the areas included in the individual installation, commissioning and maintenance courses with the exception of the AS8300 Management System

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.
                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES &        AS COVERED UNDER:
KEY AREAS:
                    Subscriber Terminal (ST)
                                   Installation/Commissioning and Maintenance
                                   (STMAS001A, B or C)
                    Central Terminal (CT)
                                   Installation and Commissioning
                                   (CTCAS001)
                    Central Terminal (CT)
                                   Maintenance
                                   (CTMAS001)
                    AS8100 SiteSpan
                                   Installation/Commissioning and Operation
                                   (SSOA001)

LOCATION:           UK or on-site

                                     AS4000
                             SUBSCRIBER TERMINAL -
                  INSTALLATION, COMMISSIONING and MAINTENANCE

COURSE NUMBER:      STMAS001A  for  ST-V2
                    STMAS001B  for  ST-D128
                    STMAS001C  for  ST-I1
DURATION:           1 DAY (per ST)
CLASS SIZE:         MIN 6  MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who need to gain the skills and techniques needed for the installation, commissioning and maintenance of the Subscribers Terminal equipment.

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.
                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:         After completion of this course the attendee will:
                    Understand the requirements of the access network and the benefits AIRSPAN AS4000 offers.
                    Have an basic understanding of the functions carried out by both the Central Terminal and Management Systems.
                    Be aware of, and interpret, the available documentation.
                    Be able to install and commission a Subscribers Terminal.
                    Understand the faulting techniques and indications.
                    Be aware of any system specific safety requirements.
                    Be able to identify and replace FRUs.

KEY AREAS:          Overview of Airspan AS4000
                    System Safety/Other Training Requirements
                    Introduction to Subscribers Terminal Equipment
                    Documentation
                    Installation Techniques for Subscribers Terminal Equipment
                    Commissioning Subscribers Terminal
                    Faulting Techniques
                    Changing Field Replaceable Units

LOCATION:           UK or on-site

                                     AS4000
                             SUBSCRIBER TERMINAL -
                  INSTALLATION, COMMISSIONING and MAINTENANCE
            This Course Is Under Development (for information only)

COURSE NUMBER:      VSTMAS001A  for  ST-R1
                    VSTMAS001B  for  ST-R2
                    VSTMAS001C  for  ST-L128
DURATION:           TBD
CLASS SIZE:         MIN 6  MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who need to gain the skills and techniques needed for the installation, commissioning and maintenance of the Subscribers Terminal equipment.

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.
                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:         After completion of this course the attendee will:
                    Understand the requirements of the access network and the benefits AIRSPAN AS4000 offers.
                    Have an basic understanding of the functions carried out by both the Central Terminal and Management Systems.
                    Be aware of, and interpret, the available documentation.
                    Be able to install and commission a Subscribers Terminal.
                    Understand the faulting techniques and indications.
                    Be aware of any system specific safety requirements.
                    Be able to identify and replace FRUs.


KEY AREAS:          Overview of Airspan AS4000
                    System Safety/Other Training Requirements
                    Introduction to Subscribers Terminal Equipment
                    Documentation
                    Installation Techniques for Subscribers Terminal Equipment
                    Commissioning Subscribers Terminal
                    Faulting Techniques
                    Changing Field Replaceable Units

LOCATION:           UK or on-site

                                     AS4000
                               CENTRAL TERMINAL -
                         INSTALLATION and COMMISSIONING

COURSE NUMBER:      CTCAS001
DURATION:           3 DAYS
CLASS SIZE:         MIN 6   MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who need to gain the skills and techniques needed for the installation and commissioning of the Central Terminal (CT).

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.
                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:         After completion of this course the student will:
                    Understand the requirements of the access network and the benefits AIRSPAN AS4000 offers.
                    Have an understanding of the functions carried out by both the Subscriber Terminal and Management Systems.
                    Be able to install and commission a Central Terminal.
                    Be aware of, and interpret, the available documentation.
                    Understand the faulting techniques and indications.
                    Be aware of any system specific safety requirements.
                    Be able to identify and replace FRUs.

KEY AREAS:          Overview of AIRSPAN AS4000
                    SAFETY/Other Training Requirements
                    Introduction to Central Terminal Equipment
                    Installation Techniques for Central Terminal Equipment
                    Commissioning the Central Terminal
                    Configuration (using AS8100)
                    Changing Field Replaceable Units
                    Connection to appropriate Management System

LOCATION:           UK or on-site

                                     AS4000
                               CENTRAL TERMINAL -
                                  MAINTENANCE

COURSE NUMBER:      CTMAS001
DURATION:           2 DAYS
CLASS SIZE:         MIN 6   MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who need to gain the skills and techniques needed to maintain the Central Terminal (CT).

PREREQUISITES:      The attendees are expected to have a general knowledge of
                    transmission systems, their basic functionality, installation procedures and testing.
                    Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:         After completion of this course the student will:
                    Understand the requirements of the access network and the benefits AIRSPAN AS4000 offers.
                    Have an understanding of the functions carried out by both the Subscriber Terminal and Management Systems.
                    Be aware of, and interpret, the available documentation.
                    Understand the faulting techniques and indications.
                    Be aware of any system specific safety requirements.
                    Be able to identify and replace FRUs.
                    Be able to reconfigure the Central Terminal using AS8100
                    Sitespan

KEY AREAS:          Overview of AIRSPAN AS4000
                    SAFETY/Other Training Requirements
                    Introduction to Central Terminal Equipment
                    Documentation Practice
                    Faulting Techniques
                    Configuration (using AS8100)
                    Changing Field Replaceable Units

LOCATION:           UK or on-site

                              AS8100 (SITESPAN) -
                INSTALLATION, COMMISSIONING and SYSTEM OPERATION

COURSE NUMBER:      SSOA001
DURATION:           2 DAY
CLASS SIZE:         MIN 4 - MAX 6

INTENDED AUDIENCE:  This course is designed for personnel who needs to gain the skills and techniques needed to install and use AS8100 (Sitespan) to monitor the performance or configure the AIRSPAN network.

PREREQUISITES:      Be fully conversant with the support procedures employed in the environment where the Sitespan will be located. Be fully conversant with Windows NT operating system
                    An understanding of the Airspan AS4000 system and its operation.

                    It is expected that this course will be incorporated with the CT courses (CTMAS001/CTCAS001) or overall MAS001 course.

OBJECTIVES:         After completion of this course the attendee will:
                    Understand AS8100 hardware and software requirements.
                    Have an understanding of the functions carried out by both the Central Terminal and the Subscribers Terminal.
                    Be aware of, and interpret, the available documentation.
                    Be able to install and commission AS8100.
                    Understand, and be able to interpret, messages and displays on AS8100.
                    Given the relevant information, be able to configure an AS4000 system.

KEY AREAS:                                   Overview of AIRSPAN AS4000
                    Safety/Other Training Requirements
                    Introduction to AS8100
                    Documentation Practice
                    Installation Techniques for AS8100
                    AS8100 System Operation
                    Configuration and Control of AS4000 network

LOCATION:           UK or on-site

                                     AS4000
                              DEMAND ASSIGNMENT -
                INSTALLATION, COMMISSIONING and SYSTEM OPERATION
            This Course Is Under Development (for information only)
COURSE NUMBER:      MDA001
DURATION:           TBD
CLASS SIZE:         MIN 6 - MAX 8

INTENDED AUDIENCE:  This course is designed for personnel who needs to gain the skills and techniques needed to install and maintain the AIRSPAN AS4000 Demand Assignment network.

PREREQUISITES:      An understanding of the AS4000 system and its operation.
                    It is expected that this course will be incorporated with the CT courses (CTMAS001/CTCAS001) or overall MAS001 course.

OBJECTIVES:         After completion of this course the attendee will:
                    Understand demand assignment hardware and software requirements.
                    Have an understanding of the functions carried out by the access concentrator.
                    Be aware of, and interpret, the available documentation.
                    Be able to install and commission equipment.
                    Understand, and be able to interpret, messages and displays on Sitespan.
                    Given the relevant information, be able to configure an AS4000 Demand Assignment system.

KEY AREAS:          Overview of AIRSPAN AS4000
                    Safety/Other Training Requirements
                    Introduction to Demand Assignment Equipment
                    Documentation Practice
                    Installation Techniques for Demand Assignment
                    AS8100 System Operation
                    Configuration and Control of AS4000 DA network

LOCATION:           UK or on-site

                              AS4000 - MULTILINE
                  INSTALLATION, COMMISSIONING and MAINTENANCE

COURSE NUMBER:           MASM001
DURATION:                2
CLASS SIZE:              MIN 4  MAX 6

INTENDED AUDIENCE:       This course is designed for personnel who needs to gain
                         the skills and techniques needed for the installation, commissioning and maintenance of the overall AS4000
                         MULTILINE system.

PREREQUISITES:           This course is intended to be complementary to MAS001
                         and MLS001, and as such should be attended immediately after completion of these courses.

OBJECTIVES               After completion of this course the attendee will:
                         Understand AS4000 and Litespan hardware and software requirements.
                         Have an understanding of the functions carried out by both the Central Terminal and the Subscribers Terminal.
                         Be aware of, and interpret, the available documentation.
                         Be able to install and commission a Multiline system.
                         Understand, and be able to interpret, messages and displays on AS8100.
                         Given the relevant information, be able to configure a Multiline system.

KEY AREAS:               Differences between Multiline and AS4000 (core) system.
                         Litespan configuration
                         Litespan installation, hardware and software configuration

LOCATION:                UK or on-site

                                    AS8300
                              MANAGEMENT SYSTEM -
                                SYSTEM SUPPORT

COURSE NUMBER:           EMSAS001
DURATION:                2 DAYS
CLASS SIZE:              MIN 4  MAX 6

INTENDED AUDIENCE:       This course is designed for personnel who need to gain
                         the skills and techniques needed to support the AS8300 operation.

PREREQUISITES:           Be fully conversant with the support of
                         hardware/software in the environment where the AS8300 will be located.

OBJECTIVES:              After completion of this course the attendee will:
                         Be able to install and configure the AS8300.
                         Understand the AS8300 functions and platform services
                         Carry out basic problem solving/troubleshooting
                         Understand, and be able to carry out, database functions, archiving and back-ups
                         Have an understanding of the data network requirements

KEY AREAS:               Overview of AIRSPAN AS4000
                         Safety/Other Training Requirements
                         Introduction to AS8300 Equipment
                         Documentation Practice
                         Installation Techniques
                         Initiation and Configuration
                         AS8300 System Management
                         Configuration and Monitoring of AS4000
                         Faulting Techniques

LOCATION:                UK or on-site

                                    AS8300
                              MANAGEMENT SYSTEM -
                               SYSTEM OPERATORS

COURSE NUMBER:         EMOAS001
DURATION:              2 DAYS
CLASS SIZE:            MIN 6  MAX 8

INTENDED AUDIENCE:     This course is designed for personnel who needs to gain
                       the skills and techniques needed to use the AS8300 to monitor the performance or configure the AIRSPAN AS4000 system from a central location.

PREREQUISITES:         Be fully conversant with the support procedures
                       employed in the environment where the AS8300 will be located.

OBJECTIVES:            After completion of this course the attendee will:
                       Understand the HCI features and principles of use
                       Be able to carry out circuit and equipment configuration
                       Be conversant with the monitoring and control functions

KEY AREAS:             Overview of AIRSPAN AS4000
                       Safety/Other Training Requirements
                       Introduction to AS8300 Equipment
                       Documentation Practice
                       AS8300 System Operation
                       Logging On/Off
                       Network Configuration
                       Fault/Error Reports

LOCATION:              UK or on-site

                          LITESPAN 120 - CHANNEL BANK
                  INSTALLATION, COMMISSIONING and MAINTENANCE

COURSE NUMBER:           MLS001
DURATION:                2 DAYS
CLASS SIZE:              MIN 6  MAX 8

INTENDED AUDIENCE:       This course is designed for personnel who needs to gain
                         the skills and techniques needed to install, commission or maintain a Litespan 120 as a channel bank

PREREQUISITES:           The attendees are expected to have a general knowledge
                         of transmission systems, their basic functionality, installation procedures and testing.
                         Suitable (company accredited) training to ensure safe and correct working practice is employed for the type of environment encountered at equipment locations.

OBJECTIVES:              After completion of this course the attendee will:
                         Understand the features and principles of use
                         Be able to carry out circuit and equipment configuration
                         Be conversant with the monitoring and control functions

KEY AREAS:               Overview of LITESPAN 120
                         Safety/Other Training Requirements
                         Introduction to SA8100 management system
                         Documentation Practice
                         System Operation
                         Logging On/Off
                         Network Configuration
                         Fault/Error Reports

LOCATION:                UK or on-site

                                   CP600/800
                          OPERATIONS AND MAINTENANCE
            This Course Is Under Development (for information only)

COURSE NUMBER:           CP601
DURATION:                2 DAYS
CLASS SIZE:              MIN 6  MAX 10

INTENDED AUDIENCE:       This course is designed for personnel who need to
                         support, maintain and configure the CP600/800 equipment. Provide new configurations, install and commission new modules.

PREREQUISITES:           General appreciation of Telecom network requirements.
                         Appreciation of general telecommunications terminology and techniques

OBJECTIVES:              After completion of this course the attendee will be
                         able to:
                         Outline the frame structure of a 2Mbit/s digital signal and international signalling systems (i.e. DPNSS, CCS, CAS).
                         Describe the meaning of typical digital alarms
                         Describe basic faulting techniques
                         Outline the functions of the CP600/800
                         Outline the functions of each module (e.g. ISDN, F/Relay, etc.)
                         Given configuration and mapping requirements, perform the appropriate operations to configure and commission new modules.

KEY AREAS:               Digital transmission overview
                         CP600/800 `system' support and maintenance
                         System applications
                         Operational Maintenance
                         Functional Requirements
                         Alarms and Trouble Shooting

LOCATION:                UK or on-site


ANNEX 11 -  Documentation
-------------------------

One paper set, and one CD-ROM of the Full Documentation Set shall be provided free-of-charge. Suntel shall have the rights to make limited copies of this documentation for internal purposes only.

The full set of documentation is as follows;

Document #         AS4000 Fixed Assignment
                   -----------------------
605-0000-430       System Overview
605-0000-431       Operations And Maintenance
605-0000-432       Central Terminal - I & C
605-0000-433       Central Terminal - Antenna/Feeder I & C
605-0000-435       Material Return and Repair
605-0000-436       Subscriber Terminal - I & C
605-0000-428       Central Terminal - Level Control Unit Operators Manual

                   AS4000 Demand Assignment
                   ------------------------
605-0000-450       DA System Overview

605-0000-452       DA Central Terminal - I & C
605-0000-453       Access Concentrator - I & C
605-00-454         DA Subscriber Terminal - I & C
605-00-455
                   AS8100 Sitespan
                   ---------------
605-0000-427       AS8100 Sitespan
605-0000-449       AS8100 Release Description

In addition to the Standard documentation set, Airspan shall also provide details of all Base Station, Access Concentrator and Sitespan configurations in the following reports:

1)  Site Survey Report
2)  Initial Pre-Deployment Radio Planning Report
    .  Pre-deployment Coverage Predictions
    .  Extended Frequency Sweep Reports (If required).
3)  Base Station Construction Report
    . Includes "As Built" documentation showing positions of all CT and AC racks, Cables, Antenna Feeders and Tower mounting positions, and shall also include diagrams showing all interconnection wiring.
4)  Site Acceptance Test Report (for each Base Station)
5)  Post Deployment Radio Planning Report
    .  with Coverage Predictions and Service Area definitions
    .  with Base Station Optimisation recommendations
6)  System Acceptance Test Report

ANNEX 12 -  Spare Parts
-----------------------

The spare parts required to implement and maintenance the network defined by this contract are as follows:

Airspan shall hold these spare parts during the 18 month Warranty period, which starts after System Acceptance. Spares are provided according to Clause 10.1 and
10.3 in the main contract. After this Warranty period has expired Suntel must either;

1)  Purchase a Set of Spares
2)  Purchase the Spares Management Service.

Spare parts marked with a * shall be held at Suntel's premises to ensure that the replacement part is available immediately.

Physical Racks and Shelves                                                 Qty
--------------------------                                                 ----
mech-rack                      rack+ cabling                                1
mech-comb                      combiner shelf                               1
mech-fa4                       4 fa modem shelves                           -
mech-da2                       2 da ct or ac shelves                        -
mech-da1                       1 da ct or ac shelf                          -
rack-alarm                     alarm unit for AC or CT expansion rack       1
mech-dashelf                   DA Modem shelf                               1
mech-da-ctrack                 DA CT Rack c/w comb shelf & 2 DA shelves
mech-da-ctexp                  DA CT Expansion Rack c/w 2 DA shelves
mech-acrack                    AC Rack c/w 1 AC shelf
mech-fa-ctrack                 FA CT Rack
mech-fa-ctrack4                FA CT Rack c/w comb shelf & 4 x MS
mech-acshelf                   AC shelf                                     1

Plug-in Units
-------------
rf-combmon                     RF Combiner Monitor + psu                    1
rf-combpsu                     RF Combiner psu                              -
rf-pa          c               Power amp C band                             3*
rf-pa          s               Power amp S band                             -
rf-pa          x               FA CT Power amp X band                       -
rf-psu                         rf shelf PSU                                 6

rf-txf         c                      RF TX filter C band                                        -
rf-txf         s                      RF TX filter S band                                        -
rf-txf         x                      RF TX filter X band                                        -
rf-diplna      c                      rf DIP/LNA C band (Suitable for Dual DIP/LNA Combiner)     6*
rf-diplna      s                      rf DIP/LNA S band                                          -
rf-diplna      x                      rf DIP/LNA X band                                          -
rf-rf          c                      rf card C band                                             6*
rf-rf          s                      rf card S band                                             -
rf-rf          x                      rf card X band                                             -
lcu                                   Level control unit, cables and splitters                   1
fa-sc                                 FA Shelf Controller                                        4
fa-modem                              FA Modem Card                                              8
fa-au                                 FA Analogue card                                           4*
fa-tu                                 FA TU                                                      4*
da-tu                                 DA TU card (XTU/CTU/DTU)                                   3*
da-sc                                 DA Shelf Controller (CT & AC)                              3
da-modem                              DA Modem Card                                              6
da-au                                 DA AU card                                                 3*
da-modem-psu                          DA Modem Shelf PSU                                         6
ac-xtu                                AC XTU card                                                2*
ac-ctu                                AC CTU card                                                2*
ac-tu8                                AC TU8 Card                                                2
ac-sc                                 AC Shelf Controller                                        2
ac-psu                                AC Shelf PSU                                               4
ac-cu                                 32kbit/s ADPCM Compression Unit                            -

Antenna Systems
---------------
ct-ant-dir65                          65 deg Directional Antenna                                 2
ct-ant-install                        Installation Kit                                           2
ct-ant-feeder                         antenna feeder cable (2x50m, shipped as 100m reel)         -

Subscriber Terminals
--------------------
st-ext-i1                             Outdoor CRU (ST-I1)                                        3
st-int-r2                             ST-R2 Int. Terminal+Antenna+Cable+PSU                     10
st-int-b1                             ST-B1 Int. Terminal+Antenna+Cable+PSU                      3
st-int-r16                            ST-R16 Int. Terminal+Antenna+Cable+PSU                     1
st-int-l128                           Indoor D128 Terminal+Antenna+Cable+PSU+I/f converter       3
st-ext-d128                           Outdoor CRU (ST-D128)                                      3

Subscriber Terminal Accessories
-------------------------------
st-cable                              Drop Cable (CRU)                                           6
st-acpsu                              Indoor PSU (type 4) with batteries                         2
st-brickpsu                           Indoor PSU w/o battery backup                              -
st-bat                                Battery (pair) (CRU)                                       5
st-jb                                 Junction Box                                               5
st-aclead                             Mains Lead                                                 5
st-converter                          Converter Unit for D128                                    3
st-test-lead                          Test Access leads                                          5
st-80m-drop-kit                       CRU & CP bracket, cable grips, 80m drop cable, kit         5
st-d128psu                            Uprated D128 PSU w 80m drop capability                     2

ANNEX 13 -  Test Equipment
--------------------------

Airspan shall provide two (2) sets of the Test equipment, free of charge, to enable Suntel to maintain and operate the Airspan WLL System. This Test equipment is defined below:

All other Test equipment that Airspan may choose to use during the turn-key construction of the network shall be taken back by Airspan after System Accepatance.

Required Tools for Central Terminal and Access Concentrators
------------------------------------------------------------
 .  Combination Spanners: 8 mm, 13 mm, 17 mm, & 19 mm.
 .  Spirit Level: 18 inch.
 .  Pozidriv:  No 1 x 75 mm.
 .             No 2 x 100 mm
 .             No 3 x 150 mm.
 .  Screwdriver, flat blade: 3 mm x 100 mm.
 .  Screwdriver, flat blade: 5.5 mm x 100 mm.
 .  Screwdriver, flat blade: 8 mm x 150 mm.
 .  Hammer, Ball Pein: 1lb.
 .  Drill Bits, Masonry: 11 mm, 12 mm, 13 mm.
 .  Ratchet Crimp Tool for red, blue and yellow insulated crimps.
 .  Crimp Tool type 6A with VQ dies for co-ax connectors.
 .  Cordless Drill/Driver.

Required Equipment for Central Terminal
---------------------------------------
 .  Digital Multimeter     Fluke 77 or similar
 .  Coupler Test Lead      Lead with SMA connector
 .  RF Power Meter         Marconi  6970
 .  Power Sensor           Marconi  6932

Note: If commissioning a CT without an LCU, a test CRU is required with the following additional test equipment.
 .  1 x Test CRU                     ACC("Battleship CRU") Part No.: 503-0300-001
 .  4 x 30dB Attenuators;            1W Suhner 6830-19-A
 .  1 x 11dB Variable Attenuator     HP8499B
 .  3 x 2 Way Power Divider          Narda 4313-2
 .  1 x 50 ohm Termination 1W        Suhner 65 SMA-50-0-1
 .  1 x 50 ohm Termination 15W       Suhner 6515.17.A
 .  2 x Adaptor;  N-SMA              Suhner 33N-SMA-50-1
 .  1 x Adaptor;  N-SMA              Suhner 31N-SMA-50-1
 .  1 x Adaptor;  Female-Female      Suhner 32 SMA-50-0-1
 .  5 x Co-ax Cables                 Suhner Sucoflex  104;  0.5m
 .  2 x Suhner Sucoflex              104;  4.0m


Required Tools for Subscriber Terminal Installation
---------------------------------------------------
 .  Combination Spanner              13mm
 .  Ratchet and Socket               17mm
 .  Spirit Level                     18 inch.
 .  Screwdriver                      Pozidrive        No 1 x 75mm
 .  Screwdriver                      Pozidrive        No 2 x 199mm
 .  Screwdriver                      Pozidrive        No 3 x 150mm
 .  Screwdriver                      Flat Blade       3mm x 100mm
 .  Hammer                           Ball Pein        1lb
 .  Ratchet Crimp Tool               for Red, Blue, Yellow Insulated Crimps
 .  Drill/driver                     Cordless - with depth gauge   Hilti
 .  Drill Bit   Masonry              6mm
 .  Drill Bit   Masonry              10mm
 .  Ladder - Triple                  Fully Extended 7 metre minimum
 .  Cable Stripping Tool             RS Standard Cable Stripper 547-442
 .  Auto Trim Termination Tool       RS Auto Trim Termination Tool 197-952

Required Equipment for Subscriber Terminal Installation
-------------------------------------------------------
 .  Digital Multimeter      Fluke 77 or similar
 .  Test Telephone          *Note 1
 .  Compass
 .  CRU Generic Test Cable (External CRU only).
 .  2 adapters are provided per CT rack installation.  ACC 454-0000-182

Installers may not be familiar with the local environment and topographical conditions, it is necessary to provide each installer with a map of the local area. A compass for use when determining the exact bearing of the CT location is also necessary.


ANNEX 14 -  Logistics
---------------------

The responsibility for logistics during the implementation of this contract are defined below:

1)  Customs Paperwork
- Suntel are responsible for obtaining all paperwork required to permit the importation of the equipment into Sri Lanka

2) Transportation
- Airspan shall be responsible for the transportation of all goods from the UK to Colombo, Sri Lanka.
-  Airspan shall be responsible for Customs Clearance in Colombo.
-  Airspan will be responsible for the delivery of all equipment to site.

3) Access and Permissions

- Suntel shall be responsible for providing Access to all sites. Airspan shall if necessary, arrange for special equipment to enable access for the installation of equipment (for example: lifting equipment / hoists required to get Base Stations into position).

- Access shall be provided on a 24 hour a day, 7 days a week basis during the implementation of the contract (up to System Acceptance)
- Suntel shall per responsible for obtaining all permissions related to installation, radio planning and Site / System Acceptance activities of this project.
-  Suntel are responsible for obtaining all Radio Licenses and Permissions.
- Airspan shall be responsible for the cleanliness and clean-up of the site during and after site installation.
- Airspan shall be responsible for ensuring that no unplanned interruptions to other Suntel equipment at the site during site installation.
- Airspan shall also obtain permission from Suntel before any planned interruption.



ANNEX 15 -  Quality
-------------------

The attached document details Airspan Quality Management Procedures.

Airspan intends to use this methodology in the all design and assembly, installation, maintenance and repair of telecommunication equipment and systems provided to Suntel as part of this contract.

[LOGO OF AIRSPAN]

                                    Quality
                                    Manual





Approved for issue by:

Title                  Name                Signature        Date
-----                  ----                ---------        ----
Originator
Quality Manager      R.E.Woollard
____________________________________________________________________
Management
Chief Operations
Officer             Eric Stonestrom
____________________________________________________________________

____________________________________________________________________



Document History
------------------------------------------------------------------------------
Revision:        Date:      Detail
==============================================================================
A                Feb        First Release
                 `98
------------------------------------------------------------------------------

0.  Contents
------------

Content
Page.
0.     CONTENTS...........................................................  1

1.0    INTRODUCTION.......................................................  2

    1.1  Scope............................................................  2
    1.2  Purpose..........................................................  2
    1.3  Authority........................................................  2
    1.4  Issue of the Manual..............................................  2
    1.5  Review...........................................................  3

2.0    REFERENCES.........................................................  3

    2.1  Procedures.......................................................  3
    2.2  Standards........................................................  3

3.0    AIRSPAN QUALITY POLICY.............................................  3

4.0    ORGANISATION.......................................................  4

    4.1  RESPONSIBILITIES AND AUTHORITY...................................  4
    4.2  DETAILED ORGANISATION CHARTS.....................................  4

5.0    QUALITY POLICIES & RESPONSIBILITIES................................  5

    5.1  MANAGEMENT RESPONSIBILITY........................................  5
    5.2  QUALITY SYSTEM...................................................  6
    5.3  CONTRACT REVIEW..................................................  8
    5.4  DESIGN CONTROL................................................... 10
    5.5  DOCUMENT AND DATA CONTROL........................................ 12
    5.6  PURCHASING....................................................... 14
    5.7  CUSTOMER SUPPLIED PRODUCT........................................ 16
    5.8  PRODUCT IDENTIFICATION AND TRACEABILITY.......................... 17
    5.9  PROCESS CONTROL.................................................. 18
   5.10  INSPECTION AND TESTING........................................... 20
   5.11  CONTROL OF INSPECTION, MEASURING AND TEST EQUIPMENT.............. 22
   5.12  INSPECTION AND TEST STATUS....................................... 24
   5.13  CONTROL OF NON-CONFORMING PRODUCT................................ 25
   5.14  CORRECTIVE AND PREVENTIVE ACTION................................. 27
   5.15  HANDLING, STORAGE, PACKAGING, PRESERVATION AND DELIVERY.......... 29
   5.16  CONTROL OF QUALITY RECORDS....................................... 31
   5.17  INTERNAL QUALITY AUDITS.......................................... 32
   5.18  TRAINING......................................................... 33
   5.19  SERVICING........................................................ 35
   5.20  STATISTICAL TECHNIQUES........................................... 37

1.0  Introduction
-----------------

     This manual outlines the policy of the Company relating to its Quality Management System: a system of processes designed, managed and controlled to achieve quality of products and services.

     The Airspan Communications Limited Quality System is designed to operate within the requirements of BS EN ISO 9001:1994

1.1  Scope
     This Quality Manual applies to all activities performed at Airspan Communications Limited.

     It covers design and assembly, installation, maintenance and repair of telecommunication equipment and systems.

1.2  Purpose

     The purpose of this Quality Manual is to document the policies operated within the Company which have been established and implemented to assure the Quality of products and services.

     The policies are implemented by Policy and Procedure documents identified in section 5.0 of this manual.

1.3  Authority
     This manual is issued under the authority of the Chief Executive Officer.

1.4  Issue of the Manual
     Controlled copies of the Manual will be numbered and registered.

     The Quality Manager is responsible for controlling the issue of revisions of this Manual, withdrawal of obsolete information and maintenance of this Manual.

     Uncontrolled copies may be distributed to organisations or persons at the discretion of the Quality Manager. These will be current at the date of issue only and will not be subject to amendment action.

     Controlled manuals will be updated and revised as required.

1.5  Review
     The Manual will be reviewed annually and the Quality System audited over a rolling 12 month period to affirm the current practices conform to the policies set out in the manual.

2.0  References
---------------

2.1  Procedures
     As detailed in section 5. of this manual.

2.2  Standards
     BS EN ISO9001 - Quality systems:  Model for quality assurance in design, development, production, installation and servicing.

3.0  AIRSPAN QUALITY POLICY
---------------------------------

     Airspan Communications Corporation is committed to designing wireless access products that meet our customer requirements, both now and in the future; to on time delivery of defect free products and services, and to continuously evaluate the effectiveness of all processes.

     We will build a culture where quality is inherent in all our thoughts and actions, allowing creativity in design, excellence in performance and confidence in our commitments.

4.0  ORGANISATION
-----------------


4.1  RESPONSIBILITIES AND AUTHORITY
     The major functions in the Company are shown in the chart below.

                           [FLOW CHART APPEARS HERE]

                                                       --------
                                                       Chairman
                                                       --------
                                                -----------------------
                                                Chief Executive Officer
                                                -----------------------

--------------------  -----------------   ----------------   ------------------  -------------------  --------------------
Engineering Director  Product Management  Finance Director   Contracts Director  Production Director  Business Development
--------------------  ------------------  ----------------   ------------------  -------------------  --------------------
    ---------------                         ---------------   ----------                         -----------------    -----
    Quality Manager                         Human Resources   IT Manager                         Customer Services    Sales
    ---------------                         ---------------   ----------                         -----------------    -----

     Respective responsibilities, where appropriate, are defined in the relevant sections of this manual.

     This Manual will be reviewed as soon as possible following the implementation of a significant functional change in the Company.

4.2  DETAILED ORGANISATION CHARTS

     Detailed charts showing the personnel responsible for Company functions, their relative authorities and inter-relationships are created as appropriate by individual managers.

5.0       QUALITY POLICIES & RESPONSIBILITIES
---------------------------------------------


5.1    MANAGEMENT RESPONSIBILITY


5.1.1  Scope
       This policy defines the company's commitment to quality.

5.1.2  Reference
       BS EN ISO 9001 Requirement 4.1.

5.1.3  POLICY
       The quality policy of Airspan Communications is detailed in section 3 of this Manual.

       The Company is committed to achieve this policy through the implementation and maintenance of a Quality Management System. Management will ensure that the resources required to implement the Quality Management system will be identified and made available. This includes the assignment of trained personnel for management, performance of work and verification activities including internal quality audits.

       This commitment seeks continual improvement of the system. Senior management will review the Quality Management System on an annual basis to ensure its continued effectiveness.

       The Quality Management System is implemented through the Company's organisation described in section 3 of this Manual.

       The Company is committed to ensuring that all staff are adequately trained and accept responsibility for the quality of their work.

       Management will ensure that records are maintained documenting all verification, audit, assessment and review activities in the Company and recording any Customer complaints and actions taken.

5.1.4  RESPONSIBILITIES
       It is the responsibility of the Quality Manager to review the Quality Management System and to provide feedback to Senior Management at the end of each calendar year. It is the responsibility of the Chief Executive Officer to provide resources, including personnel, necessary to implement and maintain the Quality Management System.

       The Quality Manager has the executive authority and responsibility for ensuring that the quality requirements of the Company, including those of BS EN ISO 9001 are implemented and maintained in the Company.

       All managers are responsible for ensuring that their staff are conversant with the Airspan's Quality Policy and with its Quality Management System, as expressed in this Manual.

       All staff are responsible for ensuring that any complaints from the Customer are directed to the Quality department.

5.1.5  DOCUMENTS IMPLEMENTING THIS POLICY
       Refer to Section 2.0 of this Manual

       P00001 Procedure for maintaining appropriate skills within Airspan Communications
       P20005 Regional Technical Assistance Centre Operating Procedure P90006 Internal Quality Audit & Review

5.2    QUALITY SYSTEM

5.2.1  SCOPE
       This policy defines the quality system operated by Airspan Communications Limited to ensure that all products conform to specified requirements.

5.2.2  REFERENCE
       BS EN ISO 9001 Requirement 4.2.

5.2.3  POLICY
       The Company will operate a Quality Management System based on documented policies and procedures.

       The Quality System is structured in three levels.

       Level One - is documented as this Quality Manual and contains the Airspan policies and responsibilities relating to the Quality System requirements of ISO 9001. The Level One documentation is published as this manual.

       Level Two - contain the Operating Procedures of the Company that are referenced to the Quality System requirements of BS EN ISO 9001. The key documents are referred to in the various sections of this manual entitled "Documents Implementing this Policy". The Level Two documentation is published in "Procedures Manual" binders.

       Level Three - is the function specific support documentation (e.g. a local instruction), which are distributed, controlled and maintained by the function managers concerned.

       The "Quality Manuals" and "Procedures Manual" binders are distributed and maintained on a controlled basis by the Quality Department and shall be located in accessible locations on the site.

       Where appropriate to meet customer requirements, Quality Plans will be prepared. Otherwise the requirements for quality are documented by reference to the procedures identified in and from this Manual.

5.2.4  RESPONSIBILITIES
       The Quality Manager bears the prime responsibility for establishing and maintaining an effective and economic quality system.

       He will resolve any conflicts or difficulties involved in the implementation of the Quality System and will ensure that any corrective action necessary to prevent recurrences of system shortcomings or non-conformance is implemented.

       All function Managers are responsible for the proper implementation and maintenance of the Company operating procedures in their area and for such supportive documentation as may be necessary.

       It is the responsibility of all members of staff to familiarise themselves with all the current Quality System requirements and to ensure that these are observed accordingly in a timely manner.

5.2.5  DOCUMENTS IMPLEMENTING THIS POLICY

       P90000  Procedures Manual - contents
       P90004  Quality Documents Specification Control

5.3    CONTRACT REVIEW

5.3.1  SCOPE
       This policy defines the way in which customer requirements will be established and reviewed.

5.3.2  REFERENCE
       BS EN ISO 9001 Requirement 4.3

5.3.3  POLICY
       Company bids, tenders and quotations will be reviewed to ensure that the company's responses to customer requirements are as clear and concise as possible.

       Customer orders will be reviewed to ensure that the requirements are adequately defined and documented, to identify any differences between the order and the original quotation, and to determine the Company's ability to meet the specified requirements. Where a deviation from this Quality Manual is required to meet a Customer specific requirement, it shall be detailed in a Customer specific Quality Plan.

       During their progress (including post-delivery) contracts will be reviewed as often as necessary to ensure that agreed customer requirements are being met, and that any contract changes are properly agreed and documented.

       Records of contracts are maintained by the Finance Department.

       Records of bids, tenders and quotations are maintained by the Contracts Department.

5.3.4  RESPONSIBILITIES
       The Chief Executive Officer who in consultation with other directors and corporate management, is responsible for the review of the product portfolios and the review of customer specific project activities.

       The Financial Director working closely with the Contracts Department, is responsible for the co-ordination of contract review activities.

       The Financial Director is responsible for ensuring that every bid, tender, quotation and contract is properly authorised in accordance with Company policies and procedures.

5.3.5  DOCUMENTS IMPLEMENTING THIS POLICY
       P20011  Project Management Procedure
       P70003  Contract Review Procedure
       P00004  Orders Processing Procedure
       P20010  DSC Customer Service Help
       P20006  Customer Repair, Return & Warranty
       P20012  Installation Workmanship Requirements Manual

5.4    DESIGN CONTROL

5.4.1  SCOPE
This policy defines the way in which design and development will be controlled in order to comply with the Company policies and thereby satisfy the customer requirements.

5.4.2  REFERENCE
       BS EN ISO 9001 Requirement 4.4

5.4.3  POLICY
       It is the policy of the Company to design premier wireless access products, that meet our customer requirements, both now and in the future.

       In order to achieve our objectives to meet our customer requirements the design and development activities will follow a documented development lifecycle. This lifecycle covers all areas of design control from documenting requirements, up to verifying the conformance of the end product prior to release to Manufacture. To ensure the lifecycle is followed plans will be created detailing the necessary phases of the design, incl. reviews, verification & validation activities.

       Feedback from all relevant sources will be used to improve the quality of design and to identify areas for new product development. Where a product at Release to Manufacture receives such feedback it shall be the responsibility of the Engineering Organisation to perform any redesigning activities utilising the documented development lifecycle approach.

       Any design or development activity that is carried out externally will be controlled and verified in accordance with the Company's documented procedures.

       The design and development functions will be periodically and systematically audited as part of the Company's Quality System audit programme.

       Audits will be conducted both internally and externally as required.

5.4.4  RESPONSIBILITIES
       The Engineering Operations Director is responsible for establishing, implementing, validating and maintaining all equipment design and development procedures.

       It is the responsibility of the Quality Manager to ensure that internal and external design and development activities are audited in accordance with the Company's audit procedures.

5.4.5  DOCUMENTS IMPLEMENTING THIS POLICY
       P60004  Document Release & Change Control
       P60005  Firmware Verification & Release Procedure
       P60007  Software Design Specifications Guidelines
       P60008  Software Design Proving Procedure
       P60010  Software Code Walkthrough Procedure
       P60011  Preliminary Change Order Procedure
       P60012  Firmware Preliminary Change Order
       P60014  Engineering lifecycle Procedure
       P60015  Design and Document Review Procedure
       P60016  PCB Design Control Procedures
       P60018  Documenting Engineering Test Activity
       P60020  Engineering Project management Procedure
       P60021  Sustaining Engineering Procedure
       P90006  Internal Quality Audit & Review

5.5    DOCUMENT AND DATA CONTROL

5.5.1  SCOPE
       This policy defines the way in which all documentation and data forming part of the quality system will be controlled.

5.5.2  REFERENCE
       BS EN ISO 9001 Requirement 4.5

5.5.3  POLICY

       All documentation and data used to describe the control of the Quality of the Company's products and services from conception to final delivery and in-service support will be controlled.

       Such documentation and data will include Process Procedures, Instructions, Product Specifications, Drawings and Bills of Material. It shall also include any relevant documents of external origin - e.g. standards, supplier documents, and customer drawings.

       The issue and amendment control procedures will ensure that current information is available as required throughout the Company. Obsolete information will be promptly withdrawn from use and either stored in a suitable archive or destroyed. Where it is necessary to retain information for legal, knowledge preservation or reference purposes the documentation shall be clearly identified as being obsolete.

       The policy adopted for making all current key procedure documents readily available for use is described in section 5.2.3 of this Manual.

5.5.4  RESPONSIBILITIES
       It is the responsibility of the Quality Manager to ensure that the document control procedures are effective in meeting the requirements of this policy.

       The Quality Manager is directly responsible for the control of all Company procedural documentation.

       The control of product design specifications and engineering build documentation is the responsibility of the Engineering Operations Director. This is documentation produced within and mainly for the Design & Development department.

       The control of marketing support documentation is the responsibility of the Product Management and Marketing Director. This covers documentation produced within and by the Marketing department (e.g. Marketing Requirement Documents and Installation and Commissioning Documents).

       Function specific support documentation is controlled by the function managers concerned. Local/work instructions are included in this documentation.

       It is the responsibility of all Company personnel originating, acquiring or amending any process or material that falls within the scope of controlled documentation to ensure that such activities are recorded in accordance with the document control procedures.

5.5.5  DOCUMENTS IMPLEMENTING THIS POLICY
       P60004 Document Release and Change Control
       P90004 Quality Documents Specification Control

5.6    PURCHASING


5.6.1  SCOPE
       This policy defines the controls on the purchase of materials and services used in the assembly and supply of the Company's products.

5.6.2  REFERENCE
       BS EN ISO 9001 Requirement 4.6

5.6.3  POLICY
       All purchased materials and services required for the production, installation and servicing of Airspan products, will be the subject of written purchase orders processed through a third party purchasing organisation (i.e. DSC Communications). These purchase orders will clearly describe the following requirements:

       a)  The type, class, grade or other precise identification;

       b) The title or other positive identification, and applicable issue of specifications, drawings, process requirements, inspection instructions and other relevant technical data including requirements for approval or qualification of product, procedures, process equipment and personnel;

       c) Where appropriate, the title, number and issue of the quality system standard to be applied to the product.

       Wherever possible the Company will procure materials or services from an evaluated source acceptable to the Company.

       Such evaluation will be carried out in accordance with the Company's procedure.

       A list of vendors is maintained on the Approved Vendors List (AVL) which shows their status and any conditions of use. Supplier quality problems will be investigated and recorded for periodic assessment review purposes.

       The results of evaluations and the relevant past and subsequent levels of supplier performance will be used to determine the extent of receiving inspection necessary before acceptance of the supplies by the Company.

       The Company's rights to verify products at source and to specify product release methods are specified in its conditions of purchase. Source verification and product release requirements will be considered during the contract review process.

       The Company recognises the Customers' right to also verify, by arrangement, products and services provided by the Company from whatever source.

5.6.4  RESPONSIBILITIES
       The personnel delegated by the Chief Executive Officer and the Finance Director, are the only persons with the authority to commit the Company to expenditure before orders can be committed to the Purchasing Organisation.

       It is the responsibility of the Quality Manager to ensure that the procedures established for the control of the purchasing activity are implemented and maintained by the Purchasing Organisation.

       The Quality Department is responsible ensuring that vendors are evaluated prior to being entered onto the AVL.

       The appropriate design or product engineers are responsible for ensuring that material specifications will allow product specifications to be met.

       It is the responsibility of the Quality Manager to co-ordinate the evaluation of any vendor quality system, and any source verification activity required.

5.6.5  DOCUMENTS IMPLEMENTING THIS POLICY
       P10004 Purchase Requisition & Purchase Order
       P90007 Vendor Quality Assessment & Selection

5.7    CUSTOMER SUPPLIED PRODUCT


5.7.1  SCOPE
       This policy defines the way in which any customer supplied or owned product will be controlled.

5.7.2  REFERENCE
       BS EN ISO 9001 Requirement 4.7

5.7.3  POLICY
       All Customer Supplied Product will be checked upon receipt for conformance with the delivery note details.

       All items will be positively identified and stored in a designated area.

       Product will only be issued against those orders for which it was supplied.

5.7.4  RESPONSIBILITIES
       The Contracts Director is responsible for identifying when contracts contain customer supplied or owned product and for communicating such information to the appropriate Company personnel.

       The Quality Manager is responsible for ensuring that any Customer supplied product is clearly identified and stored appropriately.

5.7.5  DOCUMENTS IMPLEMENTING THIS POLICY
       P70003 Contract Review

5.8    PRODUCT IDENTIFICATION AND TRACEABILITY

5.8.1  SCOPE
       This policy defines how product identification and traceability will be maintained in connection with processes associated with Customer products/services.

5.8.2  REFERENCE
       BS EN ISO 9001 Requirement 5.8.

5.8.3  POLICY
       All materials to be used on products destined for a Customer will be adequately identified on receipt and during storage, pending issue and use.

       All shipped finished products will be allocated with serial numbers these will be individually identified to enable full product history to be traced.

       Test Results sheets will be completed wherever necessary to document the results of tests performed. Such documents and any Certificates of Conformance will be stored by the Company for a minimum period of ten years after the products withdrawal from sale. (Refer also to 5.16 of this Manual.)

       Sales order history will be maintained for a minimum period of seven years. (Refer also to 5.16 of this Manual.)

5.8.4  RESPONSIBILITIES
       All personnel are responsible for observing the requirements of the procedures that implement this policy.

       The Engineering Operations Director is responsible for ensuring that the requirements for product identification are incorporated in company procedure documentation.

       The Customer Services Director is responsible for ensuring traceability of product shipped to the Customer.

5.8.5  DOCUMENTS IMPLEMENTING THIS POLICY
       P10003 Goods Receiving Procedure
       P20005 RTAC Operating Procedure
       P70003 Contract Review Procedure
       P90011 Procedures for issuing Certificates of Conformance

5.9    PROCESS CONTROL

5.9.1  SCOPE
       This policy defines the way in which the processes that directly affect the quality of the products and services provided by the Company, will be controlled.

5.9.2  REFERENCE
       BS EN ISO 9001 Requirement 4.9

5.9.3  POLICY
       The Company's quality philosophy is implemented by having detailed procedural documents defining how all key operations and process controls are performed. Procedural documents covering workmanship standards, describing the equipment to be used and referring to visual aids, etc. will be used for verifying processes are being performed correctly. Details of the process quality control checks will be included in the procedural documents. Records of quality checks will be used as the basis of feedback for process quality improvements.

       Where production is performed by Airspan Engineering; usually for special non -released product that is to be shipped to the Customer, the work will be carried out against plans which take full account of customer requirements. Production will only be performed in special circumstances (e.g. supply of variants to standard products), this will be carried out against schedules that take full account of customer requirements.

       Any processes that produce results that cannot be readily verified by inspection and test at later stages in the process cycle (i.e. special processes) will be covered by continuous monitoring. Such processes will be qualified and records kept of personnel and equipment employed in those processes.

5.9.4  RESPONSIBILITIES
       The Quality Manager is responsible for checking that the processes as detailed in quality procedures are complied with, through audits and inspections of processes and product. The Quality Manager is also responsible for ensuring any special processes are documented.

       The Customer Services or Engineering Operations Directors are responsible for any special production worked within their respective areas or by their staff.

5.9.5  DOCUMENTS IMPLEMENTING THIS POLICY
       P20005    Technical Assistance Centre Operating Procedures
       P20012    Installation Workmanship & Practices
       P10003    Goods Receiving Inspection
       P90006    Internal Quality audit & Review
                 W960-0001-001 QA Product Inspection and Audit Procedures

5.10     INSPECTION AND TESTING


5.10.1   SCOPE
         This policy defines the conduct of inspection and testing activities to verify conformance with specified requirements.

5.10.2   REFERENCE
         BS EN ISO 9001 Requirement 4.10

5.10.3   POLICY
         Documented procedures will be provided for receiving inspection, product testing, and final inspection activities where appropriate. Records will be maintained for such activities for a minimum period of ten years. (Refer also to 5.16 of this Manual.)

         All products to be supplied to the Customer will be subject to final inspection to ascertain conformance to specified requirements.

5.10.4   RESPONSIBILITIES

         The Manager whose department is providing the material for shipment to the Customer is primarily responsible for ensuring that detailed procedures are available where necessary as an aid to personnel responsible for the conduct of such inspections. Other department heads (e.g. Quality, Engineering) will be required to assist that Manager with the provision of such information.

         The Quality Manager is responsible for ensuring that these are available and maintained in accordance with the issue and change control procedures. It is the responsibility of all personnel carrying out an inspection activity to observe the established inspection instructions and procedures.

         The Quality Manager bears the ultimate authority under Senior Management for the release of the Company's products and is responsible for the delegation of that authority.

5.10.5   DOCUMENTS IMPLEMENTING THIS POLICY
         P10003 Goods Receiving Procedure
         P90001 ESD Handling Procedures
         P90011 Procedure for issuing Certificates of Conformance

5.11     CONTROL OF INSPECTION, MEASURING AND TEST EQUIPMENT


5.11.1   SCOPE

         This policy defines the control of inspection, measuring and test equipment used by the Company.

5.11.2   REFERENCE
         BS EN ISO 9001 Requirement 4.11

5.11.3   POLICY
         Equipment whose calibration is current and traceable to national or international standards will be provided for the purpose of inspection and testing product quality. Such equipment will be furnished in response to planned reviews of technical requirements.

         All equipment (including test software) used for inspection, test and measurements will be subject to regular calibration, as detailed in the appropriate calibration procedure. Calibration equipment will be traceable to a national or international standard. Records of calibration will be maintained and a system of call-in for calibration operated. When equipment is found to be out of calibration, the effect of that error on product will be reviewed and appropriate corrective action taken.

         Equipment that is not calibrated in-house will only be entrusted to an accredited test house that meets the requirements of the Quality System.

         The Company's calibration procedures will ensure that all appropriate test equipment is identified, its calibration integrity is maintained, the use of uncalibrated equipment is strictly controlled, and equipment is maintained in-calibration to meet its usage requirements and storage conditions.

5.11.4   RESPONSIBILITIES
         The Quality Manager is responsible for the calibration activity and for ensuring that the on-going needs for inspection, measurement and test equipment are identified and actioned accordingly.

         It is the responsibility of all personnel to ensure that the equipment used is suitable and within its calibration period.

5.11.5   DOCUMENTS IMPLEMENTING THIS POLICY
         P90001 ESD Handling Procedures
         P90002 Calibration of Test Equipment, General Procedure
         P90003 General Power Supply Calibration

5.12     INSPECTION AND TEST STATUS


5.12.1   SCOPE
         This policy defines the way in which inspection and test status will be defined.

5.12.2   REFERENCE
         BS EN ISO 9001 Requirement 4.12

5.12.3   POLICY
         All materials and products will be suitably identified throughout each verification stage of development, any special production, and, where relevant, installation.

         The inspection and test status of a particular item will be identified by the relevant inspection and test records. These may be documented on paperwork systems, on an electronic database system, or on a combination of both systems.

         Non-conforming products will be clearly identified pending investigation and disposition.

         Inspection and test records will enable the identity of the inspection authority responsible for the release of the finished product to be established.

5.12.4   RESPONSIBILITIES
         The Manager whose staff implement inspection and test activities is responsible for the provision and maintenance of detailed procedures that implement this policy.

         It is the responsibility of all personnel to observe the requirements of the procedures that implement this policy.

         It is the responsibility of the Quality Manager to ensure that the procedures required to implement this policy are established and observed.

         The Quality Manager bears the ultimate authority for the release of the Company's products and is responsible for the delegation of that authority.

5.12.5   DOCUMENTS IMPLEMENTING THIS POLICY
         P60018 Documenting Engineering Test Activity
         P90011 Procedure for issuing Certificate of Conformance

          5.13    CONTROL OF NON-CONFORMING PRODUCT

          5.13.1  SCOPE

                  This policy defines the manner of controlling products (including services) that do not conform to specified requirements.

          5.13.2  REFERENCE

                  BS EN ISO 9001 Requirement 4.13

          5.13.3  POLICY

                  All non-conforming products will, immediately upon detection, be identified and held pending investigation and disposition.

                  Such arrangements will apply to product received from suppliers or from internal or external non-conformance's.

                  All non-conforming products will be reviewed to determine the need for corrective/preventive action and the subsequent product disposition.

                  Repaired and/or re-worked products will be re-tested and re-inspected in accordance with normal documented procedures.

                  Records of all non conformance will be maintained and will be periodically reviewed to establish trends and thereby determine the need for further preventative action.

                  Product that does not conform to the customer's specification will only be used or supplied with the customer's prior knowledge and written consent.

          5.13.4  RESPONSIBILITIES

                  It is the responsibility of all personnel detecting a non conformance to ensure that this is properly identified, segregated and reported.

                  The responsibilities for determining corrective and preventive action and disposition of non-conforming product are defined in the procedures that implement this policy.

          5.13.5  DOCUMENTS IMPLEMENTING THIS POLICY

                  P20006  Customer Repair, Return & Warranty
                  P20010  Airspan Customer Service Help Desk
                  P50004  Airspan Rework Instruction
                  P90012  Control of non-conforming product
                  P90013  Problem Reporting Procedure.

          5.14    CORRECTIVE AND PREVENTIVE ACTION

          5.14.1  SCOPE

                  This policy defines the requirement for corrective and preventive action to be initiated, implemented and reviewed for effectiveness.

          5.14.2  REFERENCE

                  BS EN ISO 9001 Requirement 4.14

          5.14.3  POLICY

                  Product, process or Quality System non-conformance's detected will be analysed to determine their magnitude and cause. Any corrective action designed to prevent any further occurrences will be assigned, time limited and followed up to ensure timely and effective implementation. Such action will extend to any non-conformance's found in product received from a supplier, or a customer.

                  Working teams will be formed when required on a short term basis to resolve specific problems.

                  All corrective actions will be recorded and periodically analysed and reviewed to establish the need for further preventative action.

          5.14.4  RESPONSIBILITIES

                  It is the responsibility of all personnel to identify and ensure that all non-conformance's are dealt with expeditiously.

                  The responsibility for the timely implementation of corrective and preventive action agreed upon as a result of a product, process or system non-conformance rests with the personnel to whom such activities have been assigned.

                  Apart from the records of corrective and preventive actions maintained by the personnel involved, the Quality Manager shall maintain copies of all formal corrective/preventive action records and shall audit them to ensure their effectiveness.

          5.14.5  DOCUMENTS IMPLEMENTING THIS POLICY

                  P90005  Corrective Action Procedure
                  P20010  Airspan Customer Service Help Desk

          5.15    HANDLING, STORAGE, PACKAGING, PRESERVATION AND DELIVERY

          5.15.1  SCOPE

                  This policy defines the controls employed within the Company for the handling, storage, packaging, preservation and delivery of materials. In most cases these processes will be performed by a third party organisation(e.g. Supplier/Manufacturer) under an Airspan Communications purchase order or business agreement.

          5.15.2  REFERENCE

                  BS EN ISO 9001 Requirement 4.15

          5.15.3  POLICY

                  Material handling arrangements (in documented procedures) will be required during all stages of goods receipt, special assembly, installation, inspection and test where applicable, in order to prevent any risk to material quality.

                  The manner in which material is handled and protected will be subject to specific written instructions where critical handling and transportation considerations are identified (e.g. during a contract review process). These will refer to any special containers, and handling devices will be provided accordingly.

                  Material awaiting use or shipment will be identified and segregated in designated storage areas. Suitable measures will be taken to prevent damage or deterioration including a periodic inspection for material condition.

                  The Company's products will be packed in accordance with prescribed methods and using materials designed to ensure that the product quality is preserved during transit. Order and product identification will be clearly marked and will provide for any contract or carrier requirements.

                  The product description, destination and transit considerations will be specified on the Company's delivery/dispatch note.

          5.15.4  RESPONSIBILITIES

                  The Manager receiving product is responsible for ensuring that material is properly received, identified, protected, stored and issued in accordance with the prescribed routines in documented procedures.

                  The Manager arranging shipments is responsible for ensuring that products are properly prepared for dispatch and are accordingly identified when shipped from Airspan Communications..

                  The Manager whose staff are handling equipment destined for the Customer is responsible for ensuring that products are correctly handled throughout its time in their area, this shall be in accordance with documented procedures.

                  The Quality Manager is responsible for ensuring that procedures are established, implemented and maintained to enable the requirements of this policy to be achieved.

                  It is the responsibility of all personnel to adopt good material handling practices and for observing the written procedures provided.

          5.15.5  DOCUMENTS IMPLEMENTING THIS POLICY

                  P10003  Goods Receiving
                  P90001  ESD Handling Procedures
                  P20012  Installation Workmanship & Practices

          5.16    CONTROL OF QUALITY RECORDS

          5.16.1  SCOPE

                  This policy defines the establishment, collection and maintenance of quality records.

          5.16.2  REFERENCE

                  BS EN ISO 9001 Requirement 4.16

          5.16.3  POLICY

                  All essential quality related activity within Airspan Communications Limited will be supported by records that demonstrate the status against specified requirements and the effective operation of the Company quality system.

                  The requirement for particular records will generally be identified in the Company's documented procedures. The retention periods and the authority for the disposal of records will be defined.

                  Records will be suitably stored and maintained to ensure their safe keeping and subsequent retrieval.

                  Access to quality related records will be made available to the customer or his representative or a third party as required.

          5.16.4  RESPONSIBILITIES

                  It is the responsibility of all personnel to ensure that quality related records are compiled in a complete, legible and accurate manner and are correctly filed, stored and preserved in an accessible location.

                  The Quality Manager will co-ordinate any access to the quality records required by the customer, or a third party assessor.

          5.16.5  DOCUMENTS IMPLEMENTING THIS POLICY

                  P00007  Network Computer System Back Up
                  P90004  Documents Specification & Control
                  P90008  Records Retention Requirements

          5.17    INTERNAL QUALITY AUDITS

          5.17.1  SCOPE

                  This policy defines the conduct of company-wide internal quality audits.

          5.17.2  REFERENCE

                  BS EN ISO 9001 Requirement 4.17

          5.17.3  POLICY

                  Airspan Communications Limited will ensure that all aspects of its Quality System is objectively audited in accordance with documented procedures.

                  These company-wide quality audits will be carried out systematically to a programme established by the Quality Manager that reflects the status and importance of the activities being audited.

                  These company quality audits will take into account any self-audits conducted within a department. Such self-audits, carried out by and for that department's management, check the compliance of that department to its operational and administrative procedures, and its local instructions.

                  Results of the internal quality audits will be recorded and reviewed by management to ascertain that the Quality System is effective in achieving its objectives and continues to implement the Company's policies.

                  Internal quality audits will be conducted by experienced and/or trained personnel who have no direct responsibility for the function being audited.

          5.17.4  RESPONSIBILITIES

                  The Quality Manager is responsible for ensuring that documented procedures are established and maintained to implement this policy.

                  The Quality Manager will co-ordinate the audit activities and is responsible for ensuring that there are sufficient trained auditors to meet the audit programme requirements.

                  The Head of each function being audited is responsible for identifying, investigating, planning and co-ordinating to completion any corrective and preventive action agreed upon as a result of the audit.

          5.17.5  DOCUMENTS IMPLEMENTING THIS POLICY

                  P90006  Internal Quality Audit & Review

          5.18    TRAINING

          5.18.1  SCOPE

                  This policy defines the arrangements made within the Company to ensure that all personnel are suitably trained for the tasks that they are required to undertake.

          5.18.2  REFERENCE

                  ISO BS EN ISO 9001 Requirement 4.18

          5.18.3  POLICY

                  All tasks within the Company that are adversely affected by the lack of acquired skill will be identified and made the subject of a job specification that reflects the extent and evidence of skill required. This will be used to appraise the level of competence of personnel both before and during engagement by the Company and to identify training needs accordingly.

                  It is Company policy to only recruit personnel who are already competent, skilled and/or trained to undertake the job specified. Subsequent training including quality awareness and product training, will be made available to individuals either to enhance their job performance or to give them greater career opportunities in the Company.

                  Documented procedures shall be available to identify training needs and to provide training for all personnel.

                  The identification of training needs will be accomplished primarily by formal personal objective setting (appraisals) reviews between each employee and his manager.

                  Records will be maintained of authorised training given. Periodic reviews of training requirements will be made to ensure that training remains effective, and to identify needs for retraining.

                  The Company will also carry out training for its Customers to documented procedures. That customer training will be to meet customer requirements and expectations, especially covering the operation and maintenance of Airspan products supplied to customers.

          5.18.4  RESPONSIBILITIES

                  Function Heads are responsible for identifying training needs and ensuring that only personnel who are suitably qualified perform tasks requiring acquired skill. They are also responsible for ensuring that personnel receive such training.

                  The Human Resources Manager is responsible for establishing and maintaining the appropriate training records and for ensuring that documented procedures are available and maintained to implement this policy.

                  Customer training is the responsibility of the Customer Services Director.

          5.18.5  DOCUMENTS IMPLEMENTING THIS POLICY

                  P00001 Procedure for maintaining appropriate skills within Airspan

          5.19    SERVICING


          5.19.1  SCOPE

                  This policy defines the servicing, upkeep and maintenance support that the Company will provide for its customers.

          5.19.2  REFERENCE

                  BS EN ISO 9001 Requirement 4.19

          5.19.3  POLICY

                  In line with the Company policies and its total commitment to quality, Airspan Communications Limited seeks to provide for its customers continued product support and after sales liaison.

                  The Company will provide for its customers (via documented procedures) technical, product and applications support, via a Technical Advice Centre and Help-Desk.

                  The Company will ensure that its products meet the immediate requirements of its customers and will work with its customers to establish and meet their future needs.

                  Where required the Company will provide product/system manuals that will detail use, installation, commissioning, maintenance, safety and disposal information.

                  Training will also be made available to customers as required. (See 5.18.3 of this Manual)

5.19.4  RESPONSIBILITIES
        The Customer Services Director and the Product Management Director are responsible for the provision of resources for and the co-ordination of, the technical support and customer liaison activities.

        They both are responsible for ensuring that documented procedures are established and maintained to implement this policy.

        The Product Management Director is responsible for ensuring that the requirements for product/system manuals are identified and for co-ordinating the generation and authorisation of the issue of all such material.

5.19.5  DOCUMENTS IMPLEMENTING THIS POLICY
        P20010  Airspan Customer Service Help Desk
        P20005  Technical Advice Centre Operating Procedures
        P20006  Customer Repair, Return & Warranty
        P70004  Bid Procedure

5.20    STATISTICAL TECHNIQUES


5.20.1  SCOPE
        This policy defines the use of statistical techniques within the Company.

5.20.1  REFERENCE
        BS EN ISO 9001 Requirement 4.20

5.20.3  POLICY
        Where needed within the Company, statistical techniques will be selected to be the most appropriate statistically valid technique for the application.

        The techniques used will be defined in documented procedures or propriety software will be used against an established standard.

        Where statistical techniques are used for product verification due regard will be made to the contractual requirements of the customer.

5.20.4  RESPONSIBILITIES
        It is the responsibility of all staff specifying the use of statistical techniques to ensure that the requirements of this policy are complied with and appropriate documented procedures are established and maintained where applicable.

        It is the responsibility of all persons using statistical techniques to observe the relevant procedures or published standards.

5.20.5  DOCUMENTS IMPLEMENTING THIS PROCEDURE
        Currently there are no procedures implementing this policy as no requirements for the implementation of statistical techniques have been identified.


ANNEX 16 -  System Requirements
-------------------------------

The system requirements shall be as follows;

1) Capacity
The system shall operate from 9 Base Station Sites and 2 Access Concentrator Sites.
The system shall have the following capacity:
-  405 ISDN Basic Rate Subscriber Terminals
-  405 Data Leased Line Subscriber Terminals
-  3380 64kbit/s Voice Lines

2) System Performance
- The System shall meet the performance requirements specified in Clause 1 of the main contract and the other performance specifications defined in Annex 1, Annex 2 and Annex 3.

3) Functionality
- The system shall provide the functionality defined in Annex 1, Annex 2 and Annex 3.



ANNEX 17 -  ACCEPTANCE PROCEDURES
---------------------------------

Introduction

      This Annex defines the methods and procedures by which the Purchaser agrees to the Acceptance of Systems delivered and installed by the Contractor to fulfil the requirements of the Turnkey Contract. The procedure has two stages:
        (i)  Acceptance of Site Installations
        (ii) System Acceptance (Actual Date of Delivery)

      At the successful completion of each stage of testing, the Purchaser shall issue the Contractor with Acceptance Certificates that the Contractor shall present to the Purchaser when requesting payment.

Turnkey Supply Acceptance

      The Contractor shall agree a program for performing such Acceptance Tests that shall test the Wireless Local Loop System to establish that the Acceptance Criteria defined in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Annex are met. Acceptance of the Wireless Local Loop System shall be deemed to have occurred upon the successful completion of the Acceptance Tests. The Wireless Local Loop Equipment shall be defined as the Wireless Local Loop radios, modem shelves, RF shelves, together with ancillaries such as racks, antennae, feeders and cabling necessary to build a complete Wireless Local Loop System.

      The Acceptance tests program shall comprise the following steps:
        (i)  Acceptance of Site Installations
        (ii)  System Acceptance

      The Acceptance Criteria with respect to these items (i) - (vi) are detailed below:

Factory Acceptance Test

      If required the Contractor shall demonstrate to the reasonable satisfaction of the Purchaser, at the Contractor's premises, the complete workings of the Wireless Local Loop System as described in Annex 1.

      The Purchaser may decide to waive the Factory Acceptance Tests, or to request a substitute demonstration that the Wireless Local Loop components proposed can be integrated to form a Wireless Local Loop System. If the Purchaser decides to waive the tests, or to substitute demonstration, the Purchaser shall give the Contractor at least 30 days notice before the scheduled date for the FAT.

      When the Purchaser is satisfied that the Factory Acceptance Tests have been completed, he shall issue a Factory Acceptance Test Certificate within 24 hours.

Site Acceptance

      The Contractor shall deliver and install the Equipment at the Site(s) according to the Installation Standards defined in documentation, Annex 11, this is termed "Site Installation".

      Upon the Contractor delivering Equipment to a Purchaser Site, the Purchaser shall confirm that the Equipment is accompanied by documentation, which shall include:
        (i)   list of Equipment and Documentation included in delivery
        (ii)  EMC - Electrical Safety protocols,
        (iii) Protocol of measurement of the system.

      The Contractor upon completing the Site Installation and integration of all Equipment on a Site to the central management at the OMC shall request a Site Acceptance Meeting. The Site Acceptance Meeting shall be a meeting held with representatives from the Contractor and the Purchaser, and shall identify whether the Site Installation conforms to the Purchaser's standards. The Site Acceptance Meeting shall have three possible outcomes:
        (i)  unconditional Acceptance of the Site Installation by the Purchaser
        (ii) conditional Acceptance of the Site Installation by the Purchaser, with a list of failures by the Contractor to conform with the Installation Standards, and which shall not cause the next steps in deployment to be delayed, that the Contractor shall remedy at the Contractor's expense and within an agreed time-table

        (iii) rejection of the Site Installation, where the installation standard is grossly deficient, such that in the Purchaser's reasonable opinion delays to the next steps in deployment would be caused, such that the Site Installation Acceptance process must be undertaken again within 14 days.

      The Contractor may, subject to Purchaser's agreement, shall use standard commissioning tests, together with the additional tests specified by the Purchaser and agreed with the Contractor. The commissioning tests when taken as Site Acceptance Tests, shall demonstrate at least the following functionality of the Wireless Local Loop System:
        (i) the configuration of connections across the System according to the Turnkey Supply specification for the Wireless Local Loop System,
       (ii) the configuration of speech circuits across the System according to the Turnkey Supply specification for the Wireless Local Loop in Annex 1 and their use to carry a variety of modem links, including ITU-T standard V.34-bis modems at 33.6kbit/s and industry standard 56kbit/s.
       (iii) the BER of a channel across the Wireless Local Loop System during normal operation condition shall be according the specification,
       (iv) the supervision of the whole installed Wireless Local Loop System from the network control center at Purchasers OMC.
       (v) the Management System shall operate without software failures during the tests according specification,
       (vi) where Equipment includes duplicated functions such as, but not limited to, modem cards, RF and IF functions, power supply units, the switch-over to the protection card shall be demonstrated by removal of the card, without using the NMS to warn the system.
       (vii) Installation of a least one ST per RF Interface, at either a Purchasers customer site, or a temporary installation at a site that the Purchaser has nominated. In all cases the ST may only be installed within the predicted coverage area.

      Once the Site Installation has been unconditionally accepted by the Purchaser, the Purchaser shall issue a Site Acceptance Certificate, signed by the Purchaser Representative within 24 hours.

System Acceptance (Actual Date of Delivery)

      After completion of all Site Installations and optimisation of the system, or when the Purchaser shall indicate that the level of conditional Acceptance warrants proceeding to the next stage, the WLL System shall be tested for the System Acceptance.

      The System Acceptance Test shall cover all features and services as agreed in the contract and shall be conducted on the complete Turnkey Supply. The System shall operate without any major failure during the System Acceptance test. The Final Acceptance Test shall demonstrate at least the following functionality:
       (i)     the connection of all Equipment to the central management
       (ii)    integration of FA Airspan equipment and the DA Airspan equipment.
       (iii)   Voice and ISDN functionality based on connection to the switch.
       (iv) the configuration of connections across the System according to the Turnkey Supply specification.
       (v) the error-free transmission of data across the Wireless Local Loop System during normal operation condition.
       (vi) the management system shall operate without software failures during the tests and according specification
       (vii)   subscriber database handling
       (viii) where Equipment includes duplicated functions such as, but not limited to, modulator, RF and IF functions, power supply cards, the switch-over to the protection card shall be demonstrated by removal of the card, without using the NMS to warn the system.
       (ix)    Actual system radio coverage meets predicted coverage levels.

     The results of the test shall be one of three possible conditions:
       (i)    unconditional System Acceptance of the WLL System by the Purchaser
       (ii) conditional System Acceptance of the WLL System by the Purchaser, with a list of failures by the Contractor to conform with the expected results, with failures which would impact the deployment of the network, but not completely disable it. The Contractor must remedy the faults at the Contractor's expense and within an agreed timetable
       (iii) rejection of the System, where tests fail in such a way that in the Purchaser's reasonable opinion demonstrate that the network cannot be successfully deployed by the Purchaser. The errors must be corrected and the Final Acceptance process must be undertaken again within 14 days.

     Once unconditional System Acceptance of the WLL System by the Purchaser has been agreed, the Purchaser shall issue a Certificate of Acceptance of Completion of Field Trial Tests signed by the Purchaser Representative within 24 hours.

     Once the Purchaser issues the Certificate of Acceptance Actual Date of Delivery shall be achieved.

1.1. System Acceptance Test Conditions

     The System Acceptance Test certificate will be issued and singed off under the following conditions.

     No severity 1 fault and a maximum of 5 severity 2 faults are open (specification of severity code see table below)




=================================================================================================================
Severity Code Classifications
-----------------------------------------------------------------------------------------------------------------
Severity Code      Description                         Handling Procedure during Final Acceptance Test
-----------------------------------------------------------------------------------------------------------------
Technical          Purchaser is experiencing a major   Final Acceptance Test will be stopped immediately and a
Severity 1         or catastrophic system outage       trouble report will be issued. Final Acceptance Test will
                   that prevents their business or     only continue after a workaround solution (downgrade to
                   Purchasers from functioning.        severity 2) or a final solution is available
                   A severe system outage causing a
                   major function to continuously
                   fail, or to fail on a consistent
                   basis and there is no work around
                   or recovery action possible.
=================================================================================================================

=============================================================================================================
Severity Code Classifications
-------------------------------------------------------------------------------------------------------------
Technical      Severe system outage causing a      Final Acceptance Test will continue and a trouble report
Severity 2     major function to periodically      will be issued. Final Acceptance Test will be stopped if
               fail but that is recoverable.       more then 10 TR with severity 2 are issued and a solution
               More specific, failures of          or work around for at least 5 off them is not available
               individual protocol forwarding      within 10 working days. A severity 2 fault without work
               interface failures or               around solution will be upgraded to severity 1 after 15
               communication failures that         working days
               result in loss of system            Missing functions or services as specified in the
               functionality.                      contract will automatically get a severity 2
               Purchaser is experiencing a
               problem that results in the
               product not meeting technical
               specifications and is disruptive
               to the operations or impacts
               company provided services.
               Business can continue
               uninterrupted, although
               performance may be degraded and
               company provided services
               impacted.
-------------------------------------------------------------------------------------------------------------
Technical      Minor function does not work        Final Acceptance Test will continue and a trouble report
Severity 3     properly or a non-disruptive        will be issued. Missing installations will be upgraded to
               error has been encountered. New     severity 2 after 15 working days
               installations that have not yet
               been successfully brought on-line
               are also categorized as a
               Severity 3.
               Purchaser is experiencing a
               problem and requires technical
               advice or a recommendation for
               the most optimal solution.
               Severity 3 calls are regarding a
               problem that has a reliable
               work-around available and slight
               current impact on the operational
               environment.
-------------------------------------------------------------------------------------------------------------
Technical      Indicates that the system is        Final Acceptance Test will continue and a trouble report
Severity 4     apparently operating                will be issued.
               successfully, but the Purchaser
               requires additional information
               to improve utility or management
               of the network. This category may
               include feature requests,
               recommendations for improved
               documentation or the need for
               additional understanding of the
               system.
               Purchaser is experiencing a
               minor, non-disruptive error or
               function that has little
               operational impact. Request for
               general information.
-------------------------------------------------------------------------------------------------------------
Note: The Severity classification on Trouble Reports may be reclassified if it is determined that the impact of the problem on the Purchaser's network has increased or decreased.
=============================================================================================================


ANNEX 19 -  Share of Responsibilities
-------------------------------------

The responsibilities for this contract shall be as defined below:

                                                                                Airspan  Suntel
                                                                                -------  ------
Project Management                                                                 P       -
Radio Planning and Network Design                                                  P       -
Site Preparation                                                                   -       P
Access to Sites                                                                    -       P
Transportation of Equipment                                                        P       -
All Permission and Radio License                                                   -       P
Antenna System Rigging                                                             P       -
Test Equipment for I&C, Site and System Acceptance Tests                           P       -
Installation and Commissioning (Base Station)                                      P       -
Installation and Commissioning (Subscriber Terminals during Site Acceptance)       P       S/1/
Installation and Commissioning (Subscriber Terminals after Site Acceptance)        -       P
Installation and Commissioning (Management System)                                 P       S/2/
Site Acceptance Testing                                                            P       -
System Acceptance Testing                                                          P       -
Integration Testing with Host Switch                                               S/3/    P
Management Communication Links between AC and OMC                                  -       P
Network Maintenance (after Site Acceptance, before System Acceptance)              S/4/    P
System Operation (After Site and System Acceptance)                                -       P

Prime Responsibility = P, Secondary Responsibility = S


ANNEX 20 -  Local Support and Subcontractors
--------------------------------------------

Airspan propose the following local support structure:

Airspan shall recruit a full-time "Country Manager", based in Colombo. The Country Manager shall be the primary contact for all project related work. The Country Manager shall have a staff of two engineers, again full-time employees. These staff shall be dedicated to this project.

Other Project Management Support shall be provided by staff based in the UK, who will make regular trips to Sri Lanka, in order to make progress reports.

During the Access Concentrator, Management System and Base Station installations and Site Acceptance phases, two UK based, Customer Service Engineers shall be permanently based in Sri Lanka, in order to Supervise all Physical Installation works, perform System Commissioning and Site Acceptance Testing.

All Radio Planning, Site Survey and System Optimisation shall be undertaken by Airspan employees based in the UK, who will be based in Colombo for the short periods to undertake these activities.

We will be assisted by a single Subcontractor. This subcontractor shall be:

Metropolitan Telecom Services (Pvt) Ltd.
No. 85 Braybrooke Place

___________________________
/1/ Suntel must provide locations for ST installation to enable Site Acceptance. In the case that Suntel cannot provide a location for ST installation, Suntel must nominate a location for the temporary deployment of the ST.
/2/ Suntel have the responsibility to provide RS-232C links, operating at 9.6 kbit/s, between the location of the Access Concentrators and the OMC.
/3/ Suntel have the responsibility for Switch configuration and Datafill to enable integration to occur. Suntel must develop the numbering plan and provide details to Airspan for Access Concentrator Datafill.
/4/ Airspan will provide secondary support for operation and maintenance during the Limited Commercial service phase (between Site and System Acceptance).

Colombo 2
Sri Lanka

This subcontractor shall be responsible for the following activities:
 .    Warehousing of Equipment before Installation.
 .    Transportation of Equipment to Site.
 .    Fabrication of Antenna Mounting Equipment.
 .    Antenna Rigging and Feeder Installation.
 .    Physical Installation of the Base Station (Overhead / Floor Mounting).
 .    Cabling of Power, E1s to DDF, and RS-232 Management links.
 .    Disposal of Equipment Packaging.
 .    Creation / Modification of Site "As built" drawings.

Airspan employees shall supervise all works that the contractor may perform.



Annex 21 - Operations and Maintenance
-------------------------------------


AS8100 Sitespan is a distributed control system for managing the Airspan AS4000 WLL Systems.

Sitespan allows equipment at several sites to be configured and monitored from a single remote station and allows several stations to connect to a single site simultaneously.

Sitespan has the following features:
 .    An intuitive graphical user interface(GUI) to access all products and services.
 .    Real time display, propagation and logging of equipment alarms throughout the managed site network.
 .    Easy site to site network navigation.
 .    logging of all operations performed on managed equipment as well as equipment states.
 .    support for multiple users to simultaneously monitor sites.
 .    support for multiple sites to be monitored simultaneously.
 .    access to sites from either dialup modem links or network connections.
 .    multi-level Undo of all operations in each user session.

Sitespan has two distinct components:
 .    A Server that is directly connected and associated with the equipment racks.
 .    An Equipment View that supplies the user interface.

These two components can run either on the same machine or on separate machines

The Sitespan Server is the Sitespan component responsible for monitoring and controlling the telecommunications equipment connected to it.

The Server communicates with the equipment shelves in their respective native control languages to issue commands or collect status. The Server is instructed to carry out these management duties by commands from connected Equipment Views.

The Server's job is to translate Sitespan commands received from users at Equipment View terminals into command sequences in the native languages of the connected equipment. These sequences are issued to the equipment shelves and responses from the shelves are translated into Sitespan status messages before being sent to all connected Equipment Views.

Once a Server has been instructed to configure its connected equipment, it will manage the equipment regardless of whether any Equipment Views continue to be connected. All operations and alarms are written to a transaction log file located on the Server machine maintaining a complete record of status.

The Equipment View application is the user interface through which equipment at all sites on a Sitespan network can be controlled or monitored. Several Equipment Views can be connected to a single Server, allowing geographically disparate groups of users to manage equipment at a particular site. Also, each Equipment View can connect to several Servers, allowing individual users to manage equipment at a number of different sites.


                            [DIAGRAM APPEARS HERE]
                       Sitespan Graphical User Interface


If two or more Equipment Views are connected to the same site Server, the consequences of changes made by one user can be seen by all others. For example, if a user creates a set of subscribers for a shelf, the new subscriber records will appear in the Subscriber Views on all Equipment Views. Sitespan is able to do this because all persistent site equipment information is held only at the Server, with the Equipment View simply viewing it. Thus when the Server database is altered by a change in site equipment status, this change is propagated across all of the Equipment Views.

The Equipment View can be run on the same machine as the Server, or on a remote machine connected to the Server by a modem or network link. Although several Equipment Views can be connected to a Server, no more than one instance of a Server or an Equipment View can execute on a single machine.



ANNEX 22 - Vendor Financing
---------------------------

The payment terms given in the main body of the contract are only source of Vendor Financing. Please refer to Clause 14 for further details.

ANNEX 23 - Insurance
--------------------

Airspan shall be responsible for all insurances up to the point where the "Title and Risk" transfer to Suntel. This is defined in the contract as Site Acceptance.

ANNEX 24 -  Availability
------------------------

For the purposes of meeting the contracted performance, as defined in clause 2, the following definition of availability shall be used:


"Full operation" is defined as the ability of a subscriber terminal to place and received voice calls and data calls, or maintain 64kbit/s leased line connections.

If a subscriber, using a Subscriber Terminal, is prevented from full operation then the number of minutes the subscriber is prevented is deemed to be an "unavailable minute".

The failure of full operation shall generally be due to a failure of a hardware or software component.

To calculate the System Availability the following formulae is used:

Total Minutes per Year - Total Subscriber Unavailable Minutes
--------------------------------------------------------------
                  Total Minutes per Year

This value is expressed as a percentage.


This calculation explicitly excludes "unavailable minutes" due to the following
                 -------------------
events, which also may cause a loss of full operation

1) Radio Link Fades, caused during the natural operation of any radio system. The frequency of these fade is directly related to the Fade Margin with which the subscriber terminal is installed.
2) Blocking caused by contention on a resource, such as the Radio Interface on a Demand Assigned Voice RF channel.
3) Interference caused by external / unknown sources, or re-configuration of the system by Suntel.


ANNEX 25 -  Definition of Service Effecting Errors
--------------------------------------------------

For the purpose of meeting contractual requirements the following classes of "Service Effecting Errors" shall be used.

Critical Major Service Effecting Error
- Failure or problem that effects more than 16 customers, and prevents normal system operation (such as the placing or receiving of calls).

Non-Critical Major Service Effecting Error
- Failure or Problem that effects between 1 to 16 customers and prevents normal system operation (such as the placing or receiving of calls).

Minor Service Effecting Error
- Failure or problem effects one or more users. Normal operation is possible with restrictions, such as increased blocking or unusually high levels of call failure.

Non-Service Effecting Error
- Failure or problem does not impact the normal operation of the system (i.e. the placing or receiving of calls) but may prevent normal maintenance or management.


Annex 26
--------

                      Airspan Communications Corporation

      --End User Software and Equipment Documentation License Agreement--

     The rights and privileges granted under this Software and Equipment Documentation License Agreement (the "License Agreement") relate solely to Airspan Software and Airspan Equipment Documentation provided for use on Airspan Equipment or Airspan Systems that are lawfully acquired from Airspan Communications Corporation or any affiliate thereof (collectively "Airspan"), as well as from an authorized Distributor or Reseller of Airspan Equipment or Airspan Systems (collectively "Airspan Distributor").

     For the purposes of this License Agreement, "Distributor" means an independent business entity that is authorized by Airspan to distribute or resell Airspan Equipment, Airspan Software and Airspan Systems within a defined territory. Airspan Distributors are not sales or legal representatives or agents of Airspan. No rights whatsoever shall convey to an entity that does not take lawful possession of Airspan Equipment, Airspan Software, Airspan Systems and Airspan Equipment Documentation from Airspan or an authorized Airspan Distributor, regardless of execution and return of this License Agreement.

     Airspan has expended considerable financial and personnel resources in developing, marketing and supporting Airspan Equipment Documentation and Airspan Software. Airspan Equipment Documentation and Airspan Software are confidential and proprietary to Airspan, and are owned solely and exclusively by Airspan.
The End User (an entity that has acquired lawful possession of Airspan Equipment, Airspan Software, Airspan Systems or Airspan Equipment Documentation from Airspan or an authorized Airspan Distributor) acquires neither express nor implied rights to use, utilize or otherwise manage the disposition of Airspan Equipment Documentation and Airspan Software, except as provided specifically in this License Agreement.

     The following terms shall have the following meanings in this License
Agreement:

1.1. "Airspan Equipment" means telecommunications equipment that is manufactured or supplied by Airspan or a Airspan Distributor.

1.2. "Airspan Equipment Documentation" means any and all Airspan Equipment and Airspan Software user or operator manuals, configuration manuals, installation and configuration guides, user guides, specifications and other such illustrative materials, in any tangible or intangible form, including electronic, electro-optical, recorded tape and CD-ROM media.

1.3. "Airspan Software" means any digital instruction sequences or control data contained on any media, including but not limited to, any magnetic-, electronic-, optical-, or organic device, and the term Airspan Software shall include any enhancement, modification, extension, part, portion or expansion thereof or implementation or downloading from network of any of the foregoing, for use exclusively on Airspan Equipment.

1.4 "Airspan System" means an arrangement of Airspan Equipment which, when interfaced with Airspan Software, is operable to perform predetermined functions.

     Airspan hereby grants End User, upon execution and return of this License Agreement in the manner specified below, a personal, non-exclusive, non-transferable license to use Airspan Software and Airspan Equipment Documentation exclusively with Airspan Equipment and/or Airspan Systems, as may be applicable, that are lawfully obtained from Airspan or a Airspan Distributor, and to make one (1) copy of Airspan Software solely for archival purposes. The license rights granted herein are applicable solely to the corresponding number of Airspan Equipment and/or Airspan Systems for which such rights have been procured by End User.

     End User agrees that it shall: (a) not alter, merge or adapt any portion of the Airspan Software in any way, including reverse engineering, disassembling, or decompiling Airspan Software or the functioning of any Airspan Equipment or Airspan Systems, or permit others to do the same without the prior written consent of Airspan; (b) not reproduce, modify, copy or transmit to other persons or entities any aspect of Airspan Equipment Documentation or Airspan Software, or make available Airspan Equipment Documentation or Airspan Software to other persons or entities to reproduce, modify, copy or transmit to other persons or entities any aspect of Airspan Equipment Documentation or Airspan Software; (c) limit access to Airspan Equipment Documentation and Airspan Software to its employees having a legitimate "need to know" in connection with their respective job responsibilities; (d) take no less than reasonable measures to maintain the confidentiality of the contents of Airspan Equipment Documentation and Airspan Software, and treat such Airspan Equipment Documentation and Airspan Software with no less than the same degree of care that End User takes with its own confidential or proprietary information; (e) not perform or release benchmarks or other comparisons of the Airspan Software; (f) not export or re-export Airspan Software from the country in which it was received from Airspan or a Airspan Distributor without the appropriate United States government license; and (g) return to Airspan all originals and copies of Airspan Equipment Documentation and Airspan Software upon sale, exchange or other disposition of Airspan Equipment or, at Airspan's sole discretion provided to End User in writing, confirm in writing to Airspan that all originals and copies of Airspan Equipment Documentation and Airspan Software in End User's possession or control have been destroyed.

If the End User breaches this License Agreement, Airspan may terminate the license granted herein with immediate effect, whereupon the End User shall return to Airspan all Airspan Software and copies thereof within 10 days. The Airspan Software may contain authorization keys and license control utilities which may not be modified or made inoperable by the End User.

This License Agreement also comprises any third party software forming part of the Airspan Software delivered hereunder, it being understood that ownership to such third party software is with Airspan's licensors but that the third party licensor's warranties, guarantees, liabilities, and indemnities relating to such software do not extend to the End User or the End User's use thereof.

The following additional license conditions shall apply to the End User's use of any Airspan Software delivered hereunder that is management Software. The End User (a) may not transfer the Airspan Software to a computer, location, or site other than that or those, for which the Airspan Software is licensed, or change the CPU capacity of the computer without the prior written consent of Airspan, provided, however, that the End User on a temporary basis only may transfer the Airspan Software to another computer system in the event that the computer for which the Airspan Software has been licensed becomes inoperable; and (b) shall maintain adequate records of the installation, location, and site of the Airspan Software and make such records available to Airspan or the relevant third party licensor at Airspan's request.

     This License Agreement sets forth the entirety of the rights that are conveyed to End User incident to Airspan Equipment Documentation and Airspan Software. No modifications, additions or deletions to the terms of this License Agreement can be undertaken by Airspan Distributors or End User, and any and all attempts to do so shall not be null and void, as well as unenforceable.

     The license granted under this License Agreement is effective only upon execution of the License Agreement by an authorized End User representative and return of the original executed License Agreement to the Airspan Distributor from which the Airspan Software or Airspan Equipment Documentation was obtained.

Agreed and Accepted this _______ day of _______________, 19____.

_________________________________________
              Signature

_________________________________________
             Printed Name

_________________________________________
             Company Name

_________________________________________
            Street Address

_________________________________________
          City/State/Province

_________________________________________
          Country/Postal Code


ANNEX 27 -  Project Organisation
--------------------------------

Airspan shall implement the following organisations to deliver and implement WLL System, and support Suntel after System Acceptance.

In Country Support (after System Acceptance)
--------------------------------------------

                           [FLOW CHART APPEARS HERE]

                         -----------------------------
                            Airspan Country Manager
                                      TBA
                                Project Manager
                                   and Sales
                         -----------------------------

               ----------------------         -------------------------------
                  Systems Engineer                   Systems Engineer
                        TBA                                TBA
                 Installation Works             Operations and Maintenance
               ----------------------         -------------------------------


All employees will be full-time and permanently based in Sri Lanka. Airspan will establish a local office with facilities for local test, return and repair and storage of spares.

Project Implementation (up to and including System Acceptance)
--------------------------------------------------------------

The local organisation will depend on UK based project support for most of the implementation phase. This group will be organised as follows:

                           [FLOW CHART APPEARS HERE]

                            -----------------------
                                  Paul Senior
                            Regional Director, Asia
                             Airspan Communications
                            -----------------------

--------------------------                ----------------------
       Minesh Patel                                TBA
      Senior Manager                          Senior Manager
Technical Project Planning                Customer Service, Asia

--------------------------                ----------------------

---------------------        ------------------------  -------------------------
    Sunil Patel                     Ian Stokoe                Barry Porter
     Consultant                   Site Supervisor           Site Supervisor
   Radio Planning            and System Commissioning  and System Commissioning
and Technical Support         Local Project Planning
---------------------        ------------------------  -------------------------


All are Airspan employees, and will be assigned to this project on a full-time basis during the implementation phase, up to and including System Acceptance. The Site Supervisors will be on-site for all installation works, including those carried out by our sub-contractors.

During the Implementation Phase
-------------------------------

The activities of the UK based project support organisation shall be supplemented by our sub-contractor, Metropolitan Telecom Services. This group shall support the physical installation, antenna and feeder rigging, and all site cabling.

This group is lead by Mr. R. H. Samarakone, Director who is assisted by Mr. B Somasiv, Asst. General Manager.

ANNEX 28 -  Bill of Quantity
----------------------------

The detailed parts list has been broken down into the four shipment phases.

Please Note: Final parts numbers will only be confirmed after manufacturing has completed.

                          SUNTEL (PHASE 1A)
                          SALES ORDER SO0xxx
                          AS 4000 Equipment (C2 Band)

Part No.                 Description                                                                 Qty
-------------------------------------------------------------------------------------------------------------------------------
                         Directional antenna
503-0700-094             65 degree antenna (DUAL PORT)and mountings (C band)                          12
Buy-in                   50 Ohm N-type termination                                                    12
605-0000-114             Feeder Install Kit                                                            6
454-0000-050             Feeder cable                                                                 12


                         CT Rack + RF Plug in cards                                                    6
                         Consisting rack of:
605-0000-378+            Rack hardware with 2 FA modem shelves (powder coat painted)                   1
503 0300 063             EPI PSU                                                                       3
503-0300-045             C2 - RF Diplexer and LNA                                                      2
303-0043 900             Combiner Mon                                                                  1
303-0043 901             Combiner Mon PSU                                                              1
503 0300 051             Dual Power Amplifier to include packaging                                     2
TBA                      Dual DIP/LNA update kit, 2 short rf cables, 2off 2 Way splitters and          1
                         sticky pads

                         FA Modem Shelf Card set (ISDN) for 1 RF carrier                               6
                         Each set consisting of:
303-0040-904             AU card                                                                       1
303-0042-903             SC card                                                                       1
303-0041-907             TU card                                                                       1

303-0093-900             CT RF card (C2 band)                                                          1
303-0039-903             Modem Card (Voice/ISDN)                                                       8

                         FA Modem Shelf Card set (Data) for 1 RF carrier                               6
                         Each set consisting of:
303-0040-904             AU card                                                                       1
303-0042-903             SC card                                                                       1
303-0004-915             TU card                                                                       1

303-0093-900             CT RF card (C2 band)                                                          1
303-0039-900             Modem Card (Data)                                                             8

                         DA Expansion rack                                                             6
                         Each rack consisting of:
xxx-xxxx-xxx             Expansion "carcus" rack with cables and power distribution panel and          1
                         "standard" Expansion rack vent and blanking panels

503-0020-011             DA modem shelf (powder coat painted)                                          1
403-0000-300             Blanking panels for FA modem shelf (to fill in for non-fitted DA              2
                         shelf)

                         DA Modem Shelf Card set for 1 RF carrier                                      6
                         Each set consisting of:
303-1007-900             DA AU card                                                                    1
303-1008-900             DA SC card                                                                    1
303-1002-900             DA TU card                                                                    1
303-0093-920             DA CT RF card (C2 band)                                                       1
303-1003-900             DA Modem Card                                                                 5
261-1000-287             DA Shelf PSU                                                                  2
                         DA Access Concentrator rack                                                   4
                         Each rack consisting of:
xxx-xxxx-xxx             Access Concentrator "carcus" rack with cables and                             1
                         power distribution paneland "standard" AC rack vent
                         and blanking panels
503-0020-038             DA Access Concentrator shelf (powder coat painted)                            2

                         DA Access Concentrator rack                                                   1
                         Each rack consisting of:
xxx-xxxx-xxx             Access Concentrator "carcas" rack with cables and                             1
                         power distribution paneland "standard" AC rack vent
                         and blanking panels

503-0020-038             DA Access Concentrator shelf (powder coat painted)                            1
403-0010-206             75mm Blanking Panel                                                           1
403-0010-137             100mm Blanking Panel                                                          1
403-0010-067             500mm Blanking Panel                                                          1

                         DA Access Concentrator Shelf Card set for 1 RF carrier                        9

                         Each set consisting of:
303-1008-900             DA SC card                                                                    1
303-1002-900             DA TU card                                                                   2?
261-1000-287             DA Shelf PSU                                                                  2

                         ST-I1 (ISDN) FA subscriber terminal equipment                                30
                         Each ST consisting of:
503-0700-155             ST-I1 FA CRU C2 band                                                          1
403-0000-286             CRU Mounting bracket                                                          1
454-0000-162             5 pair drop cable (25m)                                                       1
605-0000-019             CRU fastner kit                                                               1
605-0000-185             Type 2 PSU 230V ac                                                            1
203-0002-002             Batteries                                                                     2
218-9700-013             Mains cable (UK plug)                                                         1

                         ST-D128 (DATA) FA subscriber terminal equipment                              30
                         Each ST consisting of:
605-0000-538             ST-D128 FA CRU C2 band                                                        1
403-0000-286             CRU Mounting bracket                                                          1
454-0000-184             6 pair drop cable (25m)                                                       1
605-0000-019             CRU fastner kit                                                               1
005-9472-050             Type 4A PSU                                                                   1
218-9700-013             Mains cable (UK plug)                                                         1

                         Data Converter                                                               30
                         Each consisting of:
605-0000-383             AM3 Data converter                                                            1
218-9700-013             Mains cable (UK plug)                                                         1

                         ST-R2 (2 line Voice DA subscriber terminal equipment                         30
                         (external electronics)
                         Each ST consisting of:
503-0030-005             ST-R2 FA CRU C2 band                                                          1
403-0000-286             CRU Mounting bracket                                                          1
454-0000-162             5 pair drop cable (25m)                                                       1
605-0000-019             CRU fastner kit                                                               1
605-0000-185             Type 2 PSU 230V ac                                                            1
203-0002-002             Batteries                                                                     2
218-9700-013             Mains cable (UK plug)                                                         1

                         Misc items for CT racks
xxx-xxxx-xxx             LCU data "breakout" cable for the FA modem shelf                             12
                         management ports

                         Sitespan
Special                  Special configuration PCs required                                            1
                         2 Clients, 9 Servers, Rack Mounted

                         SUNTEL (PHASE 1B)
                         SALES ORDER SO0xxx
                         AS 4000 Equipment (C2 Band)

Part No.                 Description                                                                  Qty
------------------------------------------------------------------------------------------------------------
                         Directional antenna
New Part No.             65 degree antenna (SINGLE PORT) and mountings (C band)                        18

605-0000-114             Feeder Install Kit                                                             9
454-0000-050             Feeder cable                                                                  18


                         CT Rack + RF Plug in cards                                                     9
                         Consisting rack of:
605-0000-378+            Rack hardware with 2 modem shelves (powder coat painted)                       1
503 0300 063             EPI PSU                                                                        3
503-0300-045             C2 - RF Diplexer and LNA                                                       2
303-0043 900             Combiner Mon                                                                   1
303-0043 901             Combiner Mon PSU                                                               1
503 0300 051             Dual Power Amplifier to include packaging                                      2
TBA                      Dual DIP/LNA update kit, 2 short rf cables, 2off 2 Way splitters and           1
                         sticky pads

                         FA Modem Shelf Card set (ISDN) for 1 RF carrier                                9
                         Each set consisting of:
303-0040-904             AU card                                                                        1
303-0042-903             SC card                                                                        1
303-0041-907             TU card                                                                        1

303-0093-900             CT RF card (C2 band)                                                           1
303-0039-903             Modem Card (Voice/ISDN)                                                        8

                         FA Modem Shelf Card set (Data) for 1 RF carrier                                9
                         Each set consisting of:
303-0040-904             AU card                                                                        1
303-0042-903             SC card                                                                        1
303-0004-915             TU card                                                                        1

303-0093-900             CT RF card (C2 band)                                                           1
303-0039-900             Modem Card (Data)                                                              8

                         DA Expansion rack                                                              9
                         Each rack consisting of:
xxx-xxxx-xxx             Expansion rack with cables and power distribution panel and "standard"         1
                         Expansion rack vent and blanking panels

503-0020-011             DA modem shelf (powder coat painted)                                           1
403-0000-300             Blanking panels for FA modem shelf (to fill in for non-fitted DA shelf)        2

                         DA Modem Shelf Card set for 1 RF carrier                                       9
                         Each set consisting of:
303-1007-900             DA AU card                                                                     1
303-1008-900             DA SC card                                                                     1
303-1002-900             DA TU card                                                                     1
303-0093-920             DA CT RF card (C2 band)                                                        1
303-1003-900             DA Modem Card                                                                  5
261-1000-287             DA Shelf PSU                                                                   2

                         Misc items for CT racks
xxx-xxxx-xxx             LCU data "breakout" cable for the FA modem shelf management ports              9

                         SUNTEL  ( PHASE 1C )
                         SALES ORDER SO0xxx
                         AS 4000 Equipment (C2 Band)

Part No.                 Description                                                                  Qty
-----------------------------------------------------------------------------------------------------------
                         Directional antenna
New Part No.             65 degree antenna (SINGLE PORT) and mountings (C band)                        24

605-0000-114             Feeder Install Kit                                                            12
454-0000-050             Feeder cable                                                                  24


                         CT Rack + RF Plug in cards                                                    12
                         Consisting rack of:
605-0000-378+            Rack hardware with 2 modem shelves (powder coat painted)                       1

503 0300 063             EPI PSU                                                                        3
503-0300-045             C2 - RF Diplexer and LNA                                                       2
303-0043 900             Combiner Mon                                                                   1
303-0043 901             Combiner Mon PSU                                                               1
503 0300 051             Dual Power Amplifier to include packaging                                      2
Tom Reynolds             Dual DIP/LNA update kit, 2 short rf cables, 2 off 2 Way splitters              1
                         and sticky pads

                         FA Modem Shelf Card set (ISDN) for 1 RF carrier                               12
                         Each set consisting of:
303-0040-904             AU card                                                                        1
303-0042-903             SC card                                                                        1
303-0041-907             TU card                                                                        1

303-0093-900             CT RF card (C2 band)                                                           1
303-0039-903             Modem Card (Voice/ISDN)                                                        8

                         FA Modem Shelf Card set (Data) for 1 RF carrier                               12
                         Each set consisting of:
303-0040-904             AU card                                                                        1
303-0042-903             SC card                                                                        1
303-0004-915             TU card                                                                        1

303-0093-900             CT RF card (C2 band)                                                           1
303-0039-900             Modem Card (Data)                                                              8

                         DA Expansion rack                                                             12
                         Each rack consisting of:
xxx-xxxx-xxx             Expansion rack with cables and power distribution panel and                    1
                         "standard" Expansion rack vent and blanking panels

503-0020-011             DA modem shelf (powder coat painted)                                           1
403-0000-300             Blanking panels for FA modem shelf (to fill in for non-fitted DA               2
                         shelf)

                         DA Modem Shelf Card set for 1 RF carrier                                      12
                         Each set consisting of:
303-1007-900             DA AU card                                                                     1
303-1008-900             DA SC card                                                                     1
303-1002-900             DA TU card                                                                     1
303-0093-920             DA CT RF card (C2 band)                                                        1
303-1003-900             DA Modem Card                                                                  5
261-1000-287             DA Shelf PSU                                                                   2

                         Misc items for CT racks
xxx-xxxx-xxx             LCU data "breakout" cable for the FA modem shelf management ports             12

                         SUNTEL (PHASE 2)
                         SALES ORDER SO0xxx
                         AS 4000 Equipment (C2 Band)

Part No.                 Description                                                                  Qty
-----------------------------------------------------------------------------------------------------------
                         Subscriber Terminals                                                         350

TBA                      ST-B1 Basic Rate ISDN Subscriber Terminal                                     30
                         (External Antenna - Internal Radio Electronics)

TBA                      ST-L128 128kbit/s Leased Line Data Subscriber Terminal                        30
                         (External Antenna - Internal Radio Electronics)

TBA                      ST-R2 - Dual Line Subscriber Terminal                                        290
                         (External Antenna - Internal Radio Electronics)

                         SUNTEL (PHASE 3)
                         SALES ORDER SO0xxx
                         AS 4000 Equipment (C2 Band)

Part No.                 Description                                                                  Qty
-----------------------------------------------------------------------------------------------------------
                         Subscriber Terminals                                                         290

TBA                      ST-R2 - Dual Line Subscriber Terminal                                        290
                         (External Antenna - Internal Radio Electronics)

                         SUNTEL (PHASE 4)
                         SALES ORDER SO0xxx
                         AS 4000 Equipment (C2 Band)

Part No.                 Description                                                                  Qty
-----------------------------------------------------------------------------------------------------------
                         Subscriber Terminals                                                         315

TBA                      ST-R2 - Dual Line Subscriber Terminal                                        290
                         (External Antenna - Internal Radio Electronics)

TBA                      ST-M16 - Multiple Line Subscriber Terminal                                    25
                         (External Antenna - Internal Radio Electronics)

ANNEX 29 -  Year 2000 Compliance
--------------------------------

The attached document gives Airspan's Year 2000 Compliance.

Quality Assurance
Customer Notice



To our valued Customer,

                         Airspan Year 2000 Compliance
                         ----------------------------

In response to numerous requests for information regarding Airspan equipment and Year 2000 compliance. The following statement details the status of our equipment:

Airspan - The AS4000 product (previously known as Airspan) does not contain any real time clock and therefore compliance to Year 2000 is not applicable.

Sitespan - The AS8100 (previously known as Sitespan) operates using the system clocks, which are provided, via Microsoft(R) Window NT(C). It is a condition that the PC used shall be loaded with either Window NT(C) version 4.0 with the year 2000 fixes as supplied by Microsoft, or version 5.0.

In response to the individual rules detailed in DISC PD2000-1, Airspan can confirm that:

Rule 1 There will be no interruption in operation prior to, during or after the year 2000 due to the change in century.
Rule 2 Date based functionality will behave consistently when provided with an acceptable clock from the operating system as detailed above.
Rule 3    The date data is displayed explicitly as a four-digit year.
Rule 4 As confirmed by Microsoft Windows NT, versions as detailed above; recognise Year 2000 as a leap year.


Signed on behalf of Airspan Communications Ltd


/s/ Richard Woollard

Richard Woollard
Quality Manager